     As filed with the Securities and           Registration No.       333-68740
Exchange Commission on August 27, 2002.                                811-10487

================================================================================
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                             -----------------------
                                    FORM N-1A

           REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 [ ]
                        Pre-Effective Amendment No. [ ]

                       Post-Effective Amendment No. 2 [x]

                                     and/or
                  REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY

                                   ACT OF 1940 [ ]

                                 Amendment No. 3 [x]

                        (Check appropriate box or boxes)
                            ------------------------
                            HOTCHKIS AND WILEY FUNDS

               (Exact name of registrant as specified in Charter)

     725 S. Figueroa Street, 39th Floor
           Los Angeles, California                              90017-5439
    (Address of Principal Executive Offices)                    (Zip Code)

        Registrant's Telephone Number, including Area Code (213) 430-1000

                                Anna Marie Lopez
                       725 S. Figueroa Street, 39th Floor
                       Los Angeles, California 90017-5439
                     (Name and Address of Agent for Service)
                                 with a copy to:

                             Karin Jagel Flynn, Esq.
                        Vedder, Price, Kaufman & Kammholz
                            222 North LaSalle Street
                             Chicago, IL 60601-1003

     Approximate date of proposed public offering: As soon as practicable after the effective date of the registration statement.

It is proposed that this filing will become effective (check appropriate box):

[ ] Immediately upon filing pursuant to paragraph (b)
[x] on August 28, 2002 pursuant to paragraph (b)
[ ] 60 days after filing pursuant to paragraph (a)(1)
[ ] on (date) pursuant to paragraph (a)(1)
[ ] 75 days after filing pursuant to paragraph (a)(2)
[ ] on (date) pursuant to paragraph (a)(2) of Rule 485.

    If appropriate, check the following box:
[ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.


================================================================================
Title of Securities Being Registered              Shares of Beneficial Interest,
                                                      $.001 par value per share.

PROSPECTUS - CLASS I SHARES

AUGUST 28, 2002

LARGE CAP VALUE FUND
MID-CAP VALUE FUND
SMALL CAP VALUE FUND

[HOTCHKIS AND WILEY FUNDS LOGO]

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

TABLE OF CONTENTS


                                                    PAGE

FUND FACTS
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About the Funds...................................    2

Risk/Return Bar Charts............................    5

Average Annual Returns............................    7

Fees and Expenses.................................    8

ABOUT THE DETAILS
--------------------------------------------------------

How the Funds Invest..............................   10

Investment Risks..................................   11

Additional Information............................   14

SHAREHOLDER SERVICES
--------------------------------------------------------

About Class I Shares..............................   15

How to Buy Shares.................................   15

How to Sell Shares................................   17

How to Exchange Shares............................   19

How Shares are Priced.............................   20

Dividends and Taxes...............................   20

THE MANAGEMENT TEAM
--------------------------------------------------------

Management of the Funds...........................   22

Financial Highlights..............................   24

INFORMATION ABOUT THE FUNDS ................. Back Cover
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                            HOTCHKIS AND WILEY FUNDS

FUND FACTS

ABOUT THE FUNDS
--------------------------------------------------------------------------------

What are the Funds' investment objectives?
The Hotchkis and Wiley Large Cap Value Fund's ("Large Cap Value Fund") investment objective is current income and long-term growth of income, as well as capital appreciation.

The Hotchkis and Wiley Mid-Cap Value Fund's ("Mid-Cap Value Fund") investment objective is capital appreciation.

The Hotchkis and Wiley Small Cap Value Fund's ("Small Cap Value Fund") investment objective is capital appreciation.

What are the Funds' main investment strategies?
The Large Cap Value Fund normally invests at least 80% of its net assets plus borrowings for investment purposes in common stocks of large capitalization U.S. companies. Hotchkis and Wiley Capital Management, LLC (the "Advisor") currently considers large cap companies to be those with market capitalizations like those found in the Russell 1000 Index. The Large Cap Value Fund also invests in stocks with high cash dividends or payout yields relative to the market.

The Mid-Cap Value Fund normally invests at least 80% of its net assets plus borrowings for investment purposes in common stocks of mid capitalization U.S. companies. The Advisor currently considers mid-cap companies to be those with market capitalizations like those found in the Russell Midcap Index.

The Small Cap Value Fund normally invests at least 80% of its net assets plus borrowings for investment purposes in common stocks of small capitalization U.S. companies. The Advisor currently considers small cap companies to be those with market capitalizations of $3 billion or less.

Each Fund may purchase securities in initial public offerings ("IPOs").

Value Investing:
In investing the assets of each Fund, the Advisor follows a value style. This means that the Advisor buys stocks that it believes are currently undervalued by the market and thus have a lower price than their true worth. Value characteristics normally include:

     - low PRICE-TO-EARNINGS RATIO relative to the market

     - low PRICE-TO-BOOK VALUE RATIO relative to the market

The different Funds emphasize these characteristics in different degrees depending on investment objective and market capitalization focus.

In most equity markets, a large number of stocks are "mispriced" by investors due to emotional decisions or limited Wall Street coverage. Stocks may be "undervalued" because they are part of an industry that is out of favor with investors generally. Even in those industries, though, individual companies may have high

2                           HOTCHKIS AND WILEY FUNDS

FUND FACTS

rates of growth of earnings and be financially sound. At the same time, the price of their common stock may be depressed because investors associate the companies with their industries. The portfolio managers exploit these inefficiencies by employing a disciplined bottom-up, value-oriented investment style with an emphasis on internally generated fundamental research. The investment process is designed to expose the Funds to value factors which the portfolio managers believe will lead to attractive risk-adjusted returns.


What are the main risks of investing in the Funds?


ALL FUNDS. As with any mutual fund, the value of a Fund's investments, and therefore the value of Fund shares, may go down. These changes may occur because a particular stock or stock market in which a Fund invests is falling. Also, Fund management may select securities which underperform the stock market or other funds with similar investment objectives and investment strategies. Securities purchased in IPOs may not be available in sufficient quantity to affect a Fund's performance, may be subject to greater and more unpredictable price changes than more established stocks and may produce losses. If the value of a Fund's investments goes down, you may lose money. We cannot guarantee that a Fund will achieve its investment objective.


The Funds' value discipline sometimes prevents or limits investments in stocks that are in well-known indexes, like the S&P 500 Index, the Russell 1000 Index, the Russell Midcap Index or the Russell 2000 Index. Also, the returns of the Large Cap Value Fund, the Mid-Cap Value Fund and the Small Cap Value Fund will not necessarily be similar to the returns of the S&P 500 Index or the Russell 1000 Index, the Russell Midcap Index or the Russell 2000 Index, respectively.

An investment in a Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.


MID-CAP VALUE FUND AND SMALL CAP VALUE FUND. Generally, the stock prices of small and mid-size companies vary more than the stock prices of large companies and may present above average risk. Securities of small and mid cap companies generally trade in lower volumes and are subject to greater and more unpredictable price changes than larger cap securities or the stock market as a whole. Investing in securities of small or mid cap companies requires a long-term view.


See "Investment Risks" for more information about the risks associated with each Fund.


Who should invest?


The Large Cap Value Fund may be an appropriate investment for you if you:



     - Are seeking current income and long-term growth of income, as well as capital appreciation, and can withstand the share price volatility of equity investing.



     - Are seeking a diversified portfolio of equity securities.



     - Want a professionally managed and diversified portfolio.



     - Are willing to accept the risk that the value of your investment may decline in order to seek current income and long-term growth of income, as well as capital appreciation.


                            HOTCHKIS AND WILEY FUNDS                           3

FUND FACTS

     - Are prepared to receive taxable dividends.

The Mid-Cap Value Fund may be an appropriate investment for you if you:

     - Are seeking capital appreciation and can withstand the share price volatility of equity investing.

     - Are seeking to diversify a portfolio of equity securities to include stocks with market capitalizations like those found in the Russell Midcap Index.

     - Want a professionally managed and diversified portfolio.

     - Are willing to accept the risk that the value of your investment may decline in order to seek capital appreciation.

     - Are not looking for current income.

     - Are prepared to receive taxable dividends.

The Small Cap Value Fund may be an appropriate investment for you if you:

     - Are seeking capital appreciation and can withstand the share price volatility of equity investing.

     - Are seeking to diversify a portfolio of equity securities to include small capitalization stocks.

     - Want a professionally managed and diversified portfolio.

     - Are willing to accept the risk that the value of your investment may decline in order to seek capital appreciation.

     - Are not looking for current income.

     - Are prepared to receive taxable dividends.


Investing in any of the Funds does not constitute a complete investment program and you should consider it just one part of your total investment program.


4                           HOTCHKIS AND WILEY FUNDS

FUND FACTS

RISK/RETURN BAR CHARTS
--------------------------------------------------------------------------------

The Funds were organized to acquire the assets and liabilities of the Mercury HW Large Cap Value Fund, the Mercury HW Mid-Cap Value Fund and the Mercury HW Small Cap Value Fund (the "Mercury HW Funds"). The investment objectives and policies of the Mercury HW Funds were substantially similar to those of the Funds, although the investment objective of the Mercury HW Mid-Cap Value Fund was current income and long-term growth of income, as well as capital appreciation. The Funds have the same portfolio managers as the Mercury HW Funds. The bar charts and tables on the following pages include the performance of the Mercury HW Funds, since the Funds assumed that performance upon consummation of the reorganizations on February 4, 2002.

The bar charts and tables on the following pages provide some indication of the risks of investing in the Funds by showing changes in the Funds' performance from year to year and by showing how each Fund's average annual total returns for 1, 5 and 10 years (or for the life of the Fund if less than 5 or 10 years) compare with those of a broad measure of market performance. The bar charts reflect the actual performance of the Class I shares of the Funds. The average annual total returns also are for the Class I shares of the Funds. How a Fund performed in the past (before and after taxes) is not necessarily an indication of how the Funds will perform in the future.


                              Large Cap Value Fund



EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Total Return

1992  13.95%
1993  15.78%
1994  -3.49%
1995  34.43%
1996  17.39%
1997  31.16%
1998   4.34%
1999  -2.35%
2000   9.18%
2001   7.95%




During the period shown in the bar chart, the highest return for a quarter was 13.29% (quarter ended June 30, 1999) and the lowest return for a quarter was -11.52% (quarter ended September 30, 1999). The year-to-date return as of
June 30, 2002 was 0.88%.


                            HOTCHKIS AND WILEY FUNDS                           5

FUND FACTS

                               Mid-Cap Value Fund

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Total Return

1997  32.44%
1998  -10.26%
1999   16.87%
2000   44.23%
2001   15.52%


During the period shown in the bar chart, the highest return for a quarter was 26.36% (quarter ended June 30, 1999) and the lowest return for a quarter was -17.56% (quarter ended September 30, 1998). The year-to-date return as of
June 30, 2002 was 1.74%.


                              Small Cap Value Fund

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Total Return

1992  13.73%
1993   12.59%
1994    1.12%
1995   18.43%
1996   14.26%
1997   39.52%
1998  -15.56%
1999  -12.53%
2000   27.51%
2001   33.62%


During the period shown in the bar chart, the highest return for a quarter was 25.72% (quarter ended June 30, 1999) and the lowest return for a quarter was -26.96% (quarter ended September 30, 1998). The year-to-date return as of
June 30, 2002 was 10.52%.


6                           HOTCHKIS AND WILEY FUNDS

FUND FACTS

AVERAGE ANNUAL RETURNS
--------------------------------------------------------------------------------


The returns in the following table are for Class I shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Return After Taxes on Distributions and Sale of Fund Shares may be higher than other returns for the same period due to a tax benefit of realizing a capital loss upon the sale of Fund shares. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. How a Fund performed in the past (before and after taxes) is not necessarily an indication of how the Funds will perform in the future.



AVERAGE ANNUAL TOTAL RETURNS                     Past           Past       Past             Since
(FOR THE PERIODS ENDED DECEMBER 31, 2001)      One Year      Five Years  Ten Years        Inception

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Large Cap Value Fund -- Class I
----------------------------------------------------------------------------------------------------------
  Return Before Taxes                                 7.95%      9.51%     12.21%   10.68%(1)
----------------------------------------------------------------------------------------------------------
  Return After Taxes on Distributions                 6.45%      6.42%      9.32%    8.18%(1)
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  Return After Taxes on Distributions and
    Sale of Fund Shares                               5.53%      7.00%      9.24%    8.07%(1)
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S&P 500 Index*                                      -11.87%     10.73%     12.97%   12.20%(1)
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Russell 1000 Index*                                 -12.45%     10.50%     12.85%   12.18%(2)
----------------------------------------------------------------------------------------------------------
Mid-Cap Value Fund -- Class I
----------------------------------------------------------------------------------------------------------
  Return Before Taxes                                15.52%        --         --    18.27%(3)
----------------------------------------------------------------------------------------------------------
  Return After Taxes on Distributions                13.35%        --         --    15.24%(3)
----------------------------------------------------------------------------------------------------------
  Return After Taxes on Distributions and
    Sale of Fund Shares                               9.65%        --         --    13.73%(3)
----------------------------------------------------------------------------------------------------------
Russell Midcap Index*                                -5.62%        --         --    11.40%(4)
----------------------------------------------------------------------------------------------------------
Small Cap Value Fund -- Class I
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  Return Before Taxes                                33.62%     11.92%     11.89%   12.39%(5)
----------------------------------------------------------------------------------------------------------
  Return After Taxes on Distributions                33.24%     10.75%      9.73%   10.30%(5)
----------------------------------------------------------------------------------------------------------
  Return After Taxes on Distributions and
    Sale of Fund Shares                              20.47%      9.35%      8.95%    9.66%(5)
----------------------------------------------------------------------------------------------------------
Russell 2000 Index*                                   2.49%      7.52%     11.51%   11.33%(5)
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(1)  SINCE JUNE 24, 1987.
(2)  SINCE JULY 1, 1987.
(3)  SINCE JANUARY 2, 1997.
(4)  SINCE JANUARY 1, 1997.
(5)  SINCE SEPTEMBER 20, 1985.
*    INDEX RETURNS REFLECT NO DEDUCTION FOR FEES, EXPENSES OR TAXES.
THE S&P 500 INDEX IS A CAPITAL WEIGHTED, UNMANAGED INDEX REPRESENTING THE AGGREGATE MARKET VALUE OF THE COMMON EQUITY OF 500 STOCKS PRIMARILY TRADED ON THE NEW YORK STOCK EXCHANGE.
THE RUSSELL 1000 INDEX IS AN UNMANAGED INDEX THAT MEASURES THE PERFORMANCE OF THE 1,000 LARGEST COMPANIES IN THE RUSSELL 3000 INDEX, WHICH REPRESENTS APPROXIMATELY 92% OF THE TOTAL MARKET CAPITALIZATION OF THE RUSSELL 3000 INDEX. THE RUSSELL MIDCAP INDEX IS AN UNMANAGED INDEX THAT MEASURES THE PERFORMANCE OF THE 800 SMALLEST COMPANIES IN THE RUSSELL 1000 INDEX, WHICH REPRESENTS APPROXIMATELY 26% OF THE TOTAL MARKET CAPITALIZATION OF THE RUSSELL 1000 INDEX. THE RUSSELL 2000 INDEX IS A STOCK MARKET INDEX COMPRISED OF THE 2,000 SMALLEST COMPANIES IN THE RUSSELL 3000 INDEX, WHICH REPRESENTS APPROXIMATELY 8% OF THE TOTAL MARKET CAPITALIZATION OF THE RUSSELL 3000 INDEX.


                            HOTCHKIS AND WILEY FUNDS                           7

FUND FACTS

FEES AND EXPENSES
--------------------------------------------------------------------------------

The Funds offer four different classes of shares. Only Class I shares are offered in this prospectus. Class A, Class B and Class C shares are offered through a separate prospectus. Not everyone is eligible to buy Class I shares.

THESE TABLES SHOW THE DIFFERENT FEES AND EXPENSES THAT YOU MAY PAY IF YOU BUY AND HOLD CLASS I SHARES. FUTURE EXPENSES MAY BE GREATER OR LESS THAN THOSE INDICATED BELOW.


                                                                 Large Cap    Mid-Cap    Small Cap
SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT) (a):  Value Fund  Value Fund  Value Fund

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Maximum Sales Charge (Load) imposed on purchases                     None        None        None
---------------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load)                                 None        None        None
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Maximum Sales Charge (Load) imposed on Dividend Reinvestments        None        None        None
---------------------------------------------------------------------------------------------------
Redemption Fee                                                       None        None        None
---------------------------------------------------------------------------------------------------
Exchange Fee                                                         None        None        None
---------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM
  THE FUND'S TOTAL ASSETS):
---------------------------------------------------------------------------------------------------
Management Fees(b)                                                   0.75%       0.75%       0.75%
---------------------------------------------------------------------------------------------------
Distribution and/or Service (12b-1) Fees                             None        None        None
---------------------------------------------------------------------------------------------------
Other Expenses (including transfer agency fees)                      0.75%       0.65%       0.57%
---------------------------------------------------------------------------------------------------
Total Annual Fund Operating Expenses                                 1.50%       1.40%       1.32%
---------------------------------------------------------------------------------------------------
Fee Waiver and/or Expense Reimbursement(b)                           0.45%       0.25%       0.07%
---------------------------------------------------------------------------------------------------
Net Annual Fund Operating Expenses(b)                                1.05%       1.15%       1.25%
---------------------------------------------------------------------------------------------------



(a) CERTAIN SECURITIES DEALERS OR OTHER FINANCIAL INTERMEDIARIES MAY CHARGE A FEE TO PROCESS A PURCHASE OR SALE OF SHARES. SEE "HOW TO BUY SHARES," "HOW TO SELL SHARES" AND "HOW TO EXCHANGE SHARES."
(b) THE ADVISOR HAS CONTRACTUALLY AGREED TO WAIVE ADVISORY FEES AND/OR REIMBURSE EXPENSES THROUGH JUNE 30, 2003, AS SHOWN IN THE TABLE.


8                           HOTCHKIS AND WILEY FUNDS

FUND FACTS

Examples:
These examples are intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds.

These examples assume that you invest $10,000 in a Fund for the time periods indicated, that your investment has a 5% return each year, that you pay the sales charges, if any, that apply to that particular class and that the Funds' operating expenses remain the same except for the expense reimbursement in effect for the first year. This assumption is not meant to indicate you will receive a 5% annual rate of return. Your annual return may be more or less than the 5% used in these examples. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Expenses


                                     Large Cap  Mid-Cap  Small Cap
                                       Value     Value     Value

------------------------------------------------------------------
One year                              $  107    $  117    $  127
------------------------------------------------------------------
Three years*                          $  430    $  419    $  411
------------------------------------------------------------------
Five years*                           $  776    $  742    $  717
------------------------------------------------------------------
Ten years*                            $1,752    $1,658    $1,584
------------------------------------------------------------------



* THESE EXPENSES DO NOT REFLECT THE CONTINUATION BEYOND THE FIRST YEAR OF THE CONTRACTUAL ARRANGEMENT BETWEEN THE ADVISOR AND THE FUNDS THAT LIMITS EXPENSES INCURRED BY THE FUNDS. THIS ARRANGEMENT EXPIRES ON JUNE 30, 2003 AND IS RENEWABLE.


                            HOTCHKIS AND WILEY FUNDS                           9

ABOUT THE DETAILS

HOW THE FUNDS INVEST
--------------------------------------------------------------------------------

Large Cap Value Fund
The Large Cap Value Fund's investment objective is current income and long-term growth of income, as well as capital appreciation.


The Large Cap Value Fund invests at least 80% of its net assets plus borrowings for investment purposes in common stocks of large cap U.S. companies under normal circumstances. We currently consider large cap companies to be those with market capitalizations like those found in the Russell 1000 Index. The market capitalization range of the Index changes constantly, but as of June 30, 2002, the range was from $200 million to $296 billion. Market capitalization is measured at the time of initial purchase. Some of these securities may be purchased in IPOs. Normally, the Fund invests at least 80% of its net assets in stocks that have a high cash dividend or payout yield relative to the market. Payout yield is defined as dividend yield plus net share repurchases.


In addition to these principal investments, the Fund can invest up to 20% of its total assets in foreign securities. It also may invest in stocks that don't pay dividends, but have growth potential unrecognized by the market or changes in business or management that indicate growth potential.

Mid-Cap Value Fund
The Mid-Cap Value Fund's investment objective is capital appreciation.


The Mid-Cap Value Fund invests at least 80% of its net assets plus borrowings for investment purposes in common stocks of mid cap U.S. companies under normal circumstances. We currently consider mid cap companies to be those with market capitalizations like those found in the Russell Midcap Index. The market capitalization range of the Index changes constantly, but as of June 30, 2002, the range was from $200 million to $12 billion. Market capitalization is measured at the time of initial purchase. Some of these securities may be purchased in IPOs.


In addition to these principal investments, the Fund can invest up to 20% of its total assets in foreign securities.

Small Cap Value Fund
The Small Cap Value Fund's investment objective is capital appreciation.

The Small Cap Value Fund invests at least 80% of its net assets plus borrowings for investment purposes in common stocks of small cap U.S. companies under normal circumstances. We currently consider small cap companies to be those with market capitalizations of $3 billion or less. Market capitalization is measured at the time of initial purchase. Some of these securities may be purchased in IPOs.

In addition to these principal investments, the Fund can invest up to 20% of its total assets in foreign securities.

10                          HOTCHKIS AND WILEY FUNDS

ABOUT THE DETAILS


Each Fund will provide 60 days' prior written notice to shareholders of a change in the Fund's non-fundamental policy of investing at least 80% of its net assets plus borrowings for investment purposes in the type of investments suggested by the Fund's name.



Money Market Investments


To meet redemptions and when waiting to invest cash receipts, the Funds may invest in short-term, investment grade bonds, money market mutual funds and other money market instruments.



Temporary Defensive Investments


A Fund temporarily can invest up to 100% of its assets in short-term, investment grade bonds and other money market instruments in response to adverse market, economic or political conditions. A Fund may not achieve its objective using this type of investing.


INVESTMENT RISKS
--------------------------------------------------------------------------------

This section contains a summary discussion of the general risks of investing in a Fund. As with any mutual fund, there can be no guarantee that a Fund will meet its goals or that the Fund's performance will be positive for any period of time.

Each Fund's principal risks are listed below:


Market Risk and Selection Risk


Market risk is the risk that the market will go down in value, including the possibility that the market will go down sharply and unpredictably. Selection risk is the risk that the investments that Fund management selects will underperform the market or other funds with similar investment objectives and investment strategies.



Initial Public Offering Risks


The volume of IPOs and the levels at which the newly issued stocks trade in the secondary market are affected by the performance of the stock market overall. If IPOs are brought to the market, availability may be limited and a Fund may not be able to buy any shares at the offering price, or if it is able to buy shares, it may not be able to buy as many shares at the offering price as it would like. In addition, the prices of securities involved in IPOs are often subject to greater and more unpredictable price changes than more established stocks.


The Mid-Cap Value Fund and Small Cap Value Fund also are subject to the following principal risks:


Risks of Investing in Small and Mid-Size Companies


The Mid-Cap Value Fund and Small Cap Value Fund invest in the securities of small and mid cap companies. Investment in small and mid cap companies involves more risk than investing in larger, more established companies. Small and mid cap companies may have limited product lines or markets. They may be less financially secure than larger, more established companies. They may depend on a small


                            HOTCHKIS AND WILEY FUNDS                          11

ABOUT THE DETAILS


number of key personnel. If a product fails, or if management changes, or there are other adverse developments, a Fund's investment in a small cap or mid cap company may lose substantial value.


Portfolio Turnover
At times a Fund may purchase securities for short-term profits, which may result in a high portfolio turnover rate. A high portfolio turnover rate involves certain tax consequences and correspondingly greater transaction costs in the form of dealer spreads and brokerage commissions, which are borne by the Fund and may adversely affect performance.

All of the Funds also may be subject to the following risks:

Foreign Market Risk
Each Fund may invest up to 20% of its total assets in securities of companies located in foreign countries, including American Depositary Receipts. American Depositary Receipts are receipts typically issued by an American bank or trust company that show evidence of underlying securities issued by a foreign corporation. Foreign investments involve special risks not present in U.S. investments that can increase the chances that a Fund will lose money. In particular, investments in foreign securities involve the following risks, which are generally greater for investments in emerging markets:

     - The economies of some foreign markets often do not compare favorably with that of the U.S. in areas such as growth of gross national product, reinvestment of capital, resources, and balance of payments. Some of these economies may rely heavily on particular industries or foreign capital. They may be more vulnerable to adverse diplomatic developments, the imposition of economic sanctions against a particular country or countries, changes in international trading patterns, trade barriers and other protectionist or retaliatory measures.

     - Investments in foreign markets may be adversely affected by governmental actions such as the imposition of capital controls, nationalization of companies or industries, expropriation of assets or the imposition of punitive taxes.

     - The governments of certain countries may prohibit or impose substantial restrictions on foreign investing in their capital markets or in certain industries. Any of these actions could severely affect security prices. They could also impair a Fund's ability to purchase or sell foreign securities or transfer its assets or income back into the U.S., or otherwise adversely affect the Fund's operations.

     - Other foreign market risks include foreign exchange controls, difficulties in pricing securities, defaults on foreign government securities, difficulties in enforcing favorable legal judgments in foreign courts and political and social instability. Legal remedies available to investors in some foreign countries may be less extensive than those available to investors in the U.S.

     - Prices of foreign securities may go up and down more than prices of securities traded in the U.S.

     - Foreign markets may have different clearance and settlement procedures. In certain markets, settlements may be unable to keep pace with the volume of securities transactions. If this occurs,

12                          HOTCHKIS AND WILEY FUNDS

ABOUT THE DETAILS

      settlement may be delayed and the Fund's assets may be uninvested and not earning returns. The Fund also may miss investment opportunities or be unable to sell an investment because of these delays.

     - The value of the Fund's foreign holdings (and hedging transactions in foreign currencies) will be affected by changes in currency exchange rates.

     - The costs of foreign securities transactions tend to be higher than those of U.S. transactions.

Convertible Securities
Convertibles are generally bonds or preferred stocks that may be converted into common stock. Convertibles typically pay current income, as either interest (bond convertibles) or dividends (preferred stocks). A convertible's value usually reflects both the stream of current income payments and the value of the underlying common stock. The market value of a convertible performs like regular bonds; that is, if market interest rates rise, the value of a convertible usually falls. Since it is convertible into common stock, the convertible also has the same types of market and issuer risk as the underlying common stock.

Debt Securities
Debt securities, such as bonds, involve credit risk, which is the risk that the borrower will not make timely payments of principal and interest. The degree of credit risk depends on the issuer's financial condition and on the terms of the bonds. These securities are also subject to interest rate risk, which is the risk that the value of the security may fall when interest rates rise. In general, the market price of debt securities with longer maturities will go up or down more in response to changes in interest rates than shorter-term securities.

Derivatives
The Funds also may use "derivatives." Derivatives are financial instruments, like futures, forwards, swap agreements and options, the values of which are derived from other securities, commodities (such as gold or oil) or indexes (such as the S&P 500 Index). Derivatives may allow a Fund to increase or decrease its level of risk exposure more quickly and efficiently than transactions in other types of instruments. If a Fund invests in derivatives, the investments may not be effective as a hedge against price movements and can limit potential for growth in the value of an interest in a Fund. Derivatives are volatile and involve significant risks, including:


     - LEVERAGE RISK -- the risk associated with certain types of investments or trading strategies that relatively small market movements may result in large changes in the value of an investment. Certain investments or trading strategies that involve leverage can result in losses that greatly exceed the amount originally invested.



     - CREDIT RISK -- the risk that the counterparty on a derivative transaction will be unable to honor its financial obligation to a Fund.



     - CURRENCY RISK -- the risk that changes in the exchange rate between two currencies will adversely affect the value (in U.S. dollar terms) of an investment.


                            HOTCHKIS AND WILEY FUNDS                          13

ABOUT THE DETAILS


     - LIQUIDITY RISK -- the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.


ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

Each year the Funds will send investors an annual report (along with an updated prospectus) and a semi-annual report, which contain important financial information about the Funds. To reduce expenses, we will send one annual shareholder report, one semi-annual shareholder report and one annual prospectus per household, unless you instruct us or your financial intermediary otherwise.

If you would like further information about the Funds, including how they invest, please see the Statement of Additional Information.

14                          HOTCHKIS AND WILEY FUNDS

SHAREHOLDER SERVICES

ABOUT CLASS I SHARES
--------------------------------------------------------------------------------

Each Fund offers four classes of shares, each with its own sales charge and expense structure, allowing you to invest in the way that best suits your needs. Only Class I shares are offered through this prospectus. Each share class represents an ownership interest in the same investment portfolio as the other classes of shares of that Fund. If you qualify to purchase Class I shares, you should purchase them rather than any other class, since Class A, Class B and Class C shares have higher expenses than Class I shares.

The Funds' shares are distributed by Stephens Inc. (the "Distributor"). The Distributor is affiliated with the Advisor.

Certain financial intermediaries may charge you additional fees in connection with transactions in Fund shares. The Advisor, the Distributor or their affiliates may make payments out of their own resources to securities dealers and other financial intermediaries for providing services intended to result in the sale of Fund shares or for shareholder servicing activities.

Investors may purchase Class I shares of the Funds at net asset value without a sales charge or other fee. Class I shares are offered primarily for direct investments by investors such as pension and profit-sharing plans, employee benefit trusts, endowments, foundations, corporations and high net worth individuals. Class I shares may also be offered through certain financial intermediaries that charge their customers transaction or other distribution or service fees with respect to their customers' investments in the Funds.

Pension and profit-sharing plans, employee benefit trusts and employee benefit plan alliances and "wrap account" or "managed fund" programs established with broker-dealers or financial intermediaries that maintain an omnibus or pooled account for a Fund and do not require a Fund or the Advisor to pay an annual administrative or service fee greater than .25% generally may purchase Class I shares, subject to investment minimums.

The minimum initial investment for Class I shares is $1 million, except that the minimum initial investment for registered investment advisors purchasing shares for their clients through transaction fee programs is $250,000 per Fund.

Employees of the Advisor and its affiliates and their families, employee benefit plans sponsored by the Advisor, Trustees of the Hotchkis and Wiley Funds, Class I beneficial shareholders of the Mercury HW Funds as of February 1, 2002 and institutional clients of the Advisor are eligible to purchase Class I shares with no minimum initial investment. The Funds may waive the minimum initial investment in certain circumstances.

HOW TO BUY SHARES
--------------------------------------------------------------------------------


Before making an initial investment in Class I shares, you should call the Advisor at 1-800-796-5606 to determine if you are eligible to invest in Class I. The Advisor will provide you with an application form and give you further instructions on how to invest. The Transfer Agent must have received your completed


                            HOTCHKIS AND WILEY FUNDS                          15

SHAREHOLDER SERVICES


application before you may make an initial investment. The Transfer Agent will verify certain information from investors as a part of the Funds' anti-money laundering program.


Wire
Before you wire money, call 1-866-HW-FUNDS (1-866-493-8637) to notify the Funds of the wire to ensure proper credit when the wire is received. Instruct your bank to send the wire to the Transfer Agent at:

US Bank
  ABA #042000013
For credit to U.S. Bancorp Fund Services

Account #112-952-137
For further credit to HOTCHKIS AND WILEY FUNDS
  [Name of Fund]
  Account # [Your account number]

Wires received by the Transfer Agent before the New York Stock Exchange closes (generally 4:00 p.m. Eastern time) receive that day's net asset value. There is a $15 fee for wire transactions.

Mail
You also can invest by sending a check or money order payable to HOTCHKIS AND WILEY FUNDS at the following address:

    U.S. Bancorp Fund Services, LLC
    615 E. Michigan Avenue, 3rd Floor
    P.O. Box 701
    Milwaukee, Wisconsin 53201-0701

Checks must be drawn on a U.S. bank in U.S. dollars for the exact amount of the purchase. You will receive the net asset value next determined after the Transfer Agent receives your check or money order and completed account application. The Transfer Agent does not accept cash, drafts or third party checks. If your check doesn't clear, you will be charged for any loss sustained by the relevant Fund and a $25 service charge. Forms for additional contributions by check or change of address are included with account statements, or you can request them by calling 1-866-HW-FUNDS (1-866-493-8637).

Automatic Investment Plan (AIP)
The Automatic Investment Plan lets you automatically purchase shares by debiting your bank account for a preauthorized amount. There is a $100 minimum per transaction and a maximum of 2 transactions per month. Your bank must be a member of the ACH network. We don't charge a fee for this service, but you will be charged $25 if there are insufficient funds in the account at the time of the scheduled transaction.

Right to Suspend Sales and Reject Purchase Orders
The Funds reserve the right to suspend the offering of shares at any time, and to reject a purchase order.

16                          HOTCHKIS AND WILEY FUNDS

SHAREHOLDER SERVICES

Short-term or excessive trading into or out of a Fund may harm performance by disrupting portfolio management strategies and by increasing expenses. Accordingly, a Fund may reject any purchase orders, including exchanges, particularly from market timers or investors who, in Fund management's opinion, have a pattern of short-term or excessive trading in the Funds or other funds or whose trading has been disruptive to a Fund.

General
The Funds may also accept orders from certain qualified institutions, with payment made to the Fund at a later time. The Advisor is responsible for ensuring that such payment is made on a timely basis. An institution which makes such a purchase for an investor may charge the investor a reasonable service fee.

The Funds do not issue share certificates.

HOW TO SELL SHARES
--------------------------------------------------------------------------------

Mail
You can redeem shares (sell them back to the Funds) by sending us a letter that includes:

     - the Fund's name

     - your account name

     - your account number

     - the number of shares or dollar amount you want to redeem

     - signatures of all registered owners exactly as the account is registered.

Send your request to:

    U.S. Bancorp Fund Services, LLC
    615 East Michigan Avenue, 3rd Floor
    P.O. Box 701
    Milwaukee, Wisconsin 53201-0701

The redemption request will not be accepted unless it contains all required documents in proper form, as described below. If the request is in proper form, the shares will be sold at the net asset value next determined after the Transfer Agent or an authorized financial intermediary or its designee receives the request.

Telephone
You can also redeem by telephone. Call 1-866-HW-FUNDS (1-866-493-8637) and tell us:

     - your account name

     - your account number

                            HOTCHKIS AND WILEY FUNDS                          17

SHAREHOLDER SERVICES

     - dollar amount or number of shares you want to redeem ($1,000 minimum).

We will then either send you a check to the address in our records or wire the amount to your U.S. commercial bank. To redeem shares by telephone, you must have filled out an application for this privilege and have held the shares being sold for at least 30 days.

In electing a telephone redemption, the investor authorizes the Funds and the Transfer Agent to act on telephone instructions from any person representing himself to be the investor, and reasonably believed by the Funds or the Transfer Agent to be genuine. Neither the Funds nor the Transfer Agent may be liable for any loss, cost or expense for acting on instructions (whether in writing or by telephone) believed by the party receiving such instructions to be genuine and in accordance with the procedures described in this prospectus.

Proper Form

SIGNATURE GUARANTEE

A signature guarantee will generally be required, but may be waived, if your redemption proceeds

     - are more than $50,000

     - are paid to a person other than the owner(s) shown on the Transfer Agent's register

     - are sent to an address or bank account that is different from the Transfer Agent's register or has changed within 30 days

     - are paid to a corporation, partnership, trust or fiduciary.

You can get a signature guarantee from:

     - a bank which is a member of the FDIC

     - a trust company

     - a member firm of a national securities exchange

     - another eligible guarantor institution.

Guarantees must be signed by an authorized signatory of the guarantor institution and include the words "Signature Guaranteed." We will not accept signature guarantees from notaries public. Additional documents may be needed from corporations or other organizations, fiduciaries or anyone other than the shareholder of record.

Delays in Redeeming Shares
At certain times when allowed by the Securities and Exchange Commission, we may reject a redemption request or delay sending your check or wiring your redemption proceeds, including during unusual market conditions or emergencies when a Fund can't determine the value of its assets or sell its holdings.

18                          HOTCHKIS AND WILEY FUNDS

SHAREHOLDER SERVICES

Payments
Payment also may be delayed up to 12 days if you recently bought shares with a check.

Redemption in Kind
The Funds reserve the right to pay shareholders with large accounts securities instead of cash in certain circumstances.


Liquidating Small Accounts


Because of the high cost of maintaining smaller shareholder accounts, the Funds may redeem the shares in your account if the net asset value of your account falls below $500 due to redemptions you have made. You will be notified that the value of your account is less than $500 before a Fund makes an involuntary redemption. You will then have 60 days to make an additional investment to bring the value of your account to at least $500 before a Fund takes any action. This involuntary redemption does not apply to retirement plans or Uniform Gifts or Transfers to Minors Act accounts. A redemption of all of your shares in a Fund will generally be treated as a sale for Federal income tax purposes, and depending on the investor and type of account, may be subject to tax.


HOW TO EXCHANGE SHARES
--------------------------------------------------------------------------------

You can exchange Class I shares of a Fund for Class I shares of another Fund subject to a $1,000 minimum. Any shares exchanged must have been held by the shareholder for at least 30 days. Exchanges are generally considered a sale for Federal income tax purposes. The Funds may refuse to permit any exchanges to prevent shareholders from market timing a Fund. The exchange privilege can be modified or terminated at any time on 60 days' notice to shareholders.

Mail
You can exchange shares by sending us a letter that includes:

     - your account name

     - your account number

     - the dollar amount or number of shares you want to exchange

     - the Fund you want to sell and the Fund you want to buy

     - signatures of all account owners.

Send your request to:

    U.S. Bancorp Fund Services, LLC
    615 East Michigan Avenue
    P.O. Box 701
    Milwaukee, Wisconsin 53201-0701

                            HOTCHKIS AND WILEY FUNDS                          19

SHAREHOLDER SERVICES


Telephone


You can exchange shares by calling us at 1-866-HW-FUNDS (1-866-493-8637) as long as you have notified us ahead of time that you want this privilege. See "How to Sell Shares."


HOW SHARES ARE PRICED
--------------------------------------------------------------------------------

When you buy shares, you pay the net asset value. This is the offering price. A Fund's net asset value is the market value in U.S. dollars of the Fund's total assets after deducting liabilities, divided by the number of shares outstanding. Expenses, including the fees payable to the Advisor, are accrued daily. Shares are also redeemed at their net asset value. Each Fund calculates its net asset value (generally by using market quotations) each day the New York Stock Exchange is open as of the close of regular trading on the Exchange based on prices at the time of closing. Regular trading on the Exchange generally closes at 4:00 p.m. Eastern time. The net asset value used in determining your price is the next one calculated after your purchase or redemption order is placed. If market quotations are not available, a Fund may use fair value.

A Fund may accept orders from certain authorized financial intermediaries or their designees. Each Fund will be deemed to receive an order when received in proper form by the intermediary or designee and the order will receive the net asset value next computed by the Fund after such receipt. If the payment for a purchase order is not made by a designated later time, the order will be canceled and the financial intermediary could be held liable for any losses.

DIVIDENDS AND TAXES
--------------------------------------------------------------------------------

The Funds will distribute any net realized long-term or short-term capital gains at least annually. The Mid-Cap Value Fund and the Small Cap Value Fund will distribute any net investment income at least annually. The Large Cap Value Fund will distribute any net investment income semi-annually. The Funds may also pay a special distribution at the end of the calendar year to comply with Federal tax requirements. Dividends and distributions may be reinvested automatically in shares of a Fund at net asset value or may be taken in cash. If your account is with a selected securities dealer or other financial intermediary that has an agreement with a Fund, contact your dealer or intermediary about which option you would like. If your account is with the Transfer Agent and you would like to receive dividends in cash, contact the Transfer Agent. The Funds anticipate that the majority of their respective dividends, if any, will consist of ordinary income. Capital gains, if any, may be taxable to you at different rates, depending, in part, on how long a Fund has held the assets sold.

You may be subject to Federal income tax on dividends from a Fund, whether you receive them in cash or additional shares. If you redeem Fund shares or exchange them for shares of another Fund, you generally will be treated as having sold your shares and any gain on the transaction may be subject to Federal income tax. Capital gains are generally taxed at different rates than ordinary income dividends. In addition, dividends from a Fund may be subject to state and local income taxes.

20                          HOTCHKIS AND WILEY FUNDS

SHAREHOLDER SERVICES

Dividends and interest received by a Fund may give rise to withholding and other taxes imposed by foreign countries. Tax treaties between certain countries and the U.S. may reduce or eliminate such taxes.

If you are neither a lawful permanent resident nor a citizen of the U.S. or if you are a foreign entity, a Fund's ordinary income dividends (which include distributions of net short-term capital gains) will generally be subject to a 30% U.S. withholding tax, unless a lower treaty rate applies.

By law, each Fund must withhold 30% of your dividends and redemption proceeds if you have not provided a taxpayer identification number or social security number or if the number you have provided is incorrect.

This section summarizes some of the consequences under current Federal income tax law of an investment in a Fund. It is not a substitute for personal tax advice. Consult your personal tax advisor about the potential tax consequences of an investment in a Fund under all applicable tax laws.

                            HOTCHKIS AND WILEY FUNDS                          21

THE MANAGEMENT TEAM

MANAGEMENT OF THE FUNDS
--------------------------------------------------------------------------------


The Advisor


Hotchkis and Wiley Capital Management, LLC, 725 South Figueroa Street, 39th Floor, Los Angeles, California 90017-5439, has been the Funds' investment advisor since their inception. The Advisor is a limited liability company, the primary members of which are HWCap Holdings, a limited liability company whose members are employees of the Advisor, and Stephens-H&W, a limited liability company whose primary member is Stephens Group, Inc., which is a diversified holding company. References to the Advisor include its predecessors. The Advisor was organized as an investment advisor in 1980 and had approximately $4.8 billion in investment company and other portfolio assets under management as of June 2002. The Advisor supervises and arranges the purchase and sale of securities held in the Funds' portfolios.



The annual fees paid to the Advisor as a percentage of average net assets is 0.75% for the Large Cap Value Fund, Mid-Cap Value Fund and Small Cap Value Fund.



The Advisor has agreed to make reimbursements so that the regular annual operating expenses of each Fund will be limited as shown in the table on page 8. The Advisor has agreed to these expense limits through June 2003, and will thereafter give shareholders at least 30 days' notice if this reimbursement policy will change.


The Advisor is allowed to allocate brokerage based on sales of shares of the Funds.

Portfolio Managers
The portfolio managers who have responsibility for the day-to-day management of the Funds' portfolios are listed below.

Large Cap Value Fund
The portfolio managers of the Large Cap Value Fund are Gail Bardin and Sheldon Lieberman. Ms. Bardin is a principal of the Advisor. She has been a portfolio manager since 1988 and began co-managing the Fund in April 1994. Mr. Lieberman is a principal of the Advisor. He joined the Advisor as a portfolio manager in 1994 and began co-managing the Fund in August 1997. Before joining the Advisor, Mr. Lieberman was the Chief Investment Officer for the Los Angeles County Employees Retirement Association.

Mid-Cap Value Fund
The portfolio managers of the Mid-Cap Value Fund are Stan Majcher and Jim Miles. Mr. Majcher is a principal of the Advisor and has been a portfolio manager of the Fund since January 1999. Mr. Majcher joined the Advisor in August 1996 as a domestic equity analyst. From 1994 to 1996, he was an investment banking analyst at Merrill Lynch & Co. Inc. Mr. Miles is a principal of the Advisor. He joined the Advisor as a portfolio manager in 1995 and served as a portfolio manager of the Fund since it began in January 1997. Before joining the Advisor, Mr. Miles was with BT Securities Corporation (an affiliate of

22                          HOTCHKIS AND WILEY FUNDS

THE MANAGEMENT TEAM

Bankers Trust New York Corporation) as vice president in the BT Securities Finance Group from 1988 to 1995.

Small Cap Value Fund
The portfolio managers of the Small Cap Value Fund are Jim Miles and David Green. Mr. Miles began co-managing the Fund in May 1995 when he joined the Advisor. Mr. Miles' background is described under "Mid-Cap Value Fund" above. Mr. Green, a principal of the Advisor, joined the Advisor in 1997 as a portfolio manager and began co-managing the Fund in July 1997. Before that, Mr. Green was associated with Goldman Sachs Asset Management, where he worked as an investment analyst from November 1995. Before that, he was an investment manager and analyst with Prudential Investment Advisors.

                            HOTCHKIS AND WILEY FUNDS                          23

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


The financial highlights tables are intended to help you understand the Funds' financial performance for the past five years by showing information for the Funds' and their predecessors' Class I shares. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Funds (assuming reinvestment of all dividends and distributions). The financial highlights for the fiscal year ended June 30, 2001 were audited by predecessor auditors who do not serve as the independent auditors of the Funds. The financial highlights for the fiscal year ended June 30, 2002 and for each of the years in the three year period ended June 30, 2000 were audited by PricewaterhouseCoopers LLP. The auditors' report and the Funds' financial statements are included in the Funds' annual report, which is available upon request. Further performance information is contained in the annual report.


Large Cap Value Fund


                                                               Class I
                                         ----------------------------------------------------
                                                         Year ended June 30,
                                         ----------------------------------------------------
INCREASE (DECREASE) IN NET ASSET VALUE:    2002       2001      2000       1999       1998

---------------------------------------------------------------------------------------------
Net asset value, beginning of period     $ 16.82    $ 13.02   $ 19.96    $  22.02   $  21.25
---------------------------------------------------------------------------------------------
Income from investment operations:
---------------------------------------------------------------------------------------------
Net investment income                       0.22       0.31      0.39        0.41       0.46
---------------------------------------------------------------------------------------------
Net gains (losses) on securities (both
  realized and unrealized)                 (0.32)      3.80     (4.14)       0.82       4.02
---------------------------------------------------------------------------------------------
Total from investment operations           (0.10)      4.11     (3.75)       1.23       4.48
---------------------------------------------------------------------------------------------
Dividends and distributions:
---------------------------------------------------------------------------------------------
Dividends (from net investment income)     (0.15)     (0.31)    (0.39)      (0.41)     (0.46)
---------------------------------------------------------------------------------------------
Distributions (from capital gains)         (0.58)        --     (2.80)      (2.88)     (3.25)
---------------------------------------------------------------------------------------------
Total distributions                        (0.73)     (0.31)    (3.19)      (3.29)     (3.71)
---------------------------------------------------------------------------------------------
Net asset value, end of period           $ 15.99    $ 16.82   $ 13.02    $  19.96   $  22.02
---------------------------------------------------------------------------------------------
Total return(1)                            (0.38)%    31.90%   (19.82)%      7.32%     22.60%
---------------------------------------------------------------------------------------------
Net assets, end of period (in
  thousands)                             $39,215    $47,271   $79,313    $148,734   $175,250
---------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
---------------------------------------------------------------------------------------------
Expenses, net of reimbursement              1.00%      0.95%     0.95%       0.91%      0.87%
---------------------------------------------------------------------------------------------
Expenses                                    1.50%      1.20%     1.02%       0.91%      0.87%
---------------------------------------------------------------------------------------------
Investment income -- net                    1.30%      1.96%     2.37%       2.09%      1.99%
---------------------------------------------------------------------------------------------
Portfolio turnover rate(2)                   96%         26%      41%          18%        23%
---------------------------------------------------------------------------------------------



(1) THE FUND'S ADVISOR WAIVED A PORTION OF ITS MANAGEMENT FEE. WITHOUT SUCH WAIVER, THE FUND'S PERFORMANCE WOULD HAVE BEEN LOWER.
(2)  PORTFOLIO TURNOVER IS FOR THE FUND AND IS NOT CLASS SPECIFIC.


24                          HOTCHKIS AND WILEY FUNDS

Mid-Cap Value Fund


                                                            Class I
                                         ----------------------------------------------
                                                      Year ended June 30,
                                         ----------------------------------------------
INCREASE (DECREASE) IN NET ASSET VALUE:    2002      2001      2000     1999     1998

---------------------------------------------------------------------------------------
Net asset value, beginning of period     $ 17.14   $ 12.75   $ 12.03   $12.92   $11.65
---------------------------------------------------------------------------------------
Income from investment operations:
---------------------------------------------------------------------------------------
Net investment income                       0.11      0.18      0.18     0.16     0.13
---------------------------------------------------------------------------------------
Net gains on securities (both realized
  and unrealized)                           0.68      4.84      0.97     0.46     1.60
---------------------------------------------------------------------------------------
Total from investment operations            0.79      5.02      1.15     0.62     1.73
---------------------------------------------------------------------------------------
Dividends and distributions:
---------------------------------------------------------------------------------------
Dividends (from net investment income)     (0.15)    (0.27)    (0.14)      --    (0.14)
---------------------------------------------------------------------------------------
Distributions (from capital gains)         (0.77)    (0.36)    (0.29)   (1.51)   (0.32)
---------------------------------------------------------------------------------------
Total distributions                        (0.92)    (0.63)    (0.43)   (1.51)   (0.46)
---------------------------------------------------------------------------------------
Net asset value, end of period           $ 17.01   $ 17.14   $ 12.75   $12.03   $12.92
---------------------------------------------------------------------------------------
Total return(1)                             4.77%    40.36%    10.41%    7.66%   15.00%
---------------------------------------------------------------------------------------
Net assets, end of period (in
  thousands)                             $63,741   $30,198   $10,260   $  687   $  754
---------------------------------------------------------------------------------------
Ratios to Average Net Assets:
---------------------------------------------------------------------------------------
Expenses, net of reimbursement              1.15%     1.15%     1.15%    1.05%    1.00%
---------------------------------------------------------------------------------------
Expenses                                    1.40%     1.57%     1.92%    2.02%    2.72%
---------------------------------------------------------------------------------------
Investment income -- net                    0.94%     1.91%     2.12%    1.43%    1.20%
---------------------------------------------------------------------------------------
Portfolio turnover rate(2)                    82%      138%      179%     113%      71%
---------------------------------------------------------------------------------------



(1) THE FUND'S ADVISOR WAIVED A PORTION OF ITS MANAGEMENT FEE. WITHOUT SUCH WAIVER, THE FUND'S PERFORMANCE WOULD HAVE BEEN LOWER.
(2)  PORTFOLIO TURNOVER IS FOR THE FUND AND IS NOT CLASS SPECIFIC.


                            HOTCHKIS AND WILEY FUNDS                          25

Small Cap Value Fund


                                                               Class I
                                         ---------------------------------------------------
                                                         Year ended June 30,
                                         ---------------------------------------------------
INCREASE (DECREASE) IN NET ASSET VALUE:    2002      2001      2000       1999       1998

--------------------------------------------------------------------------------------------
Net asset value, beginning of period     $ 26.63   $ 17.11   $ 21.02    $ 26.48    $ 23.83
--------------------------------------------------------------------------------------------
Income from investment operations:
--------------------------------------------------------------------------------------------
Net investment income (loss)                0.07      0.25      0.02      (0.05)     (0.06)
--------------------------------------------------------------------------------------------
Net gains (losses) on securities (both
  realized and unrealized)                  5.33      9.28     (3.93)     (3.88)      5.13
--------------------------------------------------------------------------------------------
Total from investment operations            5.40      9.53     (3.91)     (3.93)      5.07
--------------------------------------------------------------------------------------------
Dividends and distributions:
--------------------------------------------------------------------------------------------
Dividends (from net investment income)     (0.20)    (0.01)    (0.39)        --      (0.05)
--------------------------------------------------------------------------------------------
Distributions (from capital gains)            --        --        --      (1.53)     (2.37)
--------------------------------------------------------------------------------------------
Total distributions                        (0.20)    (0.01)       --      (1.53)     (2.42)
--------------------------------------------------------------------------------------------
Net asset value, end of period           $ 31.83   $ 26.63   $ 17.11    $ 21.02    $ 26.48
--------------------------------------------------------------------------------------------
Total return(1)                            20.45%    55.69%   (18.60)%   (14.26)%   22.24%
--------------------------------------------------------------------------------------------
Net assets, end of period (in
  thousands)                             $97,458   $48,773   $32,233    $53,377    $94,910
--------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
--------------------------------------------------------------------------------------------
Expenses, net of reimbursement              1.24%     1.24%    1.32%      1.05%      0.94%
--------------------------------------------------------------------------------------------
Expenses                                    1.32%     1.32%    1.32%      1.19%      0.94%
--------------------------------------------------------------------------------------------
Investment income -- Net                    0.49%     1.16%    0.11%      (0.26)%    (0.23)%
--------------------------------------------------------------------------------------------
Portfolio turnover rate(2)                    75%      197%      97%       105%        85%
--------------------------------------------------------------------------------------------



(1) THE FUND'S ADVISOR WAIVED A PORTION OF ITS MANAGEMENT FEE. WITHOUT SUCH WAIVER, THE FUND'S PERFORMANCE WOULD HAVE BEEN LOWER.
(2)  PORTFOLIO TURNOVER IS FOR THE FUND AND IS NOT CLASS SPECIFIC.


26                          HOTCHKIS AND WILEY FUNDS

FUNDS
Hotchkis and Wiley Large Cap Value Fund
Hotchkis and Wiley Mid-Cap Value Fund
Hotchkis and Wiley Small Cap Value Fund
725 South Figueroa Street, 39th Floor
Los Angeles, California 90017-5439
1-866-HW-FUNDS
(1-866-493-8637)

ADVISOR
Hotchkis and Wiley Capital Management, LLC
725 South Figueroa Street, 39th Floor
Los Angeles, California 90017-5439
1-213-430-1000

TRANSFER AGENT
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202-5209
1-866-HW-FUNDS
(1-866-493-8637)

INDEPENDENT AUDITORS
PricewaterhouseCoopers LLP
350 South Grand Avenue
Los Angeles, California 90071


DISTRIBUTOR AND ADMINISTRATOR

Stephens Inc.
111 Center Street, Suite 300

Little Rock, Arkansas 72201-4430


CUSTODIAN
Brown Brothers Harriman & Co.
40 Water Street
Boston, Massachusetts 02109-3661

COUNSEL
Vedder, Price, Kaufman & Kammholz
222 North LaSalle Street
Chicago, Illinois 60601-1003

PROSPECTUS - CLASS I SHARES

INFORMATION ABOUT THE FUNDS

Please read this Prospectus before you invest in the Funds. Keep the Prospectus for future reference. You can get additional information about the Funds in:

- Statement of Additional Information - SAI
  (incorporated by reference into, legally apart of, this Prospectus)

- Annual Report
  (contains a discussion of market conditions and investment strategies that affected Fund performance)

- Semi-annual Report

To get this information and other information regarding the Funds free of charge or for shareholder questions, contact the Funds' Transfer Agent:


U.S. BANCORP FUND SERVICES, LLC
615 EAST MICHIGAN STREET
MILWAUKEE, WISCONSIN 53202-5209
1.866.HW.FUNDS (1.866.493.8637)



Information about the Funds can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C., by calling 1.202.942.8090 for information on the operation of the public reference room. This information is also available on the SEC's Internet Site at http://www.sec.gov and copies may be obtained upon payment of a duplicating fee by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the SEC, Washington, D.C. 20549-0102.



YOU SHOULD RELY ONLY ON THE INFORMATION CONTAINED IN THIS PROSPECTUS WHEN DECIDING WHETHER TO INVEST. NO ONE IS AUTHORIZED TO PROVIDE YOU WITH INFORMATION THAT IS DIFFERENT.



Investment Company Act File #811-10487
CODE #HWF-P1-0802
Stephens Inc., Distributor
Member NYSE/SIPC
Stephens Inc. is an affiliate of the Advisor



[HOTCHKIS AND WILEY FUNDS LOGO]
725 SOUTH FIGUEROA STREET, 39th Floor
LOS ANGELES, CALIFORNIA 90017-5439
www.hwcm.com
1.866.493.8637

                      PROSPECTUS -- CLASS A, B, C SHARES


                                               August 28, 2002


LARGE CAP VALUE FUND
MID-CAP VALUE FUND
SMALL CAP VALUE FUND

[HOTCHKIS AND WILEY FUNDS LOGO]

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

TABLE OF CONTENTS


                                                    PAGE

FUND FACTS
--------------------------------------------------------

About the Funds...................................    2

Risk/Return Bar Charts............................    5

Average Annual Returns............................    7

Fees and Expenses.................................    9

ABOUT THE DETAILS
--------------------------------------------------------

How the Funds Invest..............................   11

Investment Risks..................................   12

Additional Information............................   15

SHAREHOLDER SERVICES
--------------------------------------------------------

About Class A, Class B and Class C Shares.........   16

How to Buy, Sell, Transfer and Exchange Shares....   20

How Shares are Priced.............................   24

Dividends and Taxes...............................   24

THE MANAGEMENT TEAM
--------------------------------------------------------

Management of the Funds...........................   26

Financial Highlights..............................   28

INFORMATION ABOUT THE FUNDS                        BACK
  COVER
--------------------------------------------------------


                            HOTCHKIS AND WILEY FUNDS

FUND FACTS

ABOUT THE FUNDS
--------------------------------------------------------------------------------

What are the Funds' investment objectives?
The Hotchkis and Wiley Large Cap Value Fund's ("Large Cap Value Fund") investment objective is current income and long-term growth of income, as well as capital appreciation.

The Hotchkis and Wiley Mid-Cap Value Fund's ("Mid-Cap Value Fund") investment objective is capital appreciation.

The Hotchkis and Wiley Small Cap Value Fund's ("Small Cap Value Fund") investment objective is capital appreciation.


What are the Funds' main investment strategies?


The Large Cap Value Fund normally invests at least 80% of its net assets plus borrowings for investment purposes in common stocks of large capitalization U.S. companies. Hotchkis and Wiley Capital Management, LLC (the "Advisor") currently considers large cap companies to be those with market capitalizations like those found in the Russell 1000 Index. The Large Cap Value Fund also invests in stocks with high cash dividends or payout yields relative to the market.


The Mid-Cap Value Fund normally invests at least 80% of its net assets plus borrowings for investment purposes in common stocks of mid capitalization U.S. companies. The Advisor currently considers mid-cap companies to be those with market capitalizations like those found in the Russell Midcap Index.

The Small Cap Value Fund normally invests at least 80% of its net assets plus borrowings for investment purposes in common stocks of small capitalization U.S. companies. The Advisor currently considers small cap companies to be those with market capitalizations of $3 billion or less.

Each Fund may purchase securities in initial public offerings ("IPOs").

Value Investing:
In investing the assets of each Fund, the Advisor follows a value style. This means that the Advisor buys stocks that it believes are currently undervalued by the market and thus have a lower price than their true worth. Value characteristics normally include:

     - low PRICE-TO-EARNINGS RATIO relative to the market

     - low PRICE-TO-BOOK VALUE RATIO relative to the market

The different Funds emphasize these characteristics in different degrees depending on investment objective and market capitalization focus.

In most equity markets, a large number of stocks are "mispriced" by investors due to emotional decisions or limited Wall Street coverage. Stocks may be "undervalued" because they are part of an industry that is out of favor with investors generally. Even in those industries, though, individual companies may have high

2                           HOTCHKIS AND WILEY FUNDS

FUND FACTS

rates of growth of earnings and be financially sound. At the same time, the price of their common stock may be depressed because investors associate the companies with their industries. The portfolio managers exploit these inefficiencies by employing a disciplined bottom-up, value-oriented investment style with an emphasis on internally generated fundamental research. The investment process is designed to expose the Funds to value factors which the portfolio managers believe will lead to attractive risk-adjusted returns.


What are the main risks of investing in the Funds?


ALL FUNDS. As with any mutual fund, the value of a Fund's investments, and therefore the value of Fund shares, may go down. These changes may occur because a particular stock or stock market in which a Fund invests is falling. Also, Fund management may select securities which underperform the stock market or other funds with similar investment objectives and investment strategies. Securities purchased in IPOs may not be available in sufficient quantity to affect a Fund's performance, may be subject to greater and more unpredictable price changes than more established stocks and may produce losses. If the value of a Fund's investments goes down, you may lose money. We cannot guarantee that a Fund will achieve its investment objective.


The Funds' value discipline sometimes prevents or limits investments in stocks that are in well-known indexes, like the S&P 500 Index, the Russell 1000 Index, the Russell Midcap Index or the Russell 2000 Index. Also, the returns of the Large Cap Value Fund, the Mid-Cap Value Fund and the Small Cap Value Fund will not necessarily be similar to the returns of the S&P 500 Index or the Russell 1000 Index, the Russell Midcap Index or the Russell 2000 Index, respectively.

An investment in a Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.


MID-CAP VALUE FUND AND SMALL CAP VALUE FUND. Generally, the stock prices of small and mid-size companies vary more than the stock prices of large companies and may present above average risk. Securities of small and mid cap companies generally trade in lower volumes and are subject to greater and more unpredictable price changes than larger cap securities or the stock market as a whole. Investing in securities of small or mid cap companies requires a long-term view.


See "Investment Risks" for more information about the risks associated with each Fund.

Who should invest?
The Large Cap Value Fund may be an appropriate investment for you if you:

     - Are seeking current income and long-term growth of income, as well as capital appreciation, and can withstand the share price volatility of equity investing.

     - Are seeking a diversified portfolio of equity securities.

     - Want a professionally managed and diversified portfolio.

     - Are willing to accept the risk that the value of your investment may decline in order to seek current income and long-term growth of income, as well as capital appreciation.

                            HOTCHKIS AND WILEY FUNDS                           3

FUND FACTS

     - Are prepared to receive taxable dividends.

The Mid-Cap Value Fund may be an appropriate investment for you if you:

     - Are seeking capital appreciation and can withstand the share price volatility of equity investing.

     - Are seeking to diversify a portfolio of equity securities to include stocks with market capitalizations like those found in the Russell Midcap Index.

     - Want a professionally managed and diversified portfolio.

     - Are willing to accept the risk that the value of your investment may decline in order to seek capital appreciation.

     - Are not looking for current income.

     - Are prepared to receive taxable dividends.

The Small Cap Value Fund may be an appropriate investment for you if you:

     - Are seeking capital appreciation and can withstand the share price volatility of equity investing.

     - Are seeking to diversify a portfolio of equity securities to include small capitalization stocks.

     - Want a professionally managed and diversified portfolio.

     - Are willing to accept the risk that the value of your investment may decline in order to seek capital appreciation.

     - Are not looking for current income.

     - Are prepared to receive taxable dividends.


Investing in any of the Funds does not constitute a complete investment program and you should consider it just one part of your total investment program.


4                           HOTCHKIS AND WILEY FUNDS

FUND FACTS

RISK/RETURN BAR CHARTS
--------------------------------------------------------------------------------
The Funds were organized to acquire the assets and liabilities of the Mercury HW Large Cap Value Fund, the Mercury HW Mid-Cap Value Fund and the Mercury HW Small Cap Value Fund (the "Mercury HW Funds"). The investment objectives and policies of the Mercury HW Funds were substantially similar to those of the Funds, although the investment objective of the Mercury HW Mid-Cap Value Fund was current income and long-term growth of income, as well as capital appreciation. The Funds have the same portfolio managers as the Mercury HW Funds. The bar charts and tables on the following pages include the performance of the Mercury HW Funds, since the Funds assumed that performance upon consummation of the reorganizations on February 4, 2002.

The bar charts and tables on the following pages provide some indication of the risks of investing in the Funds by showing changes in the Funds' performance from year to year and by showing how each Fund's average annual total returns for 1, 5 and 10 years (or for the life of the Fund if less than 5 or 10 years) compare with those of a broad measure of market performance. The bar charts reflect the actual performance of the Class I shares of the Large Cap Value and Mid-Cap Value Funds (which is the class of shares with the longest performance history for these Funds since they have not offered their Class A, Class B or Class C shares for an entire calendar year) and do not reflect the annual operating expenses of the Class A, Class B or Class C shares of these Funds, which are different. They also don't reflect any sales charges that may have applied. The bar chart for the Small Cap Value Fund reflects the actual performance of its Class A shares, which is the only class offered through this prospectus that has more than a calendar year of performance. The average annual total returns also are for the Class I shares of the Large Cap Value and Mid-Cap Value Funds and do not reflect any sales charges that may have applied. How a Fund performed in the past (before and after taxes) is not necessarily an indication of how the Funds will perform in the future.


                        LARGE CAP VALUE FUND -- CLASS I



EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

TOTAL RETURN
1992          13.95%
1993          15.78%
1994          -3.49%
1995          34.43%
1996          17.39%
1997          31.16%
1998           4.34%
1999          -2.35%
2000           9.18%
2001           7.95%



During the period shown in the bar chart, the highest return for a quarter was 13.29% (quarter ended June 30, 1999) and the lowest return for a quarter was -11.52% (quarter ended September 30, 1999). The year-to-date return as of
June 30, 2002 was 0.88%.


                            HOTCHKIS AND WILEY FUNDS                           5

FUND FACTS

                         MID-CAP VALUE FUND -- CLASS I



EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

TOTAL RETURN
1997           32.44%
1998          -10.26%
1999           16.87%
2000           44.23%
2001           15.52%



During the period shown in the bar chart, the highest return for a quarter was 26.36% (quarter ended June 30, 1999) and the lowest return for a quarter was -17.56% (quarter ended September 30, 1998). The year-to-date return as of
June 30, 2002 was 1.74%.


                        SMALL CAP VALUE FUND -- CLASS A



EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

TOTAL RETURN
2001          34.56%



During the period shown in the bar chart, the highest return for a quarter was 21.71% (quarter ended December 31, 2001) and the lowest return for a quarter was -10.35% (quarter ended September 30, 2001). The year-to-date return as of
June 30, 2002 was 10.41%.


6                           HOTCHKIS AND WILEY FUNDS

FUND FACTS

AVERAGE ANNUAL RETURNS
--------------------------------------------------------------------------------

The returns in the following table for the Large Cap Value and Mid-Cap Value Funds are for Class I shares, which aren't offered in this prospectus (that is the class of shares with the longest performance history for these Funds since they have not offered their Class A, Class B or Class C shares for an entire calendar year) and do not reflect the annual operating expenses of the Class A, Class B or Class C shares of these Funds, which are different. They also don't reflect any sales charges that may have applied. Each class invests in the same portfolio, so annual returns differ only to the extent that the classes don't have the same expenses. The annual returns of the Class A, Class B and Class C shares will be lower than the returns of the Class I shares, due to the distribution and service fees paid by those classes.


After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Return After Taxes on Distributions and Sale of Fund Shares may be higher than other returns for the same period due to a tax benefit of realizing a capital loss upon the sale of Fund shares. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for only Class I for the Large Cap Value and Mid-Cap Value Funds and for Class A for the Small Cap Value Fund. After-tax returns for other classes will vary. How a Fund performed in the past (before and after taxes) is not necessarily an indication of how the Funds will perform in the future.


                            HOTCHKIS AND WILEY FUNDS                           7

FUND FACTS


Average Annual Total Returns                     Past           Past       Past                 Since
(for the periods ended December 31, 2001)      One Year      Five Years  Ten Years            Inception

------------------------------------------------------------------------------------------------------------------
LARGE CAP VALUE FUND -- CLASS I
------------------------------------------------------------------------------------------------------------------
  Return Before Taxes                                 7.95%      9.51%     12.21%           10.68%(1)
------------------------------------------------------------------------------------------------------------------
  Return After Taxes on Distributions                 6.45%      6.42%      9.32%            8.18%(1)
------------------------------------------------------------------------------------------------------------------
  Return After Taxes on Distributions and
    Sale of Fund Shares                               5.53%      7.00%      9.24%            8.07%(1)
------------------------------------------------------------------------------------------------------------------
S&P 500 Index*                                      -11.87%     10.73%     12.97%           12.20%(1)
------------------------------------------------------------------------------------------------------------------
Russell 1000 Index*                                 -12.45%     10.50%     12.85%           12.18%(2)
------------------------------------------------------------------------------------------------------------------
MID-CAP VALUE FUND -- CLASS I
------------------------------------------------------------------------------------------------------------------
  Return Before Taxes                                15.52%        --         --            18.27%(3)
------------------------------------------------------------------------------------------------------------------
  Return After Taxes on Distributions                13.35%        --         --            15.24%(3)
------------------------------------------------------------------------------------------------------------------
  Return After Taxes on Distributions and
    Sale of Fund Shares                               9.65%        --         --            13.73%(3)
------------------------------------------------------------------------------------------------------------------
Russell Midcap Index*                                -5.62%        --         --            11.40%(4)
------------------------------------------------------------------------------------------------------------------
SMALL CAP VALUE FUND -- CLASS A
------------------------------------------------------------------------------------------------------------------
  Return Before Taxes                                27.50%        --         --            33.54%(5)
------------------------------------------------------------------------------------------------------------------
  Return After Taxes on Distributions                27.14%        --         --            33.23%(5)
------------------------------------------------------------------------------------------------------------------
  Return After Taxes on Distributions and
    Sale of Fund Shares                              16.74%        --         --            26.85%(5)
------------------------------------------------------------------------------------------------------------------
Russell 2000 Index*                                   2.49%        --         --            -0.86%(5)
------------------------------------------------------------------------------------------------------------------



(1)  SINCE JUNE 24, 1987.
(2)  SINCE JULY 1, 1987.
(3)  SINCE JANUARY 2, 1997.
(4)  SINCE JANUARY 1, 1997.
(5)  SINCE OCTOBER 6, 2000.
*    INDEX RETURNS REFLECT NO DEDUCTION FOR FEES, EXPENSES OR TAXES.
THE S&P 500 INDEX IS A CAPITAL WEIGHTED, UNMANAGED INDEX REPRESENTING THE AGGREGATE MARKET VALUE OF THE COMMON EQUITY OF 500 STOCKS PRIMARILY TRADED ON THE NEW YORK STOCK EXCHANGE.
THE RUSSELL 1000 INDEX IS AN UNMANAGED INDEX THAT MEASURES THE PERFORMANCE OF THE 1,000 LARGEST COMPANIES IN THE RUSSELL 3000 INDEX, WHICH REPRESENTS APPROXIMATELY 92% OF THE TOTAL MARKET CAPITALIZATION OF THE RUSSELL 3000 INDEX. THE RUSSELL MIDCAP INDEX IS AN UNMANAGED INDEX THAT MEASURES THE PERFORMANCE OF THE 800 SMALLEST COMPANIES IN THE RUSSELL 1000 INDEX, WHICH REPRESENTS APPROXIMATELY 26% OF THE TOTAL MARKET CAPITALIZATION OF THE RUSSELL 1000 INDEX. THE RUSSELL 2000 INDEX IS A STOCK MARKET INDEX COMPRISED OF THE 2,000 SMALLEST COMPANIES IN THE RUSSELL 3000 INDEX, WHICH REPRESENTS APPROXIMATELY 8% OF THE TOTAL MARKET CAPITALIZATION OF THE RUSSELL 3000 INDEX.


8                           HOTCHKIS AND WILEY FUNDS

FUND FACTS

FEES AND EXPENSES
--------------------------------------------------------------------------------
The Funds offer three different classes of shares through this prospectus.
Class I shares -- which are available to a limited group of investors -- are offered in a separate prospectus. Although your money will be invested the same way no matter which class of shares you buy, there are differences among the fees and expenses associated with each class. You should decide which class best suits your needs. Your financial consultant, selected securities dealer or other financial intermediary can help you with this decision.
THESE TABLES SHOW THE DIFFERENT FEES AND EXPENSES THAT YOU MAY PAY IF YOU BUY AND HOLD THE DIFFERENT CLASSES OF SHARES OF A FUND. FUTURE EXPENSES MAY BE GREATER OR LESS THAN THOSE INDICATED BELOW.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)(a):   Class A     Class B(b)           Class C

----------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) imposed on purchases (as a
  percentage of offering price)                                     5.25%(c)       None    None
----------------------------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load) (as a percentage of
  original purchase price)                                          None(d)       5.00%(c) 1.00%(c)
----------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) imposed on Dividend Reinvestments       None          None     None
----------------------------------------------------------------------------------------------------------------
Redemption Fee                                                      None(e)       None     None
----------------------------------------------------------------------------------------------------------------
Exchange Fee                                                        None          None     None
----------------------------------------------------------------------------------------------------------------


LARGE CAP VALUE FUND                  Class A     Class B(b)           Class C

-------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES
  (EXPENSES THAT ARE DEDUCTED FROM
  THE FUND'S TOTAL ASSETS):
-------------------------------------------------------------------------------------
Management Fees(f)                       0.75%         0.75%    0.75%
-------------------------------------------------------------------------------------
Distribution and/or Service (12b-1)
  Fees(g)                                0.25%         1.00%    1.00%
-------------------------------------------------------------------------------------
Other Expenses (including transfer
  agency fees)                           0.75%         0.75%    0.75%
-------------------------------------------------------------------------------------
TOTAL ANNUAL FUND OPERATING
  EXPENSES                               1.75%         2.50%    2.50%
-------------------------------------------------------------------------------------
Fee Waiver and/or Expense
  Reimbursement(f)                       0.45%         0.45%    0.45%
-------------------------------------------------------------------------------------
NET ANNUAL FUND OPERATING
  EXPENSES(f)                            1.30%         2.05%    2.05%
-------------------------------------------------------------------------------------


MID-CAP VALUE FUND                    Class A     Class B(b)           Class C

-------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES
  (EXPENSES THAT ARE DEDUCTED FROM
  THE FUND'S TOTAL ASSETS):
-------------------------------------------------------------------------------------
Management Fees(f)                       0.75%         0.75%    0.75%
-------------------------------------------------------------------------------------
Distribution and/or Service (12b-1)
  Fees(g)                                0.25%         1.00%    1.00%
-------------------------------------------------------------------------------------
Other Expenses (including transfer
  agency fees)                           0.65%         0.65%    0.65%
-------------------------------------------------------------------------------------
TOTAL ANNUAL FUND OPERATING
  EXPENSES                               1.65%         2.40%    2.40%
-------------------------------------------------------------------------------------
Fee Waiver and/or Expense
  Reimbursement(f)                       0.25%         0.25%    0.25%
-------------------------------------------------------------------------------------
NET ANNUAL FUND OPERATING
  EXPENSES(f)                            1.40%         2.15%    2.15%
-------------------------------------------------------------------------------------


SMALL CAP VALUE FUND                  Class A     Class B(b)           Class C

-------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES
  (EXPENSES THAT ARE DEDUCTED FROM
  THE FUND'S TOTAL ASSETS):
-------------------------------------------------------------------------------------
Management Fees(f)                       0.75%         0.75%    0.75%
-------------------------------------------------------------------------------------
Distribution and/or Service (12b-1)
  Fees(g)                                0.25%         1.00%    1.00%
-------------------------------------------------------------------------------------
Other Expenses (including transfer
  agency fees)                           0.57%         0.57%    0.57%
-------------------------------------------------------------------------------------
TOTAL ANNUAL FUND OPERATING
  EXPENSES                               1.57%         2.32%    2.32%
-------------------------------------------------------------------------------------
Fee Waiver and/or Expense
  Reimbursement(f)                       0.07%         0.07%    0.07%
-------------------------------------------------------------------------------------
NET ANNUAL FUND OPERATING
  EXPENSES(f)                            1.50%         2.25%    2.25%
-------------------------------------------------------------------------------------




(a) CERTAIN SECURITIES DEALERS OR OTHER FINANCIAL INTERMEDIARIES MAY CHARGE A FEE TO PROCESS A PURCHASE OR SALE OF SHARES. SEE "HOW TO BUY, SELL, TRANSFER AND EXCHANGE SHARES."
(b) CLASS B SHARES AUTOMATICALLY CONVERT TO CLASS A SHARES ABOUT SEVEN YEARS AFTER YOU BUY THEM AND WILL THEN BE SUBJECT TO LOWER DISTRIBUTION AND SERVICE FEES.
(c)  SOME INVESTORS MAY QUALIFY FOR REDUCTIONS IN OR WAIVERS OF THE SALES CHARGE
     (LOAD).
(d) YOU MAY PAY A DEFERRED SALES CHARGE IF YOU PURCHASE $1 MILLION OR MORE AND YOU REDEEM WITHIN ONE YEAR.
(e) A 2.00% REDEMPTION FEE APPLIES FOR REDEMPTIONS OF SMALL CAP VALUE FUND CLASS A SHARES MADE WITHIN 180 DAYS OF PURCHASE. NONE OF THE OTHER FUNDS AND CLASSES HAVE A REDEMPTION FEE.
(f) THE ADVISOR HAS CONTRACTUALLY AGREED TO WAIVE MANAGEMENT FEES AND/OR REIMBURSE EXPENSES THROUGH JUNE 30, 2003, AS SHOWN IN THE TABLE. THE NET AND TOTAL ANNUAL OPERATING EXPENSES HAVE BEEN RESTATED TO REFLECT CURRENT FEES.
(g) IF YOU HOLD CLASS B OR CLASS C SHARES OVER TIME, IT MAY COST YOU MORE IN DISTRIBUTION (12b-1) FEES THAN THE MAXIMUM SALES CHARGE THAT YOU WOULD HAVE PAID IF YOU HAD BOUGHT ONE OF THE OTHER CLASSES.



                            HOTCHKIS AND WILEY FUNDS                           9

FUND FACTS

Examples:
These examples are intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds.
These examples assume that you invest $10,000 in a Fund for the time periods indicated, that your investment has a 5% return each year, that you pay the sales charges, if any, that apply to that particular class and that the Funds' operating expenses remain the same except for the expense reimbursement in effect for the first year. This assumption is not meant to indicate you will receive a 5% annual rate of return. Your annual return may be more or less than the 5% used in these examples. Examples are given for more than three years only for the classes of shares for which the financial highlights include more than six months. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:


                                  Expenses if you DID               Expenses if you DID NOT
                                   redeem your shares                  redeem your shares
                           ----------------------------------  ----------------------------------
                            Class A     Class B     Class C     Class A     Class B     Class C

-------------------------------------------------------------------------------------------------
LARGE CAP VALUE FUND
-------------------------------------------------------------------------------------------------
  One year                   $  650      $  708      $  308      $  650      $  208      $  208
-------------------------------------------------------------------------------------------------
  Three years*               $1,006      $1,036      $  736      $1,006      $  736      $  736
-------------------------------------------------------------------------------------------------
  Five years*                $1,384      $1,490      $1,290      $1,384      $1,290      $1,290
-------------------------------------------------------------------------------------------------
  Ten years*                 $2,444      $2,531+     $2,802      $2,444      $2,531+     $2,802
-------------------------------------------------------------------------------------------------
MID-CAP VALUE FUND
-------------------------------------------------------------------------------------------------
  One year                   $  660      $  718      $  318      $  660      $  218      $  218
-------------------------------------------------------------------------------------------------
  Three years*               $  995      $1,025      $  725      $  995      $  725      $  725
-------------------------------------------------------------------------------------------------
  Five years*                $1,353      $1,458      $1,258      $1,353      $1,258      $1,258
-------------------------------------------------------------------------------------------------
  Ten years*                 $2,357      $2,444+     $2,717      $2,357      $2,444+     $2,717
-------------------------------------------------------------------------------------------------
SMALL CAP VALUE FUND
-------------------------------------------------------------------------------------------------
  One year                   $  670      $  728      $  328      $  670      $  228      $  228
-------------------------------------------------------------------------------------------------
  Three years*               $  988      $1,018      $  718      $  980      $  718      $  718
-------------------------------------------------------------------------------------------------
  Five years*                $1,329      $1,434      $1,234      $1,329      $1,234      $1,234
-------------------------------------------------------------------------------------------------
  Ten years*                 $2,289      $2,375+     $2,651      $2,289      $2,375+     $2,651
-------------------------------------------------------------------------------------------------



* THESE EXPENSES DO NOT REFLECT THE CONTINUATION BEYOND THE FIRST YEAR OF THE CONTRACTUAL ARRANGEMENT BETWEEN THE ADVISOR AND THE FUNDS THAT LIMITS EXPENSES INCURRED BY EACH CLASS OF THE FUNDS. THIS ARRANGEMENT EXPIRES ON JUNE 30, 2003 AND IS RENEWABLE.

+ASSUMES CONVERSION TO CLASS A SHARES APPROXIMATELY SEVEN YEARS AFTER PURCHASE. SEE NOTE (b) TO FEES AND EXPENSES TABLE.


10                          HOTCHKIS AND WILEY FUNDS

ABOUT THE DETAILS

HOW THE FUNDS INVEST
--------------------------------------------------------------------------------

Large Cap Value Fund
The Large Cap Value Fund's investment objective is current income and long-term growth of income, as well as capital appreciation.


The Large Cap Value Fund invests at least 80% of its net assets plus borrowings for investment purposes in common stocks of large cap U.S. companies under normal circumstances. We currently consider large cap companies to be those with market capitalizations like those found in the Russell 1000 Index. The market capitalization range of the Index changes constantly, but as of June 30, 2002, the range was from $200 million to $296 billion. Market capitalization is measured at the time of initial purchase. Some of these securities may be purchased in IPOs. Normally, the Fund invests at least 80% of its net assets in stocks that have a high cash dividend or payout yield relative to the market. Payout yield is defined as dividend yield plus net share repurchases.


In addition to these principal investments, the Fund can invest up to 20% of its total assets in foreign securities. It also may invest in stocks that don't pay dividends, but have growth potential unrecognized by the market or changes in business or management that indicate growth potential.

Mid-Cap Value Fund
The Mid-Cap Value Fund's investment objective is capital appreciation.


The Mid-Cap Value Fund invests at least 80% of its net assets plus borrowings for investment purposes in common stocks of mid cap U.S. companies under normal circumstances. We currently consider mid cap companies to be those with market capitalizations like those found in the Russell Midcap Index. The market capitalization range of the Index changes constantly, but as of June 30, 2002, the range was from $200 million to $12 billion. Market capitalization is measured at the time of initial purchase. Some of these securities may be purchased in IPOs.


In addition to these principal investments, the Fund can invest up to 20% of its total assets in foreign securities.

Small Cap Value Fund
The Small Cap Value Fund's investment objective is capital appreciation.

The Small Cap Value Fund invests at least 80% of its net assets plus borrowings for investment purposes in common stocks of small cap U.S. companies under normal circumstances. We currently consider small cap companies to be those with market capitalizations of $3 billion or less. Market capitalization is measured at the time of initial purchase. Some of these securities may be purchased in IPOs.

In addition to these principal investments, the Fund can invest up to 20% of its total assets in foreign securities.

                            HOTCHKIS AND WILEY FUNDS                          11

ABOUT THE DETAILS

Each Fund will provide 60 days' prior written notice to shareholders of a change in the Fund's non-fundamental policy of investing at least 80% of its net assets plus borrowings for investment purposes in the type of investments suggested by the Fund's name.

Money Market Investments
To meet redemptions and when waiting to invest cash receipts, the Funds may invest in short-term, investment grade bonds, money market mutual funds and other money market instruments.

Temporary Defensive Investments
A Fund temporarily can invest up to 100% of its assets in short-term, investment grade bonds and other money market instruments in response to adverse market, economic or political conditions. A Fund may not achieve its objective using this type of investing.

INVESTMENT RISKS
--------------------------------------------------------------------------------

This section contains a summary discussion of the general risks of investing in a Fund. As with any mutual fund, there can be no guarantee that a Fund will meet its goals or that the Fund's performance will be positive for any period of time.

Each Fund's principal risks are listed below:

Market Risk and Selection Risk
Market risk is the risk that the market will go down in value, including the possibility that the market will go down sharply and unpredictably. Selection risk is the risk that the investments that Fund management selects will underperform the market or other funds with similar investment objectives and investment strategies.

Initial Public Offering Risks
The volume of IPOs and the levels at which the newly issued stocks trade in the secondary market are affected by the performance of the stock market overall. If IPOs are brought to the market, availability may be limited and a Fund may not be able to buy any shares at the offering price, or if it is able to buy shares, it may not be able to buy as many shares at the offering price as it would like. In addition, the prices of securities involved in IPOs are often subject to greater and more unpredictable price changes than more established stocks.

The Mid-Cap Value Fund and Small Cap Value Fund also are subject to the following principal risks:

Risks of Investing in Small and Mid-Size Companies
The Mid-Cap Value Fund and Small Cap Value Fund invest in the securities of small and mid cap companies. Investment in small and mid cap companies involves more risk than investing in larger, more established companies. Small and mid cap companies may have limited product lines or markets. They may be less financially secure than larger, more established companies. They may depend on a small

12                          HOTCHKIS AND WILEY FUNDS

ABOUT THE DETAILS

number of key personnel. If a product fails, or if management changes, or there are other adverse developments, a Fund's investment in a small cap or mid cap company may lose substantial value.

Portfolio Turnover
At times a Fund may purchase securities for short-term profits, which may result in a high portfolio turnover rate. A high portfolio turnover rate involves certain tax consequences and correspondingly greater transaction costs in the form of dealer spreads and brokerage commissions, which are borne by the Fund and may adversely affect performance.

All of the Funds also may be subject to the following risks:

Foreign Market Risk
Each Fund may invest up to 20% of its total assets in securities of companies located in foreign countries, including American Depositary Receipts. American Depositary Receipts are receipts typically issued by an American bank or trust company that show evidence of underlying securities issued by a foreign corporation. Foreign investments involve special risks not present in U.S. investments that can increase the chances that a Fund will lose money. In particular, investments in foreign securities involve the following risks, which are generally greater for investments in emerging markets:

     - The economies of some foreign markets often do not compare favorably with that of the U.S. in areas such as growth of gross national product, reinvestment of capital, resources, and balance of payments. Some of these economies may rely heavily on particular industries or foreign capital. They may be more vulnerable to adverse diplomatic developments, the imposition of economic sanctions against a particular country or countries, changes in international trading patterns, trade barriers and other protectionist or retaliatory measures.

     - Investments in foreign markets may be adversely affected by governmental actions such as the imposition of capital controls, nationalization of companies or industries, expropriation of assets or the imposition of punitive taxes.

     - The governments of certain countries may prohibit or impose substantial restrictions on foreign investing in their capital markets or in certain industries. Any of these actions could severely affect security prices. They could also impair a Fund's ability to purchase or sell foreign securities or transfer its assets or income back into the U.S., or otherwise adversely affect the Fund's operations.

     - Other foreign market risks include foreign exchange controls, difficulties in pricing securities, defaults on foreign government securities, difficulties in enforcing favorable legal judgments in foreign courts and political and social instability. Legal remedies available to investors in some foreign countries may be less extensive than those available to investors in the U.S.

     - Prices of foreign securities may go up and down more than prices of securities traded in the U.S.

     - Foreign markets may have different clearance and settlement procedures. In certain markets, settlements may be unable to keep pace with the volume of securities transactions. If this occurs,

                            HOTCHKIS AND WILEY FUNDS                          13

ABOUT THE DETAILS

      settlement may be delayed and the Fund's assets may be uninvested and not earning returns. The Fund also may miss investment opportunities or be unable to sell an investment because of these delays.

     - The value of the Fund's foreign holdings (and hedging transactions in foreign currencies) will be affected by changes in currency exchange rates.

     - The costs of foreign securities transactions tend to be higher than those of U.S. transactions.

Convertible Securities
Convertibles are generally bonds or preferred stocks that may be converted into common stock. Convertibles typically pay current income, as either interest (bond convertibles) or dividends (preferred stocks). A convertible's value usually reflects both the stream of current income payments and the value of the underlying common stock. The market value of a convertible performs like regular bonds; that is, if market interest rates rise, the value of a convertible usually falls. Since it is convertible into common stock, the convertible also has the same types of market and issuer risk as the underlying common stock.

Debt Securities
Debt securities, such as bonds, involve credit risk, which is the risk that the borrower will not make timely payments of principal and interest. The degree of credit risk depends on the issuer's financial condition and on the terms of the bonds. These securities are also subject to interest rate risk, which is the risk that the value of the security may fall when interest rates rise. In general, the market price of debt securities with longer maturities will go up or down more in response to changes in interest rates than shorter-term securities.

Derivatives
The Funds also may use "derivatives." Derivatives are financial instruments, like futures, forwards, swap agreements and options, the values of which are derived from other securities, commodities (such as gold or oil) or indexes (such as the S&P 500 Index). Derivatives may allow a Fund to increase or decrease its level of risk exposure more quickly and efficiently than transactions in other types of instruments. If a Fund invests in derivatives, the investments may not be effective as a hedge against price movements and can limit potential for growth in the value of an interest in a Fund. Derivatives are volatile and involve significant risks, including:

     - LEVERAGE RISK -- the risk associated with certain types of investments or trading strategies that relatively small market movements may result in large changes in the value of an investment. Certain investments or trading strategies that involve leverage can result in losses that greatly exceed the amount originally invested.

     - CREDIT RISK -- the risk that the counterparty on a derivative transaction will be unable to honor its financial obligation to a Fund.

     - CURRENCY RISK -- the risk that changes in the exchange rate between two currencies will adversely affect the value (in U.S. dollar terms) of an investment.

14                          HOTCHKIS AND WILEY FUNDS

ABOUT THE DETAILS

     - LIQUIDITY RISK -- the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

Each year the Funds will send investors an annual report (along with an updated prospectus) and a semi-annual report, which contain important financial information about the Funds. To reduce expenses, we will send one annual shareholder report, one semi-annual shareholder report and one annual prospectus per household, unless you instruct us or your financial intermediary otherwise.

If you would like further information about the Funds, including how they invest, please see the Statement of Additional Information.

                            HOTCHKIS AND WILEY FUNDS                          15

SHAREHOLDER SERVICES

ABOUT CLASS A, CLASS B AND CLASS C SHARES
--------------------------------------------------------------------------------

Each Fund offers four classes of shares (only Class A, Class B and Class C shares are offered through this prospectus). Each class has its own sales charge and expense structure, allowing you to invest in the way that best suits your needs. Each share class represents an ownership interest in the same investment portfolio as the other classes of shares of that Fund. When you choose your class of shares, you should consider the size of your investment and how long you plan to hold your shares. Your financial consultant or other financial intermediary can help you determine which share class is best suited to your personal financial goals.

The Funds' shares are distributed by Stephens Inc. (the "Distributor"). The Distributor is affiliated with the Advisor.

If you select Class A shares, you generally pay the Distributor a sales charge at the time of purchase. If you buy Class A shares, you also pay out of Fund assets a distribution and service fee of 0.25%. You may be eligible for a sales charge reduction or waiver. Because distribution and service fees are paid out of Fund assets on an ongoing basis, over time these fees increase the cost of your investment and may cost you more than paying other types of sales charges.


If you select Class B or Class C shares, you will invest the full amount of your purchase price, but you will be subject to a distribution and service fee of 1.00%. Because these fees are paid out of a Fund's assets on an ongoing basis, over time these fees increase the cost of your investment and may cost you more than paying other types of sales charges. In addition, you may be subject to a deferred sales charge when you sell Class B or Class C shares.


Certain financial intermediaries may charge you additional fees in connection with transactions in Fund shares. The Advisor, the Distributor or their affiliates may make payments out of their own resources to securities dealers and other financial intermediaries for providing services intended to result in the sale of Fund shares or for shareholder servicing activities. The compensation is discretionary and may be available only to selected selling and servicing agents. The Distributor also may provide non-cash compensation like trips to sales seminars, tickets to sporting events, theater or other entertainment, opportunities to participate in golf or other outings and gift certificates for meals or merchandise.

16                          HOTCHKIS AND WILEY FUNDS

SHAREHOLDER SERVICES


To better understand the pricing of the Funds' shares, we have summarized the information below:


                                                   Class A                              Class B

-------------------------------------------------------------------------------------------------------------
Availability                         Generally available through          Generally available through
                                     selected securities dealers and      selected securities dealers and
                                     other financial intermediaries.      other financial intermediaries.
-------------------------------------------------------------------------------------------------------------
Initial Sales Charge?                Yes. Payable at time of purchase.    No. Entire purchase price is
                                     Lower sales charges available or     invested in shares of the Fund.
                                     waived for certain investments.
-------------------------------------------------------------------------------------------------------------
Deferred Sales Charge?               No. (May be charged for purchases    Yes. Payable if you redeem within
                                     over $1 million that are redeemed    six years of purchase.
                                     within one year.)
-------------------------------------------------------------------------------------------------------------
Redemption Fee?                      2% if you redeem within 180 days of  No.
                                     purchase (Small Cap Value Fund
                                     only).
-------------------------------------------------------------------------------------------------------------
Distribution and Service Fees?       0.25%.                               1.00%.
-------------------------------------------------------------------------------------------------------------
Conversion to Class A shares?        No.                                  Yes, automatically after
                                                                          approximately seven years.
-------------------------------------------------------------------------------------------------------------

                                                   Class C
------------------------------------------------------------------------------------------------------------
Availability                         Generally available through
                                     selected securities dealers and
                                     other financial intermediaries.
-----------------------------------
Initial Sales Charge?                No. Entire purchase price is
                                     invested in shares of the Fund.
-----------------------------------
Deferred Sales Charge?               Yes. Payable if you redeem within
                                     one year of purchase.
-----------------------------------
Redemption Fee?                      No.
-----------------------------------
Distribution and Service Fees?       1.00%
-----------------------------------
Conversion to Class A shares?        No.
-----------------------------------


Class A Shares

If you select Class A shares, you will pay a sales charge at the time of purchase as shown in the following table. Securities dealers' compensation will be as shown in the last column.



                                                                           Dealer
                                                                        Compensation
                                       As a % of        As a % of        as a % of
Your Investment                      Offering Price  Your Investment*  Offering Price

-------------------------------------------------------------------------------------
Less than $25,000                           5.25%            5.54%            5.00%
-------------------------------------------------------------------------------------
$25,000 but less than $50,000               4.75%            4.99%            4.50%
-------------------------------------------------------------------------------------
$50,000 but less than $100,000              4.00%            4.17%            3.75%
-------------------------------------------------------------------------------------
$100,000 but less than $250,000             3.00%            3.09%            2.75%
-------------------------------------------------------------------------------------
$250,000 but less than $1,000,000           2.00%            2.04%            1.80%
-------------------------------------------------------------------------------------
$1,000,000 and over                         0.00%            0.00%            0.00%
-------------------------------------------------------------------------------------


*    ROUNDED TO THE NEAREST ONE-HUNDREDTH PERCENT.

No initial sales charge applies to shares that you buy through reinvestment of dividends.

If you invest $1,000,000 or more in Class A shares, you do not pay an initial sales charge, and the Advisor compensates the selling dealer or other financial intermediary from its own resources. If you redeem your shares within one year after purchase, you may be charged a deferred sales charge of 1.00% of the original cost of the shares being redeemed.

                            HOTCHKIS AND WILEY FUNDS                          17

SHAREHOLDER SERVICES

Investors qualifying for significantly reduced initial sales charges on Class A shares may find the initial sales charge alternative particularly attractive, because similar sales charge reductions are not available with respect to the deferred sales charges imposed in connection with purchases of Class B or Class C shares. Investors not qualifying for reduced initial sales charges who expect to maintain their investment for an extended period of time also may elect to purchase Class A shares, because over time the accumulated ongoing distribution and service fees on Class B or Class C shares may exceed the initial sales charges and lower distribution and service fees on Class A shares. In addition, the ongoing Class B and Class C distribution and service fees will cause Class B and Class C shares to have higher expense ratios, pay lower dividends and have lower total returns than the Class A shares.

A reduced or waived sales charge on a purchase of Class A shares may apply for:

     - Purchases under a RIGHT OF ACCUMULATION or LETTER OF INTENT

     - Purchases paid for with the proceeds of shares redeemed in the prior 60 days from a mutual fund (other than a fund managed by the Advisor) for which an initial sales charge or contingent deferred sales charge was paid; the purchaser must certify to the Distributor at the time of purchase that the purchase is eligible for this waiver.

     - Certain programs of selected securities dealers and other financial intermediaries that have an agreement with the Distributor or its affiliates

     - Broker-dealers who act as selling agents


A RIGHT OF ACCUMULATION permits you to pay the sales charge applicable to the cost or value (whichever is higher) of all shares you own in the Funds. A LETTER OF INTENT permits you to pay the sales charge that would be applicable if you add up all shares of the Funds that you agree to buy within a 13 month period. Certain restrictions apply.


If you redeem Class A shares and within 60 days buy new shares of the same class, you will not pay a sales charge on the new purchase amount. The amount eligible for this "Reinstatement Privilege" may not exceed the amount of your redemption proceeds. To exercise the privilege, contact your financial consultant, selected securities dealer, other financial intermediary or the Funds' Transfer Agent at 1-866-HW-FUNDS (1-866-493-8637).

Class B and Class C Shares

If you select Class B or Class C shares, you do not pay an initial sales charge at the time of purchase. However, if you redeem your Class B shares within six years after purchase or Class C shares within one year after purchase, you may be required to pay a deferred sales charge. You will also pay distribution and service fees of 1.00% each year under a distribution plan that the Funds have adopted under Rule 12b-1 under the Investment Company Act of 1940. Because these fees are paid out of the Fund's assets on an ongoing basis, over time these fees increase the cost of your investment and may cost you more than paying other types of sales charges. The Distributor uses the money that it receives from the deferred sales charges and the distribution fees to cover the costs of marketing, advertising and compensating the financial consultant, selected securities dealer or other financial intermediary who assists you in purchasing


18                          HOTCHKIS AND WILEY FUNDS

SHAREHOLDER SERVICES


Fund shares. The service fees pay for personal services provided to shareholders and the maintenance of shareholder accounts.


For purposes of computing any deferred sales charge that may be payable upon disposition of Class B or Class C shares of the Mid-Cap Value Fund, your holding period of Class B or Class C shares of the Mercury HW Mid-Cap Value Fund will be added to your holding period of those shares of the Mid-Cap Value Fund, but the Mercury HW Mid-Cap Value Fund deferred sales charge schedule will apply.

Class B Shares
If you redeem Class B shares within six years after purchase, you may be charged a deferred sales charge. The amount of the charge gradually decreases as you hold your shares over time, according to the following schedule:

Year Since Purchase                                 Sales Charge*

-----------------------------------------------------------------
0 -- 1                                                    5.00%
-----------------------------------------------------------------
1 -- 2                                                    4.00%
-----------------------------------------------------------------
2 -- 3                                                    3.00%
-----------------------------------------------------------------
3 -- 4                                                    3.00%
-----------------------------------------------------------------
4 -- 5                                                    2.00%
-----------------------------------------------------------------
5 -- 6                                                    1.00%
-----------------------------------------------------------------
6 and thereafter                                          0.00%
-----------------------------------------------------------------


* THE PERCENTAGE CHARGE WILL APPLY TO THE ORIGINAL COST OF THE SHARES BEING REDEEMED. SHARES ACQUIRED THROUGH REINVESTMENT OF DIVIDENDS ARE NOT SUBJECT TO A DEFERRED SALES CHARGE.


Your Class B shares convert automatically into Class A shares approximately seven years after purchase. Any Class B shares received through reinvestment of dividends paid on converting shares will also convert at that time. Class A shares are subject to lower annual expenses than Class B shares. The conversion of Class B shares to Class A shares is not a taxable event for Federal income tax purposes.

Class C Shares
If you redeem Class C shares within one year after purchase, you may be charged a deferred sales charge of 1.00%. The charge will apply to the original cost of the shares being redeemed. You will not be charged a deferred sales charge when you redeem shares that you acquire through reinvestment of Fund dividends.

Class C shares do not offer a conversion privilege.


Reduction or Waiver of Deferred Sales Charge


The deferred sales charge relating to Class B and Class C shares may be reduced or waived in certain circumstances, such as:


     - Certain post-retirement withdrawals from an IRA or other retirement plan if you are over 70 1/2 years old

     - Redemption by certain eligible 401(a) and 401(k) plans and certain retirement plan rollovers

                            HOTCHKIS AND WILEY FUNDS                          19

SHAREHOLDER SERVICES

     - Withdrawals resulting from shareholder death or disability as long as the waiver request is made within one year after death or disability or, if later, reasonably promptly following completion of probate, or in connection with involuntary termination of an account in which Fund shares are held

     - Withdrawal through a Systematic Withdrawal Plan

HOW TO BUY, SELL, TRANSFER AND EXCHANGE SHARES
--------------------------------------------------------------------------------

The chart on the following pages summarizes how to buy, sell, transfer and exchange shares through your financial consultant, selected securities dealer, broker, investment adviser, service provider or other financial intermediary. You also may buy shares through the Transfer Agent. To learn more about buying shares through the Transfer Agent, call 1-866-HW-FUNDS (1-866-493-8637). Because the selection of a mutual fund involves many considerations, your financial consultant, selected securities dealer or other financial intermediary may help you with this decision. The Funds do not issue share certificates.


Because of the high cost of maintaining smaller shareholder accounts, the Funds may redeem the shares in your account (without charging any deferred sales charge) if the net asset value of your account falls below $500 due to redemptions you have made. You will be notified that the value of your account is less than $500 before a Fund makes an involuntary redemption. You will then have 60 days to make an additional investment to bring the value of your account to at least $500 before a Fund takes any action. This involuntary redemption does not apply to retirement plans or Uniform Gifts or Transfers to Minors Act accounts. A redemption of all of your shares in a Fund will generally be treated as a sale for Federal income tax purposes, and depending on the investor and type of account, may be subject to tax.


Short-term or excessive trading into or out of a Fund may harm performance by disrupting portfolio management strategies and by increasing expenses. Accordingly, a Fund may reject any purchase orders, including exchanges, particularly from market timers or investors who, in Fund management's opinion, have a pattern of short-term or excessive trading in the Funds or other funds or whose trading has been disruptive to a Fund.

Small Cap Value Fund -- Redemption Fee
The Small Cap Value Fund will deduct a redemption fee of 2% from the redemption amount if an investor sells Class A shares after holding them less than 180 days. This fee is paid to the Fund rather than to the Advisor, and is designed to offset the brokerage commissions, market impact and other costs associated with fluctuations in Fund asset levels and cash-flow caused by short-term shareholder trading. The shares held longest will be redeemed first for purposes of determining whether the redemption fee applies. The redemption fee does not apply to shares acquired through reinvestment of distributions, shares held in retirement plans or shares redeemed through systematic withdrawal plans. The redemption fee may not apply to arrangements through financial intermediaries. However, these intermediaries may impose the redemption fee on their customers for the credit of the Fund. In addition, the Fund reserves the right

20                          HOTCHKIS AND WILEY FUNDS

SHAREHOLDER SERVICES

nonetheless to deduct the fee on redemptions from such accounts where a pattern of excessive trading is determined to be harmful to the Fund.


If You Want To                       Your Choices                             Information Important for You to Know

------------------------------------------------------------------------------------------------------------------------------------
Buy Shares                 First, select the share class      Refer to the pricing of shares table on page 17. Be sure to read this
                           appropriate for you                prospectus carefully.
------------------------------------------------------------------------------------------------------------------------------------
                           Next, determine the amount of      The minimum initial investment is $2,500 ($1,000 for IRA or other
                           your investment                    retirement accounts).
                                                              The maximum initial investment in Class B shares is $250,000.
                                                              (The minimums for initial investments may be reduced or waived under certain circumstances.)
------------------------------------------------------------------------------------------------------------------------------------
                           Have your financial consultant,    The price of your shares is based on the next calculation of net asset
                           selected securities dealer or      value after receipt of your order. Purchase orders received prior to
                           other financial intermediary       the close of regular trading on the New York Stock Exchange
                           submit your purchase order         (generally, 4:00 p.m. Eastern time) are priced at the net asset value determined that day. Certain financial intermediaries, however, may require submission of orders prior to that time.
                                                              Purchase orders received after that time are priced at the net asset value determined on the next business day. The Fund may reject any order to buy shares and may suspend the sale of shares at any time.
                                                              Certain financial intermediaries may charge a fee to process a purchase.
------------------------------------------------------------------------------------------------------------------------------------
                           Or contact the Transfer Agent      To purchase shares directly, call the Transfer Agent at 1-866-HW-
                                                              FUNDS (1-866-493-8637) and request a purchase application. Mail the completed purchase application to the Transfer Agent at the address on the inside back cover of this prospectus. The Transfer Agent will verify certain information from investors as a part of the Funds'
                                                              anti-money laundering program.
------------------------------------------------------------------------------------------------------------------------------------
Add to Your Investment     Purchase additional shares         The minimum investment for additional purchases is generally $100.
                                                              (The minimums for additional purchases may be waived under certain circumstances.)
------------------------------------------------------------------------------------------------------------------------------------
                           Acquire additional shares through  All dividends are automatically reinvested without a sales charge.
                           the automatic dividend
                           reinvestment plan
------------------------------------------------------------------------------------------------------------------------------------
                           Participate in the automatic       You may invest a specific amount on a periodic basis through your
                           investment plan                    selected securities dealer or other financial intermediary. The current minimum for such automatic reinvestments is $100, with a maximum of 2 transactions per month. The minimum may be waived or revised under certain circumstances.
------------------------------------------------------------------------------------------------------------------------------------
Transfer Shares to         Transfer to a participating        You may transfer your Fund shares to another selected securities
  Another Securities       securities dealer or other         dealer or other financial intermediary if authorized dealer agreements
  Dealer or Other          financial intermediary             are in place between the Distributor and the transferring intermediary
  Financial Intermediary                                      and the Distributor and the receiving intermediary. Certain shareholder services may not be available for all transferred shares.
                                                              You may only purchase additional shares of Funds previously owned before the transfer. All future trading of these assets must be coordinated by the receiving intermediary.
------------------------------------------------------------------------------------------------------------------------------------
                           Transfer to a non-participating    You must either:
                           securities dealer or other         - Transfer your shares to an account with the Transfer Agent or
                           financial intermediary             - Sell your shares, paying any applicable deferred sales charge.
------------------------------------------------------------------------------------------------------------------------------------


                            HOTCHKIS AND WILEY FUNDS

SHAREHOLDER SERVICES


If You Want To                       Your Choices                             Information Important for You to Know

------------------------------------------------------------------------------------------------------------------------------------
Sell Your Shares           Have your financial consultant,    The price of your shares is based on the next calculation of net asset
                           selected securities dealer or      value after receipt of your order. For your redemption request to be
                           other financial intermediary       priced at the net asset value on the day of your request, you must
                           submit your sales order            submit your request to your selected securities dealer or other financial intermediary prior to that day's close of regular trading on the New York Stock Exchange (generally, 4:00 p.m. Eastern time).
                                                              Certain financial intermediaries, however, may require submission of orders prior to that time. Redemption requests received after that time are priced at the net asset value at the close of regular trading on the next business day.
                                                              Certain financial intermediaries may charge a fee to process a sale of shares. No processing fee is charged if you redeem the shares directly through the Transfer Agent. A redemption fee may apply for Class A shares of the Small Cap Value Fund held less than 180 days.
                                                              The Fund may reject an order to sell shares under certain
                                                              circumstances permitted by the Securities and Exchange Commission, including during unusual market conditions or emergencies when the
                                                              Fund can't determine the value of its assets or sell its holdings.
------------------------------------------------------------------------------------------------------------------------------------
                           Sell through the Transfer Agent    You may sell shares held at the Transfer Agent by writing to the
                                                              Transfer Agent at the address on the inside back cover of this prospectus. All shareholders on the account must sign the letter. A signature guarantee will generally be required, but may be waived, if your redemption proceeds (i) are more than $50,000, (ii) are paid to a person other than the owner(s) shown on the Transfer Agent's register,
                                                              (iii) are sent to an address or bank account that is different from the Transfer Agent's register or has changed within 30 days, or
                                                              (iv) are paid to a corporation, partnership, trust or fiduciary. You can obtain a signature guarantee from a bank, securities dealer, securities broker, credit union, savings association, national securities exchange or registered securities association. A notary public seal will not be acceptable. You may have to supply additional documentation at the request of the Transfer Agent, depending on the type of account. The Transfer Agent will normally mail redemption proceeds within seven days following receipt of a properly completed request. If you make a redemption request before a Fund has collected payment for the purchase of shares, the Fund or the Transfer Agent may delay mailing your proceeds. This delay will usually not exceed 12 days from the date of purchase.
                                                              You may also sell shares held at the Transfer Agent by telephone request if the amount being sold is less than $50,000 and if certain other conditions are met. Contact the Transfer Agent at 1-866-HW-
                                                              FUNDS (1-866-493-8637) for details.
------------------------------------------------------------------------------------------------------------------------------------


                            HOTCHKIS AND WILEY FUNDS

SHAREHOLDER SERVICES


If You Want To                       Your Choices                             Information Important for You to Know

------------------------------------------------------------------------------------------------------------------------------------
Sell Shares                Participate in a Fund's            You can choose to receive systematic payments from your Fund account
  Systematically           Systematic Withdrawal Plan         either by check or through direct deposit to your bank account of at least $100 per payment if you have at least $10,000 in your account.
                                                              You can generally arrange through your selected securities dealer or other financial intermediary for systematic sales of shares of a fixed dollar amount as frequently as monthly, subject to certain conditions.
                                                              Under either method, you must have dividends automatically reinvested.
                                                              The deferred sales charge is waived for systematic redemptions. Ask your financial intermediary or Transfer Agent for details. Each withdrawal is a taxable event.
------------------------------------------------------------------------------------------------------------------------------------
Exchange Your Shares       Select the Fund into which you     You can exchange your shares of a Fund for shares of another Fund
                           want to exchange.                  subject to the policies and procedures adopted by the participating securities dealer or other financial intermediary. You must have held the shares used in the exchange for at least 30 calendar days before you can exchange to another Fund. The minimum exchange amount is
                                                              $1,000. Exchanges are generally considered a sale for Federal income tax purposes.
                                                              Each class of Fund shares is generally exchangeable for shares of the same class of another Fund.
                                                              The time you hold Class B or Class C shares in both Funds will count when determining your holding period for calculating a deferred sales charge at redemption. Your time in both Funds will also count when determining the holding period for a conversion from Class B to
                                                              Class A shares.
                                                              To exercise the exchange privilege, contact your financial consultant, selected securities dealer or other financial intermediary or call the
                                                              Transfer Agent at 1-866-HW-FUNDS (1-866-493-8637). Each Fund reserves the right to require a properly completed Telephone Redemption
                                                              Application.
                                                              Although there is currently no limit on the number of exchanges that you can make, the exchange privilege may be modified or terminated at any time in the future on 60 days' notice to shareholders. The Funds may refuse to permit exchanges to prevent shareholders from market-timing a Fund.
------------------------------------------------------------------------------------------------------------------------------------


                            HOTCHKIS AND WILEY FUNDS                          23

SHAREHOLDER SERVICES

HOW SHARES ARE PRICED
--------------------------------------------------------------------------------

When you buy shares, you pay the net asset value, plus any applicable sales charge. This is the offering price. A Fund's net asset value is the market value in U.S. dollars of the Fund's total assets after deducting liabilities, divided by the number of shares outstanding. Expenses, including the fees payable to the Advisor, are accrued daily. Shares are also redeemed at their net asset value, minus any applicable deferred sales charge or redemption fee. Each Fund calculates its net asset value (generally by using market quotations) each day the New York Stock Exchange is open as of the close of regular trading on the Exchange based on prices at the time of closing. Regular trading on the Exchange generally closes at 4:00 p.m. Eastern time. The net asset value used in determining your price is the next one calculated after your purchase or redemption order is placed. If market quotations are not available, a Fund may use fair value.

A Fund may accept orders from certain authorized financial intermediaries or their designees. Each Fund will be deemed to receive an order when received in proper form by the intermediary or designee and the order will receive the net asset value next computed by the Fund after such receipt. If the payment for a purchase order is not made by a designated later time, the order will be canceled and the financial intermediary could be held liable for any losses.

Generally, Class A shares will have a higher net asset value than Class B or Class C shares. Also dividends paid on Class A shares will generally be higher than dividends paid on Class B and Class C shares because Class A shares have lower expenses.

DIVIDENDS AND TAXES
--------------------------------------------------------------------------------

The Funds will distribute any net realized long-term or short-term capital gains at least annually. The Mid-Cap Value Fund and the Small Cap Value Fund will distribute any net investment income at least annually. The Large Cap Value Fund will distribute any net investment income semi-annually. The Funds may also pay a special distribution at the end of the calendar year to comply with Federal tax requirements. Dividends and distributions may be reinvested automatically in shares of a Fund at net asset value without a sales charge or may be taken in cash. If your account is with a selected securities dealer or other financial intermediary that has an agreement with a Fund, contact your dealer or intermediary about which option you would like. If your account is with the Transfer Agent and you would like to receive dividends in cash, contact the Transfer Agent. The Funds anticipate that the majority of their respective dividends, if any, will consist of ordinary income. Capital gains, if any, may be taxable to you at different rates, depending, in part, on how long a Fund has held the assets sold.

You may be subject to Federal income tax on dividends from a Fund, whether you receive them in cash or additional shares. If you redeem Fund shares or exchange them for shares of another Fund, you generally will be treated as having sold your shares and any gain on the transaction may be subject to Federal income tax. Capital gains are generally taxed at different rates than ordinary income dividends. In addition, dividends from a Fund may be subject to state and local income taxes.

24                          HOTCHKIS AND WILEY FUNDS

SHAREHOLDER SERVICES

Dividends and interest received by a Fund may give rise to withholding and other taxes imposed by foreign countries. Tax treaties between certain countries and the U.S. may reduce or eliminate such taxes.

If you are neither a lawful permanent resident nor a citizen of the U.S. or if you are a foreign entity, a Fund's ordinary income dividends (which include distributions of net short-term capital gains) will generally be subject to a 30% U.S. withholding tax, unless a lower treaty rate applies.

By law, each Fund must withhold 30% of your dividends and redemption proceeds if you have not provided a taxpayer identification number or social security number or if the number you have provided is incorrect.

This section summarizes some of the consequences under current Federal income tax law of an investment in a Fund. It is not a substitute for personal tax advice. Consult your personal tax advisor about the potential tax consequences of an investment in a Fund under all applicable tax laws.

                            HOTCHKIS AND WILEY FUNDS                          25

THE MANAGEMENT TEAM

MANAGEMENT OF THE FUNDS
--------------------------------------------------------------------------------


The Advisor


Hotchkis and Wiley Capital Management, LLC, 725 South Figueroa Street, 39th Floor, Los Angeles, California 90017-5439, has been the Funds' investment advisor since their inception. The Advisor is a limited liability company, the primary members of which are HWCap Holdings, a limited liability company whose members are employees of the Advisor, and Stephens-H&W, a limited liability company whose primary member is Stephens Group, Inc., which is a diversified holding company. References to the Advisor include its predecessors. The Advisor was organized as an investment advisor in 1980 and had approximately $4.8 billion in investment company and other portfolio assets under management as of June 2002. The Advisor supervises and arranges the purchase and sale of securities held in the Funds' portfolios.



The annual fees paid to the Advisor as a percentage of average net assets is 0.75% for the Large Cap Value Fund, Mid-Cap Value Fund and Small Cap Value Fund.



The Advisor has agreed to make reimbursements so that the regular annual operating expenses of each Fund will be limited as shown in the table on page 9. The Advisor has agreed to these expense limits through June 2003, and will thereafter give shareholders at least 30 days' notice if this reimbursement policy will change.


The Advisor is allowed to allocate brokerage based on sales of shares of the Funds.

Portfolio Managers
The portfolio managers who have responsibility for the day-to-day management of the Funds' portfolios are listed below.

Large Cap Value Fund
The portfolio managers of the Large Cap Value Fund are Gail Bardin and Sheldon Lieberman. Ms. Bardin is a principal of the Advisor. She has been a portfolio manager since 1988 and began co-managing the Fund in April 1994. Mr. Lieberman is a principal of the Advisor. He joined the Advisor as a portfolio manager in 1994 and began co-managing the Fund in August 1997. Before joining the Advisor, Mr. Lieberman was the Chief Investment Officer for the Los Angeles County Employees Retirement Association.

Mid-Cap Value Fund
The portfolio managers of the Mid-Cap Value Fund are Stan Majcher and Jim Miles. Mr. Majcher is a principal of the Advisor and has been a portfolio manager of the Fund since January 1999. Mr. Majcher joined the Advisor in August 1996 as a domestic equity analyst. From 1994 to 1996, he was an investment banking analyst at Merrill Lynch & Co. Inc. Mr. Miles is a principal of the Advisor. He joined the Advisor as a portfolio manager in 1995 and served as a portfolio manager of the Fund since it began in January 1997. Before joining the Advisor, Mr. Miles was with BT Securities Corporation (an affiliate of

26                          HOTCHKIS AND WILEY FUNDS

THE MANAGEMENT TEAM

Bankers Trust New York Corporation) as vice president in the BT Securities Finance Group from 1988 to 1995.

Small Cap Value Fund
The portfolio managers of the Small Cap Value Fund are Jim Miles and David Green. Mr. Miles began co-managing the Fund in May 1995 when he joined the Advisor. Mr. Miles' background is described under "Mid-Cap Value Fund" above. Mr. Green, a principal of the Advisor, joined the Advisor in 1997 as a portfolio manager and began co-managing the Fund in July 1997. Before that, Mr. Green was associated with Goldman Sachs Asset Management, where he worked as an investment analyst from November 1995. Before that, he was an investment manager and analyst with Prudential Investment Advisors.

                            HOTCHKIS AND WILEY FUNDS                          27

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


The financial highlights tables are intended to help you understand the Funds' financial performance by showing information for the Funds and their predecessors since the inception of each class through the fiscal periods ended June 30, 2002. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in the Funds (assuming reinvestment of all dividends and distributions). The financial highlights for the period ended June 30, 2001 were audited by predecessor auditors who do not serve as the independent auditors of the Funds. The financial highlights for the fiscal year ended June 30, 2002 were audited by PricewaterhouseCoopers LLP. The auditors' report and the Funds' financial statements are included in the Funds' annual report, which is available upon request. Further performance information is contained in the annual report.


LARGE CAP VALUE FUND


                                              Class A            Class B            Class C
                                         -----------------  -----------------  -----------------
                                            Period from        Period from        Period from
                                           10/26/2001(1)       2/4/2002(1)        2/4/2002(1)
INCREASE (DECREASE) IN NET ASSET VALUE:    to 6/30/2002       to 6/30/2002       to 6/30/2002

------------------------------------------------------------------------------------------------
Net asset value, beginning of period     $15.57             $15.60             $15.60
------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
------------------------------------------------------------------------------------------------
Net investment income                      0.13               0.02               0.03
------------------------------------------------------------------------------------------------
Net gains (losses) on securities (both
  realized and unrealized)                 0.87               0.31               0.29
------------------------------------------------------------------------------------------------
Total from investment operations           1.00               0.33               0.32
------------------------------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS:
------------------------------------------------------------------------------------------------
Dividends (from net investment income)    (0.09)                --                 --
------------------------------------------------------------------------------------------------
Distributions (from capital gains)        (0.50)                --                 --
------------------------------------------------------------------------------------------------
Total distributions                       (0.59)                --                 --
------------------------------------------------------------------------------------------------
Net asset value, end of period           $15.98             $15.93             $15.92
------------------------------------------------------------------------------------------------
Total return(2)                            6.51%              2.12%              2.05%
------------------------------------------------------------------------------------------------
Net assets, end of period (in
  thousands)                             $6,546             $  193             $1,092
------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
------------------------------------------------------------------------------------------------
Expenses, net of reimbursement             1.25%(3)           2.00%(3)           2.00%(3)
------------------------------------------------------------------------------------------------
Expenses                                   1.75%(3)           2.50%(3)           2.50%(3)
------------------------------------------------------------------------------------------------
Investment income -- net                   1.05%(3)           0.30%(3)           0.30%(3)
------------------------------------------------------------------------------------------------



                               Year ended June 30,
                           ----------------------------
                           2002  2001  2000  1999  1998

-------------------------------------------------------
Portfolio turnover
  rate(4)                  96%   26%   41%   18%   23%
-------------------------------------------------------



(1)  COMMENCEMENT OF OPERATIONS.
(2) TOTAL INVESTMENT RETURNS EXCLUDE THE EFFECTS OF SALES CHARGES. THE FUND'S ADVISOR WAIVED A PORTION OF ITS ADVISORY FEE. WITHOUT SUCH WAIVER, THE FUND'S PERFORMANCE WOULD HAVE BEEN LOWER.
(3)  ANNUALIZED.
(4)  PORTFOLIO TURNOVER IS FOR THE FUND AND IS NOT CLASS SPECIFIC.


28                          HOTCHKIS AND WILEY FUNDS

MID-CAP VALUE FUND


                                             Class A                        Class B                        Class C
                                  -----------------------------  -----------------------------  -----------------------------
                                                 Period from                    Period from                    Period from
INCREASE (DECREASE) IN NET ASSET  Year ended     1/2/2001(1)     Year ended     1/2/2001(1)     Year ended     1/2/2001(1)
VALUE:                            6/30/2002     to 6/30/2001     6/30/2002     to 6/30/2001     6/30/2002     to 6/30/2001

-----------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of
  period                          $ 17.12     $15.02             $ 17.06     $15.02              $17.07     $15.02
-----------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT
  OPERATIONS:
-----------------------------------------------------------------------------------------------------------------------------
Net investment income                0.11       0.04                  --       0.01                0.02         --(4)
-----------------------------------------------------------------------------------------------------------------------------
Net gains on securities (both
  realized and unrealized)           0.66       2.06                0.63       2.03                0.62       2.05
-----------------------------------------------------------------------------------------------------------------------------
Total from investment operations     0.77       2.10                0.63       2.04                0.64       2.05
-----------------------------------------------------------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS:
-----------------------------------------------------------------------------------------------------------------------------
Dividends (from net investment
  income)                           (0.13)        --               (0.07)        --               (0.07)        --
-----------------------------------------------------------------------------------------------------------------------------
Distributions (from capital
  gains)                            (0.77)        --               (0.77)        --               (0.77)        --
-----------------------------------------------------------------------------------------------------------------------------
Total distributions                 (0.90)        --               (0.84)        --               (0.84)        --
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period    $ 16.99     $17.12             $ 16.85     $17.06              $16.87     $17.07
-----------------------------------------------------------------------------------------------------------------------------
Total return(2)                      4.64%     13.98%               3.82%     13.58%               3.85%     13.65%
-----------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in
  thousands)                      $18,790     $  844             $11,363     $3,925              $9,084     $2,400
-----------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
-----------------------------------------------------------------------------------------------------------------------------
Expenses, net of reimbursement       1.40%      1.40%(3)            2.15%      2.15%(3)            2.15%      2.14%(3)
-----------------------------------------------------------------------------------------------------------------------------
Expenses                             1.65%      2.22%(3)            2.40%      2.96%(3)            2.40%      2.96%(3)
-----------------------------------------------------------------------------------------------------------------------------
Investment income -- net             0.69%      1.02%(3)           (0.07)%     0.23%(3)           (0.07)%     0.18%(3)
-----------------------------------------------------------------------------------------------------------------------------



                               Year ended June 30,
                           ----------------------------
                           2002  2001  2000  1999  1998

-------------------------------------------------------
Portfolio turnover
  rate(5)                  82%   138%  179%  113%  71%
-------------------------------------------------------



(1)  COMMENCEMENT OF OPERATIONS.
(2) TOTAL INVESTMENT RETURNS EXCLUDE THE EFFECTS OF SALES CHARGES. THE FUND'S ADVISOR WAIVED A PORTION OF ITS ADVISORY FEE. WITHOUT SUCH WAIVER, THE FUND'S PERFORMANCE WOULD HAVE BEEN LOWER.
(3)  ANNUALIZED.
(4)  AMOUNT IS LESS THAN $0.01 PER SHARE.
(5)  PORTFOLIO TURNOVER IS FOR THE FUND AND IS NOT CLASS SPECIFIC.


                            HOTCHKIS AND WILEY FUNDS                          29

SMALL CAP VALUE FUND


                                                  Class A              Class B        Class C
                                         -------------------------  -------------  -------------
                                                      Period from    Period from    Period from
                                         Year ended  10/6/2000(1)    2/4/2002(1)    2/4/2002(1)
INCREASE (DECREASE) IN NET ASSET VALUE:  6/30/2002   to 6/30/2001   to 6/30/2002   to 6/30/2002

------------------------------------------------------------------------------------------------
Net asset value, beginning of period      $ 26.86       $19.64         $28.84         $28.84
------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
------------------------------------------------------------------------------------------------
Net investment income (loss)                 0.20         0.16          (0.03)         (0.04)
------------------------------------------------------------------------------------------------
Net gains (losses) on securities (both
  realized and unrealized)                   5.26         7.07           2.90           2.91
------------------------------------------------------------------------------------------------
Total from investment operations             5.46         7.23           2.87           2.87
------------------------------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS:
------------------------------------------------------------------------------------------------
Dividends (from net investment income)      (0.20)       (0.01)            --             --
------------------------------------------------------------------------------------------------
Distributions (from capital gains)             --           --             --             --
------------------------------------------------------------------------------------------------
Total distributions                         (0.20)       (0.01)            --             --
------------------------------------------------------------------------------------------------
Net asset value, end of period            $ 32.12       $26.86         $31.71         $31.71
------------------------------------------------------------------------------------------------
Total return(2)                             20.47%       38.28%          9.99%          9.99%
------------------------------------------------------------------------------------------------
Net assets, end of period (in
  thousands)                              $13,660       $   26         $  738         $3,484
------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
------------------------------------------------------------------------------------------------
Expenses, net of reimbursement               1.49%        1.50%(3)       2.24%(3)       2.24%(3)
------------------------------------------------------------------------------------------------
Expenses                                     1.57%        1.62%(3)       2.32%(3)       2.32%(3)
------------------------------------------------------------------------------------------------
Investment income -- net                     0.24%        1.42%(3)      (0.51)%(3)     (0.51)%(3)
------------------------------------------------------------------------------------------------


                               Year ended June 30,
                           ----------------------------
                           2002  2001  2000  1999  1998

-------------------------------------------------------
Portfolio turnover
  rate(4)                  75%   197%  97%   105%  85%
-------------------------------------------------------


(1)  COMMENCEMENT OF OPERATIONS.
(2) TOTAL INVESTMENT RETURNS EXCLUDE THE EFFECTS OF SALES CHARGES. THE FUND'S ADVISOR WAIVED A PORTION OF ITS ADVISORY FEE. WITHOUT SUCH WAIVER, THE FUND'S PERFORMANCE WOULD HAVE BEEN LOWER.
(3)  ANNUALIZED.
(4)  PORTFOLIO TURNOVER IS FOR THE FUND AND IS NOT CLASS SPECIFIC.


30                          HOTCHKIS AND WILEY FUNDS

FUNDS
Hotchkis and Wiley Large Cap Value Fund
Hotchkis and Wiley Mid-Cap Value Fund
Hotchkis and Wiley Small Cap Value Fund
725 South Figueroa Street, 39th Floor
Los Angeles, California 90017-5439
1-866-HW-FUNDS
(1-866-493-8637)

ADVISOR
Hotchkis and Wiley Capital Management, LLC
725 South Figueroa Street, 39th Floor
Los Angeles, California 90017-5439
1-213-430-1000

TRANSFER AGENT
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202-5209
1-866-HW-FUNDS
(1-866-493-8637)

INDEPENDENT AUDITORS
PricewaterhouseCoopers LLP
350 South Grand Avenue
Los Angeles, California 90071


DISTRIBUTOR AND ADMINISTRATOR


Stephens Inc.
111 Center Street, Suite 300
Little Rock, Arkansas 72201


CUSTODIAN
Brown Brothers Harriman & Co.
40 Water Street
Boston, Massachusetts 02109-3661

COUNSEL
Vedder, Price, Kaufman & Kammholz
222 North LaSalle Street
Chicago, Illinois 60601-1003

                      PROSPECTUS -- CLASS A, B, C SHARES

                         INFORMATION ABOUT THE FUNDS


Please read this Prospectus before you invest in the Funds. Keep the Prospectus for future reference. You can get additional information about the Funds in:

--Statement of Additional Information -- SAI
  (incorporated by reference into, legally a part of, this Prospectus)

--Annual Report
  (contains a discussion of market conditions and investment strategies that affected Fund performance)

--Semi-annual Report

To get this information and other information regarding the Funds free of charge or for shareholder questions, contact the Funds' Transfer Agent:


To get this information and other information regarding the Funds free of charge or for shareholder questions, contact the Funds' Transfer Agent:

U.S. BANCORP FUND SERVICES, LLC
615 EAST MICHIGAN STREET
MILWAUKEE, WISCONSIN 53202-5209
1.866.HW.FUNDS (1.866.493.8637)

Information about the Funds can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C., by calling 1.202.942.8090 for information on the operation of the public reference room. This information is also available on the SEC's Internet Site at http://www.sec.gov and copies may be obtained upon payment of a duplicating fee by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the SEC, Washington, D.C. 20549-0102.

YOU SHOULD RELY ONLY ON THE INFORMATION CONTAINED IN THIS PROSPECTUS WHEN DECIDING WHETHER TO INVEST. NO ONE IS AUTHORIZED TO PROVIDE YOU WITH INFORMATION THAT IS DIFFERENT.

Investment Company Act File #811-10487
Code #HWF-PABC-0802
Stephens Inc., Distributor
Member NYSE/SIPC
Stephens Inc. is an affiliate of the Advisor

[HOTCHKIS AND WILEY FUNDS LOGO]

725 SOUTH FIGUEROA STREET, 39th Floor
LOS ANGELES, CALIFORNIA 90017-5439
www.hwcm.com
1.866.493.8637

                       STATEMENT OF ADDITIONAL INFORMATION

                            HOTCHKIS AND WILEY FUNDS

    725 South Figueroa Street, 39th Floor, Los Angeles, California 90017-5439
                    Phone No. 1-866-HW-FUNDS (1-866-493-8637)

                                 ---------------

     Hotchkis and Wiley Large Cap Value Fund ("Large Cap Value Fund"), Hotchkis and Wiley Mid-Cap Value Fund ("Mid-Cap Value Fund") and Hotchkis and Wiley Small Cap Value Fund ("Small Cap Value Fund") (each, a "Fund" and collectively, the "Funds") are funds of Hotchkis and Wiley Funds (the "Trust"). The Trust is a diversified, open-end, management investment company which is organized as a Delaware business trust. The investment objective of the Large Cap Value Fund is current income and long-term growth of income, as well as capital appreciation. The Large Cap Value Fund normally invests at least 80% of its net assets plus borrowings for investment purposes in common stocks of large capitalization U.S. companies. The investment objective of the Mid-Cap Value Fund is capital appreciation. The Mid-Cap Value Fund normally invests at least 80% of its net assets plus borrowings for investment purposes in common stocks of mid capitalization U.S. companies. The investment objective of the Small Cap Value Fund is capital appreciation. The Small Cap Value Fund normally invests at least 80% of its net assets plus borrowings for investment purposes in common stocks of small capitalization U.S. companies. No assurance can be given that the investment objective of any Fund will be realized. For more information on the Funds' investment objectives and policies, see "Description of the Funds, Their Investments and Risks." Hotchkis and Wiley Capital Management, LLC (the "Advisor") is the investment advisor to the Funds.

     Each Fund offers four classes of shares, with each class of shares having a different combination of sales charges, ongoing fees and other features. These alternatives permit an investor to choose the method of purchasing shares that the investor believes is most beneficial given the amount of the purchase, the length of time the investor expects to hold the shares and other relevant circumstances. See "Purchase of Shares."

                                 ---------------

     This Statement of Additional Information is not a prospectus and should be read in conjunction with the prospectuses dated August 28, 2002 for the Funds' Class I shares and the Funds' Class A, Class B and Class C shares (each, a "Prospectus"). The Prospectuses have been filed with the Securities and Exchange Commission (the "Commission") and can be obtained, without charge, by calling the Funds at 1-866-HW-FUNDS (1-866-493-8637) or your financial consultant or other financial intermediary, or by writing to the Funds at U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, Milwaukee, WI 53202. The Prospectuses are incorporated by reference into this Statement of Additional Information, and this Statement of Additional Information is incorporated by reference into the Prospectuses. The Funds' audited financial statements are incorporated into this Statement of Additional Information by reference to their Annual Report for the fiscal year ended June 30, 2002. You may request a copy of the Annual Report at no charge by calling 1-866-HW-FUNDS (1-866-493-8637).

                                 ---------------

              HOTCHKIS AND WILEY CAPITAL MANAGEMENT, LLC -- ADVISOR
                          STEPHENS INC. -- DISTRIBUTOR

                                 ---------------

    The date of this Statement of Additional Information is August 28, 2002.

                                TABLE OF CONTENTS

                                                                        PAGE
Trust History                                                            2
Description of the Funds, Their Investments and Risks                    2
  Investment Restrictions                                                2
  Repurchase Agreements                                                  3
  Bonds                                                                  3
  U.S. Government Securities                                             3
  Corporate Debt Securities                                              4
  Convertible Securities                                                 4
  Derivative Instruments                                                 4
  Foreign Securities                                                     8
  Foreign Currency Options and Related Risks                             8
  Forward Foreign Currency Exchange Contracts                            9
  Foreign Investment Risks                                              10
  Swap Agreements                                                       11
  Illiquid Securities                                                   11
  Borrowing                                                             12
  When-Issued Securities                                                12
  Real Estate Investment Trusts                                         12
  Shares of Other Investment Companies                                  13
  Limited Partnerships                                                  13
  Short Sales Against-the-Box                                           13
  Corporate Loans                                                       13
  Temporary Defensive Position                                          13
Management                                                              13
  Compensation of Trustees                                              16
  Investment Advisory Agreements                                        16
  Principal Underwriter and Administrator                               18
  Codes of Ethics                                                       18
  Portfolio Transactions and Brokerage                                  18
Purchase of Shares                                                      20
  Initial Sales Charge Alternative-- Class A Shares                     20
  Reduced Initial Sales Charges                                         20
  Deferred Sales Charge Alternatives-- Class B and Class C Shares       21
  Distribution Plan                                                     23
  Limitations on the Payment of Deferred Sales Charges                  24
  Anti-Money Laundering                                                 24
Redemption of Shares                                                    24
Pricing of Shares                                                       25
  Determination of Net Asset Value                                      25
  Computation of Offering Price Per Share                               27
Dividends and Tax Status                                                27
Performance Data                                                        29
General Information                                                     31
  Description of Shares                                                 31
  Issuance of Fund Shares for Securities                                32
  Redemption in Kind                                                    32
  Independent Auditors                                                  32
  Custodian                                                             33
  Transfer Agent                                                        33
  Legal Counsel                                                         33
  Reports to Shareholders                                               33
  Shareholder Inquiries                                                 33
  Additional Information                                                33
  Principal Holders                                                     33
Financial Statements                                                    35
Appendix-- Description of Ratings                                       36

                                  TRUST HISTORY

     The Trust was formed on July 23, 2001 as a Delaware business trust. The Trust is a diversified, open-end, management investment company currently consisting of three separate diversified series: the Large Cap Value Fund, the Mid-Cap Value Fund and the Small Cap Value Fund. The Funds were organized to acquire the assets and liabilities of Mercury HW Large Cap Value Fund, Mercury HW Mid-Cap Value Fund and Mercury HW Small Cap Value Fund, each a series of the Mercury HW Funds (the "Predecessor Funds"). The assets and liabilities of the Predecessor Funds were transferred to the respective Funds in exchange for shares of the Funds and the Funds are the accounting survivors of this reorganization.


              DESCRIPTION OF THE FUNDS, THEIR INVESTMENTS AND RISKS

     The investment objective of the Large Cap Value Fund is current income and long-term growth of income, as well as capital appreciation.

     The investment objective of the Mid-Cap Value Fund and the Small Cap Value Fund is capital appreciation.

INVESTMENT RESTRICTIONS

     Each Fund has adopted the following restrictions (in addition to their investment objectives) as fundamental policies, which may not be changed without the favorable vote of the holders of a "majority" of that Fund's outstanding voting securities, as defined in the Investment Company Act of 1940 (the "1940 Act"). Under the 1940 Act, the vote of the holders of a "majority" of a Fund's outstanding voting securities means the vote of the holders of the lesser of (1) 67% of the shares of the Fund represented at a meeting at which the holders of more than 50% of its outstanding shares are represented or (2) more than 50% of the outstanding shares.

     Except as noted, none of the Funds may:

     1. Purchase any security, other than obligations of the U.S. government, its agencies, or instrumentalities ("U.S. government securities"), if as a result: (i) with respect to 75% of its total assets, more than 5% of the Fund's total assets (determined at the time of investment) would then be invested in securities of a single issuer; or (ii) 25% or more of the Fund's total assets (determined at the time of investment) would be invested in one or more issuers having their principal business activities in a single industry.

     2. Purchase securities on margin (but any Fund may obtain such short-term credits as may be necessary for the clearance of transactions), provided that the deposit or payment by a Fund of initial or maintenance margin in connection with futures or options is not considered the purchase of a security on margin.

     3. Make short sales of securities or maintain a short position, unless at all times when a short position is open it owns an equal amount of such securities or securities convertible into or exchangeable, without payment of any further consideration, for securities of the same issue as, and equal in amount to, the securities sold short (short sale against-the-box), and unless not more than 25% of the Fund's net assets (taken at current value) is held as collateral for such sales at any one time.

     4. Issue senior securities, borrow money or pledge its assets except that any Fund may borrow from a bank for temporary or emergency purposes in amounts not exceeding 10% (taken at the lower of cost or current value) of its total assets (not including the amount borrowed) and pledge its assets to secure such borrowings; none of the Funds will purchase any additional portfolio securities while such borrowings are outstanding.

     5. Purchase any security (other than U.S. government securities) if as a result, with respect to 75% of the Fund's total assets, the Fund would then hold more than 10% of the outstanding voting securities of an issuer.

     6. Purchase or sell commodities or commodity contracts or real estate or interests in real estate, although it may purchase and sell securities which are secured by real estate and securities of companies which invest or deal in real estate. (For the purposes of this restriction, forward foreign currency exchange contracts are not deemed to be commodities or commodity contracts.)

     7. Act as underwriter except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal securities laws.

     8.  Make investments for the purpose of exercising control or management.

     9.  Make loans, except through repurchase agreements.

Any percentage limitation on a Fund's investments is determined when the investment is made, unless otherwise noted.

     A Fund will provide 60 days' prior written notice to shareholders of a change in that Fund's non-fundamental policy of investing at least 80% of its net assets plus borrowings for investment purposes in the type of investments suggested by the Fund's name.

REPURCHASE AGREEMENTS

     The Small Cap Value Fund may purchase debt securities maturing more than one year from the date of purchase only if they are purchased subject to repurchase agreements. The Large Cap Value Fund and the Mid-Cap Value Fund have no such restriction on maturities of portfolio securities. A repurchase agreement is an agreement where the seller agrees to repurchase a security from a Fund at a mutually agreed-upon time and price. The period of maturity is usually quite short, possibly overnight or a few days, although it may extend over a number of months. The resale price is more than the purchase price, reflecting an agreed-upon rate of return effective for the period of time a Fund's money is invested in the repurchase agreement. A Fund's repurchase agreements will at all times be fully collateralized in an amount at least equal to the resale price. The instruments held as collateral are valued daily, and if the value of those instruments declines, a Fund will require additional collateral. In the event of a default, insolvency or bankruptcy by a seller, the Fund will promptly seek to liquidate the collateral. In such circumstances, the Fund could experience a delay or be prevented from disposing of the collateral. To the extent that the proceeds from any sale of such collateral upon a default in the obligation to repurchase are less than the repurchase price, the Fund will suffer a loss.

BONDS

     The term "bond" or "bonds" as used in the Prospectuses and this Statement of Additional Information is intended to include all manner of fixed-income securities, debt securities and other debt obligations unless specifically defined or the context requires otherwise.

U.S. GOVERNMENT SECURITIES

     U.S. government agencies or instrumentalities which issue or guarantee securities include the Federal National Mortgage Association, Government National Mortgage Association, Federal Home Loan Banks, Federal Home Loan Mortgage Corporation, Federal Intermediate Credit Banks, Federal Land Banks, Tennessee Valley Authority, Inter-American Development Bank, Asian Development Bank, Student Loan Marketing Association and the International Bank for Reconstruction and Development.

     Except for U.S. Treasury securities, obligations of U.S. government agencies and instrumentalities may or may not be supported by the full faith and credit of the United States. Some are backed by the right of the issuer to borrow from the Treasury; others by discretionary authority of the U.S. government to purchase the agencies' obligations; while still others, such as the Student Loan Marketing Association, are supported only by the credit of the instrumentality. In the case of securities not backed by the full faith and credit of the United States, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitment. Each Fund will invest in securities of such instrumentality only when the Advisor is satisfied that the credit risk with respect to any instrumentality is acceptable.

     The Funds may invest in component parts of U.S. Treasury notes or bonds, namely, either the corpus (principal) of such Treasury obligations or one of the interest payments scheduled to be paid on such obligations. These obligations may take the form of (1) Treasury obligations from which the interest coupons have been stripped; (2) the interest coupons that are stripped; (3) book-entries at a Federal Reserve member bank representing ownership of Treasury obligation components; or (4) receipts evidencing the component parts (corpus or coupons) of Treasury obligations that have not actually been stripped. Such receipts evidence ownership of component parts of Treasury obligations (corpus or coupons) purchased by a third party (typically an investment banking firm) and held on behalf of the third party in physical or book-entry form by a major commercial bank or trust company pursuant to a custody agreement with the third party. These custodial receipts are known by various names, including "Treasury Receipts," "Treasury Investment Growth Receipts" ("TIGRs") and "Certificates of Accrual on Treasury Securities" ("CATS"), and are not issued by the U.S. Treasury; therefore they are not U.S. government securities, although the underlying bonds represented by these receipts are debt obligations of the U.S. Treasury.

CORPORATE DEBT SECURITIES

     A Fund's investments in corporate debt securities of domestic or foreign issuers are limited to corporate debt securities (corporate bonds, debentures, notes and other similar corporate debt instruments) which meet the minimum ratings criteria set forth for the Fund, or, if unrated, are in the Advisor's opinion comparable in quality to corporate debt securities in which the Fund may invest. The rate of return or return of principal on some debt obligations may be linked or indexed to the level of exchange rates between the U.S. dollar and a foreign currency or currencies.

CONVERTIBLE SECURITIES

     The Funds may invest in convertible securities of domestic or foreign issuers rated investment grade (any of the four highest grades) by a major rating agency or, if unrated, of comparable quality in the Advisor's opinion. The Mid-Cap Value Fund and Small Cap Value Fund also may invest up to 5% of their respective total assets in convertible securities rated below investment grade, but not below B, or, if unrated, of comparable quality in the Advisor's opinion. A convertible security is a fixed-income security (a bond or preferred stock) which may be converted at a stated price within a specified period of time into a certain quantity of common stock or other equity securities of the same or a different issuer. Convertible securities rank senior to common stock in a corporation's capital structure but are usually subordinated to similar non-convertible securities. While providing a fixed-income stream (generally higher in yield than the income derivable from common stock but lower than that afforded by a similar non-convertible security), a convertible security also affords an investor the opportunity, through its conversion feature, to participate in the capital appreciation attendant upon a market price advance in the convertible security's underlying common stock.

     In general, the market value of a convertible security is at least the higher of its "investment value" (that is, its value as a fixed-income security) or its "conversion value" (that is, its value upon conversion into its underlying stock). As a fixed-income security, a convertible security tends to increase in market value when interest rates decline and tends to decrease in value when interest rates rise. However, the price of a convertible security is also influenced by the market value of the security's underlying common stock. The price of a convertible security tends to increase as the market value of the underlying stock rises, whereas it tends to decrease as the market value of the underlying stock declines. While no securities investment is without some risk, investments in convertible securities generally entail less risk than investments in the common stock of the same issuer.

DERIVATIVE INSTRUMENTS

     To the extent consistent with their investment objectives and policies and the investment restrictions listed in this Statement of Additional Information, the Funds may purchase and write call and put options on securities, securities indexes and on foreign currencies and enter into futures contracts and use options on futures contracts. The Funds also may enter into swap agreements with respect to foreign currencies, interest rates and securities indexes. The Funds may use these techniques to hedge against changes in interest rates, foreign currency exchange rates, or securities prices or as part of their overall investment strategies. Each Fund will mark as segregated cash or other liquid, unencumbered assets, marked-to-market daily (or, as permitted by applicable regulation, enter into certain offsetting positions), to cover its obligations under forward contracts, futures contracts, swap agreements and options to avoid leveraging of the Fund.


     OPTIONS ON SECURITIES AND ON SECURITIES INDEXES. A Fund may purchase put options on securities to protect holdings in an underlying or related security against a substantial decline in market value. A Fund may purchase call options on securities to protect against substantial increases in prices of securities the Fund intends to purchase pending its ability to invest in such securities in an orderly manner. A Fund may sell put or call options it has previously purchased, which could result in a net gain or loss depending on whether the amount realized on the sale is more or less than the premium and other transaction costs paid on the put or call option which is sold. A Fund may write a call or put option only if the option is "covered" by the Fund holding a position in the underlying securities or by other means which would permit immediate satisfaction of the Fund's obligation as writer of the option. Prior to exercise or expiration, an option may be closed out by an offsetting purchase or sale of an option of the same series.


     The purchase and writing of options involve certain risks. During the option period, the covered call writer has, in return for the premium on the option, given up the opportunity to profit from a price increase in the underlying securities above the exercise price, but, as long as its obligation as a writer continues, has retained the risk of loss should the price of the underlying securities decline. The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying securities at the exercise price. If a put or call option purchased by the Fund is not sold when it has remaining value, and if the market price of the underlying security, in the case of a put, remains equal to or greater than the exercise price or, in the case of a call, remains less than or equal to the exercise price, the Fund will lose its entire investment in the option. Also, where a put or call option on a particular security is purchased to hedge against price movements in a related security, the price of the put or call option may move more or less than the price of the related security. There can be no assurance that a liquid market will exist when a Fund seeks to close out an option position. Furthermore, if trading restrictions or suspensions are imposed on the options markets, a Fund may be unable to close out a position.

     There are several risks associated with transactions in options on securities and on indexes. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events.

     There can be no assurance that a liquid market will exist when a Fund seeks to close out an option position. If a Fund were unable to close out an option that it had purchased on a security, it would have to exercise the option in order to realize any profit or the option may expire worthless. If a Fund were unable to close out a covered call option that it had written on a security, it would not be able to sell the underlying security unless the option expired without exercise. As the writer of a covered call option, a Fund forgoes, during the option's life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the exercise price of the call.

     If trading were suspended in an option purchased by a Fund, the Fund would not be able to close out the option. If restrictions on exercise were imposed, the Fund might be unable to exercise an option it had purchased. Except to the extent that a call option on an index written by the Fund is covered by an option on the same index purchased by the Fund, movements in the index may result in a loss to the Fund; however, such losses may be mitigated by changes in the value of the Fund's securities during the period the option was outstanding.

     FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS. A Fund may use interest rate, foreign currency or index futures contracts, as specified for that Fund in the prospectuses and if permitted by its investment restrictions. An interest rate, foreign currency or index futures contract provides for the future sale by one party and purchase by another party of a specified quantity of a financial instrument, foreign currency or the cash value of an index at a specified price and time. A futures contract on an index is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. Although the value of an index might be a function of the value of certain specified securities, no physical delivery of these securities is made.

     A Fund may purchase and write call and put options on futures. Options on futures possess many of the same characteristics as options on securities and indexes (discussed above). An option on a futures contract gives the holder the right, in return for the premium paid, to assume a long position (call) or short position (put) in a futures contract at a specified exercise price at any time during the period of the option. Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true.

     Each Fund will use futures contracts and options on futures contracts in accordance with the rules of the Commodity Futures Trading Commission ("CFTC"). For example, a Fund might use futures contracts to hedge against anticipated changes in interest rates that might adversely affect either the value of the Fund's securities or the price of the securities which the Fund intends to purchase. A Fund's hedging activities may include sales of futures contracts as an offset against the effect of expected increases in interest rates, and purchases of futures contracts as an offset against the effect of expected declines in interest rates. Although other techniques could be used to reduce that Fund's exposure to interest rate fluctuations, the Fund may be able to hedge its exposure more effectively and perhaps at a lower cost by using futures contracts and options on futures contracts.

     A Fund will only enter into futures contracts and options on futures contracts which are standardized and traded on a U.S. or foreign exchange, board of trade, or similar entity, or quoted on an automated quotation system.

     When a purchase or sale of a futures contract is made by a Fund, the Fund is required to deposit with its custodian (or broker, if legally permitted) a specified amount of cash or U.S. government securities ("initial margin"). The margin required for a futures contract is set by the exchange on which the contract is traded and may be modified during the term of the contract. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract which is returned to the Fund upon termination of the contract, assuming all contractual obligations have been satisfied. Each Fund expects to earn interest income on its initial margin deposits. A futures contract held by a Fund is valued daily at the official settlement price of the exchange on which it is traded. Each day the Fund pays or receives cash, called "variation margin", equal to the daily change in value of the futures contract. This process is known as "marking to market". Variation margin does not represent a borrowing or loan by a Fund but is instead a settlement between the Fund and the broker of the amount one would owe the other if the futures contract expired. In computing daily net asset value, each Fund will mark to market its open futures positions.

     A Fund is also required to deposit and maintain margin with respect to put and call options on futures contracts written by it. Such margin deposits will vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option, and other futures positions held by the Fund.

     Although some futures contracts call for making or taking delivery of the underlying securities, generally these obligations are closed out prior to delivery by offsetting purchases or sales of matching futures contracts (same exchange, underlying security or index and delivery month). If an offsetting purchase price is less than the original sale price, the Fund realizes a capital gain, or if it is more, the Fund realizes a capital loss. Conversely, if an offsetting sale price is more than the original purchase price, the Fund realizes a capital gain, or if it is less, the Fund realizes a capital loss. The transaction costs must also be included in these calculations.

     LIMITATIONS ON USE OF FUTURES AND OPTIONS THEREON. When purchasing a futures contract, a Fund will mark as segregated (and mark-to-market on a daily basis) cash or other liquid, unencumbered assets that, when added to the amounts deposited with a futures commission merchant as margin, are equal to the market value of the futures contract. Alternatively, the Fund may "cover" its position by purchasing a put option on the same futures contract with a strike price as high or higher than the price of the contract held by the Fund.

     When selling a futures contract, a Fund will mark as segregated (and mark-to-market on a daily basis) liquid assets that, when added to the amount deposited with a futures commission merchant as margin, are equal to the market value of the instruments underlying the contract. Alternatively, the Fund may "cover" its position by owning the instruments underlying the contract (or, in the case of an index futures contract, a portfolio with a volatility substantially similar to that of the index on which the futures contract is based), or by holding a call option permitting the Fund to purchase the same futures contract at a price no higher than the price of the contract written by the Fund (or at a higher price if the difference is maintained in liquid assets with the Trust's custodian).

     When selling a call option on a futures contract, a Fund will mark as segregated (and mark-to-market on a daily basis) cash or other liquid, unencumbered assets that, when added to the amounts deposited with a futures commission merchant as margin, equal the total market value of the futures contract underlying the call option. Alternatively, the Fund may cover its position by entering into a long position in the same futures contract at a price no higher than the strike price of the call option, by owning the instruments underlying the futures contract, or by holding a separate call option permitting the Fund to purchase the same futures contract at a price not higher than the strike price of the call option sold by the Fund.

     When selling a put option on a futures contract, a Fund will mark as segregated (and mark-to-market on a daily basis) cash or other liquid, unencumbered assets that equal the purchase price of the futures contract, less any margin on deposit. Alternatively, the Fund may cover the position either by entering into a short position in the same futures contract, or by owning a separate put option permitting it to sell the same futures contract so long as the strike price of the purchased put option is the same or higher than the strike price of the put option sold by the Fund.

     In order to comply with current applicable regulations of the CFTC pursuant to which the Trust avoids being deemed a "commodity pool operator," the Funds are limited in their futures trading activities to positions which constitute "bona fide hedging" positions within the meaning and intent of applicable CFTC rules, or to non-hedging positions for which the aggregate initial margin and premiums will not exceed 5% of the liquidation value of the Fund's assets.


     RISK FACTORS IN FUTURES TRANSACTIONS AND OPTIONS. Investment in futures contracts involves the risk of imperfect correlation between movements in the price of the futures contract and the price of the security being hedged. The hedge will not be fully effective when there is imperfect correlation between the movements in the prices of two financial instruments. For example, if the price of the futures contract moves more than the price of the hedged security, a Fund will experience either a loss or gain on the futures contract which is not completely offset by movements in the price of the hedged securities. To compensate for imperfect correlations, the Fund may purchase or sell futures contracts in a greater dollar amount than the hedged securities if the volatility of the hedged securities is historically greater than the volatility of the futures contracts. Conversely, the Fund may purchase or sell fewer futures contracts if the volatility of the price of the hedged securities is historically less than that of the futures contracts.


     The particular securities comprising the index underlying the index financial futures contract may vary from the securities held by a Fund. As a result, the Fund's ability to hedge effectively all or a portion of the value of its securities through the use of such financial futures contracts will depend in part on the degree to which price movements in the index underlying the financial futures contract correlate with the price movements of the securities held by the Fund. The correlation may be affected by disparities in the Fund's investments as compared to those comprising the index and general economic or political factors. In addition, the correlation between movements in the value of the index may be subject to change over time as additions to and deletions from the index alter its structure. The trading of futures contracts also is subject to certain market risks, such as inadequate trading activity, which could at times make it difficult or impossible to liquidate existing positions.

     Each Fund expects to liquidate a majority of the futures contracts it enters into through offsetting transactions on the applicable contract market. There can be no assurance, however, that a liquid secondary market will exist for any particular futures contract at any specific time. Thus, it may not be possible to close out a futures position. In the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin. In such situations, if the Fund has insufficient cash, it may be required to sell portfolio securities to meet daily variation margin requirements at a time when it may be disadvantageous to do so. The inability to close out futures positions also could have an adverse impact on the Fund's ability to hedge effectively its investments. The liquidity of a secondary market in a futures contract may be adversely affected by "daily price fluctuation limits" established by commodity exchanges which limit the amount of fluctuation in a futures contract price during a single trading day. Once the daily limit has been reached in the contract, no trades may be entered into at a price beyond the limit, thus preventing the liquidation of open futures positions. Prices have in the past moved beyond the daily limit on a number of consecutive trading days. A Fund will enter into a futures position only if, in the judgment of the Advisor, there appears to be an actively traded secondary market for such futures contracts.

     The successful use of transactions in futures and related options also depends on the ability of the Advisor to forecast correctly the direction and extent of interest rate movements within a given time frame. To the extent interest rates remain stable during the period in which a futures contract or option is held by a Fund or such rates move in a direction opposite to that anticipated, the Fund may realize a loss on a hedging transaction which is not fully or partially offset by an increase in the value of portfolio securities. As a result, the Fund's total return for such period may be less than if it had not engaged in the hedging transaction.

     Because of low initial margin deposits made upon the opening of a futures position, futures transactions involve substantial leverage. As a result, relatively small movements in the price of the futures contracts can result in substantial unrealized gains or losses. There is also the risk of loss by a Fund of margin deposits in the event of the bankruptcy of a broker with whom the Fund has an open position in a financial futures contract.

     The amount of risk a Fund assumes when it purchases an option on a futures contract is the premium paid for the option plus related transaction costs. In addition to the correlation risks discussed above, the purchase of an option on a futures contract also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option purchased.

FOREIGN SECURITIES

     The Funds may invest in American Depositary Receipts ("ADRs"), other securities convertible into securities of issuers based in foreign countries or other foreign securities. These securities may not necessarily be denominated in the same currency as the securities into which they may be converted. ADRs are receipts, usually issued by a U.S. bank or trust company, evidencing ownership of the underlying securities. Generally, ADRs are issued in registered form, denominated in U.S. dollars, and are designed for use in the U.S. securities markets.

FOREIGN CURRENCY OPTIONS AND RELATED RISKS

     The Funds may take positions in options on foreign currencies to hedge against the risk of foreign exchange rate fluctuations on foreign securities the Funds hold in their portfolios or intend to purchase. For example, if a Fund were to enter into a contract to purchase securities denominated in a foreign currency, it could effectively fix the maximum U.S. dollar cost of the securities by purchasing call options on that foreign currency. Similarly, if a Fund held securities denominated in a foreign currency and anticipated a decline in the value of that currency against the U.S. dollar, it could hedge against such a decline by purchasing a put option on the currency involved. The markets in foreign currency options are relatively new, and a Fund's ability to establish and close out positions in such options is subject to the maintenance of a liquid secondary market. There can be no assurance that a liquid secondary market will exist for a particular option at any specific time. In addition, options on foreign currencies are affected by all of those factors that influence foreign exchange rates and investments generally.

     The quantities of currencies underlying option contracts represent odd lots in a market dominated by transactions between banks, and as a result extra transaction costs may be incurred upon exercise of an option.

     There is no systematic reporting of last sale information for foreign currencies or any regulatory requirement that quotations be firm or revised on a timely basis. Quotation information is generally representative of very large transactions in the interbank market and may not reflect smaller transactions where rates may be less favorable. Option markets may be closed while round-the-clock interbank currency markets are open, and this can create price and rate discrepancies.


     RISKS OF OPTIONS TRADING. The Funds may effectively terminate their rights or obligations under options by entering into closing transactions. Closing transactions permit a Fund to realize profits or limit losses on its options positions prior to the exercise or expiration of the option. The value of a foreign currency option depends on the value of the underlying currency relative to the U.S. dollar. Other factors affecting the value of an option are the time remaining until expiration, the relationship of the exercise price to market price, the historical price volatility of the underlying currency and general market conditions. As a result, changes in the value of an option position may have no relationship to the investment merit of a foreign security. Whether a profit or loss is realized on a closing transaction depends on the price movement of the underlying currency and the market value of the option.


     Options normally have expiration dates of up to nine months. The exercise price may be below, equal to or above the current market value of the underlying currency. Options that expire unexercised have no value, and a Fund will realize a loss of any premium paid and any transaction costs. Closing transactions may be effected only by negotiating directly with the other party to the option contract, unless a secondary market for the options develops. Although the Funds intend to enter into foreign currency options only with dealers which agree to enter into, and which are expected to be capable of entering into, closing transactions with the Funds, there can be no assurance that a Fund will be able to liquidate an option at a favorable price at any time prior to expiration. In the event of insolvency of the counter-party, a Fund may be unable to liquidate a foreign currency option. Accordingly, it may not be possible to effect closing transactions with respect to certain options, with the result that a Fund would have to exercise those options that it had purchased in order to realize any profit.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

     The Funds may use forward contracts to protect against uncertainty in the level of future exchange rates. The Funds will not speculate with forward contracts or foreign currency exchange rates.

     A Fund may enter into forward contracts with respect to specific transactions. For example, when a Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, or when a Fund anticipates the receipt in a foreign currency of dividend or interest payments on a security that it holds, the Fund may desire to "lock in" the U.S. dollar price of the security or the U.S. dollar equivalent of the payment, by entering into a forward contract for the purchase or sale, for a fixed amount of U.S. dollars or foreign currency, of the amount of foreign currency involved in the underlying transaction. A Fund will thereby be able to protect itself against a possible loss resulting from an adverse change in the relationship between the currency exchange rates during the period between the date on which the security is purchased or sold, or on which the payment is declared, and the date on which such payments are made or received.

     A Fund also may use forward contracts in connection with portfolio positions to lock in the U.S. dollar value of those positions, to increase the Fund's exposure to foreign currencies that the Advisor believes may rise in value relative to the U.S. dollar or to shift the Fund's exposure to foreign currency fluctuations from one country to another. For example, when the Advisor believes that the currency of a particular foreign country may suffer a substantial decline relative to the U.S. dollar or another currency, it may enter into a forward contract to sell the amount of the former foreign currency approximating the value of some or all of the Fund's portfolio securities denominated in such foreign currency. This investment practice generally is referred to as "cross-hedging" when another foreign currency is used.

     The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. Accordingly, it may be necessary for a Fund to purchase additional foreign currency on the spot (that is, cash) market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency the Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security if its market value exceeds the amount of foreign currency the Fund is obligated to deliver. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. Forward contracts involve the risk that anticipated currency movements will not be accurately predicted, causing the Fund to sustain losses on these contracts and transaction costs. A Fund may enter into forward contracts or maintain a net exposure to such contracts only if (1) the consummation of the contracts would not obligate the Fund to deliver an amount of foreign currency in excess of the value of the Fund's portfolio securities or other assets denominated in that currency, or (2) the Fund maintains in a segregated account cash, U.S. government securities, equity securities or other liquid, unencumbered assets, marked-to-market daily, in an amount not less than the value of the Fund's total assets committed to the consummation of the contracts. Under normal circumstances, consideration of the prospect for currency parities will be incorporated into the longer term investment decisions made with regard to overall diversification strategies. However, the Advisor believes it is important to have the flexibility to enter into such forward contracts when it determines that the best interests of the Fund will be served.

     At or before the maturity date of a forward contract that requires a Fund to sell a currency, the Fund may either sell a portfolio security and use the sale proceeds to make delivery of the currency or retain the security and offset its contractual obligation to deliver the currency by purchasing a second contract pursuant to which the Fund will obtain, on the same maturity date, the same amount of the currency that it is obligated to deliver. Similarly, a Fund may close out a forward contract requiring it to purchase a specified currency by entering into a second contract entitling it to sell the same amount of the same currency on the maturity date of the first contract. The Fund would realize a gain or loss as a result of entering into such an offsetting forward contract under either circumstance to the extent the exchange rate between the currencies involved moved between the execution dates of the first and second contracts.

     The cost to the Fund of engaging in forward contracts varies with factors such as the currencies involved, the length of the contract period and the market conditions then prevailing. Because forward contracts are usually entered into on a principal basis, no fees or commissions are involved. The use of forward contracts does not eliminate fluctuations in the prices of the underlying securities the Fund owns or intends to acquire, but it does fix a rate of exchange in advance. In addition, although forward contracts limit the risk of loss due to a decline in the value of the hedged currencies, at the same time they limit any potential gain that might result should the value of the currencies increase.

     Although the Funds value their assets daily in terms of U.S. dollars, they do not intend to convert holdings of foreign currencies into U.S. dollars on a daily basis. The Funds may convert foreign currency from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to a Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer.

FOREIGN INVESTMENT RISKS


     FOREIGN MARKET RISK. Each Fund may invest a portion of its assets in foreign securities. Foreign security investment involves special risks not present in U.S. investments that can increase the chances that a Fund will lose money.


     FOREIGN ECONOMY RISK. The economies of certain foreign markets often do not compare favorably with that of the United States with respect to such issues as growth of gross national product, reinvestment of capital, resources, and balance of payments position. Certain such economies may rely heavily on particular industries or foreign capital and are more vulnerable to diplomatic developments, the imposition of economic sanctions against a particular country or countries, changes in international trading patterns, trade barriers, and other protectionist or retaliatory measures. Investments in foreign markets may also be adversely affected by governmental actions such as the imposition of capital controls, nationalization of companies or industries, expropriation of assets, or the imposition of punitive taxes. In addition, the governments of certain countries may prohibit or impose substantial restrictions on foreign investing in their capital markets or in certain industries. Any of these actions could severely affect security prices, impair a Fund's ability to purchase or sell foreign securities or otherwise adversely affect a Fund's operations. Other foreign market risks include difficulties in pricing securities, defaults on foreign government securities, difficulties in enforcing favorable legal judgments in foreign courts, and political and social instability. Legal remedies available to investors in certain foreign countries may be less extensive than those available to investors in the United States or other foreign countries.



     GOVERNMENTAL SUPERVISION AND REGULATION/ACCOUNTING STANDARDS. Many foreign governments supervise and regulate stock exchanges, brokers and the sale of securities less than the U.S. government does. Some countries may not have laws to protect investors the way that the United States securities laws do. Accounting standards in other countries are not necessarily the same as in the United States. If the accounting standards in another country do not require as much disclosure or detail as U.S. accounting standards, it may be harder for a Fund's portfolio managers to completely and accurately determine a company's financial condition.

     Dividends or interest on, or proceeds from the sale of, foreign securities may be subject to foreign withholding taxes, and special U.S. tax considerations may apply.

SWAP AGREEMENTS

     The Funds may enter into interest rate, index and currency exchange rate swap agreements for purposes of attempting to obtain a particular desired return at a lower cost to a Fund than if the Fund had invested directly in an instrument that yielded the desired return. Swap agreements are two party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or "swapped" between the parties are calculated with respect to a "notional amount," i.e., the dollar amount invested at a particular interest rate, in a particular foreign currency, or in a "basket" of securities representing a particular index. The "notional amount" of the swap agreement is only a fictive basis on which to calculate the obligations which the parties to a swap agreement have agreed to exchange. A Fund's obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount"). A Fund's obligations under a swap agreement will be accrued daily (offset against any amounts owing to the Fund) and any accrued but unpaid net amounts owed to a swap counter-party will be covered by marking as segregated cash, U.S. government securities, equity securities or other liquid, unencumbered assets, marked-to-market daily, to avoid any potential leveraging of a Fund's portfolio. A Fund will not enter into a swap agreement with any single party if the net amount owed or to be received under existing contracts with that party would exceed 5% of the Fund's assets.

     Whether a Fund's use of swap agreements will be successful in furthering its investment objective will depend on the Advisor's ability to correctly predict whether certain types of investments are likely to produce greater returns than other investments. Because they are two party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid. Moreover, each Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counter-party. Restrictions imposed by the Internal Revenue Code may limit a Fund's ability to use swap agreements. The swaps market is a relatively new market and is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect a Fund's ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

ILLIQUID SECURITIES

     A Fund may not hold more than 15% of its net assets in illiquid securities. Illiquid securities generally include repurchase agreements which have a maturity of longer than seven days, and securities that are illiquid by virtue of the absence of a readily available market (either within or outside of the United States) or because they have legal or contractual restrictions on resale. Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended ("Securities Act"), securities which are otherwise not readily marketable and repurchase agreements that have a maturity of longer than seven days. Securities which have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemption within seven days. The absence of a trading market can make it difficult to ascertain a market value for illiquid investments. Also market quotations are less readily available. The judgment of the Advisor may at times play a greater role in valuing these securities than in the case of unrestricted securities. A mutual fund might also have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

     In recent years, however, a large institutional market has developed for certain securities that are not registered under the Securities Act including repurchase agreements, commercial paper, foreign securities, municipal securities, convertible securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.

     Rule 144A under the Securities Act allows for a broader institutional trading market for securities otherwise subject to restriction on resale to the general public. Rule 144A established a "safe harbor" from the registration requirements of the Securities Act for resales of certain securities to qualified institutional buyers. The Advisor anticipates that the market for certain restricted securities such as institutional commercial paper and foreign securities will expand further as a result of this regulation and the development of automated systems for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers.

     Restricted securities eligible for resale pursuant to Rule 144A under the Securities Act and commercial paper for which there is a readily available market will not be deemed to be illiquid. The Advisor will monitor the liquidity of such restricted securities subject to the supervision of the Trustees. In reaching liquidity decisions, the Advisor will consider, among others, the following factors: (1) the frequency of trades and quotes for the security; (2) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security; and (4) the nature of the security and the nature of the marketplace trades (for example, the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer). In addition, in order for commercial paper that is issued in reliance on Section 4(2) of the Securities Act to be considered liquid, (1) it must be rated in one of the two highest rating categories by at least two nationally recognized statistical rating organizations ("NRSROs"), or if only one NRSRO rates the securities, by that NRSRO, or, if unrated, be of comparable quality in the view of the Advisor; and
(2) it must not be "traded flat" (that is, without accrued interest) or in default as to principal or interest. Investing in Rule 144A securities could have the effect of increasing the level of Fund illiquidity to the extent that qualified institutional buyers become, for a time, uninterested in purchasing these securities. Repurchase agreements subject to demand are deemed to have a maturity equal to the notice period.

BORROWING

     The Funds may borrow for temporary or emergency purposes in amounts not exceeding 10% of each Fund's total assets. The 1940 Act requires a Fund to maintain continuous asset coverage (that is, total assets including borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed. Borrowing subjects a Fund to interest costs which may or may not be recovered by appreciation of the securities purchased, and can exaggerate the effect on net asset value of any increase or decrease in the market value of a Fund's portfolio. This is the speculative factor known as leverage.

WHEN-ISSUED SECURITIES

     The Funds may purchase securities on a when-issued or delayed-delivery basis, generally in connection with an underwriting or other offering. When-issued and delayed-delivery transactions occur when securities are bought with payment for and delivery of the securities scheduled to take place at a future time, beyond normal settlement dates, generally from 15 to 45 days after the transaction. The price that the Fund is obligated to pay on the settlement date may be different from the market value on that date. While securities may be sold prior to the settlement date, the Funds intend to purchase such securities with the purpose of actually acquiring them, unless a sale would be desirable for investment reasons. At the time the Fund makes a commitment to purchase a security on a when-issued basis, it will record the transaction and reflect the value of the security each day in determining the Fund's net asset value. The Fund will also mark as segregated with its custodian cash, U.S. government securities, equity securities or other liquid, unencumbered assets, marked-to-market daily, equal in value to its obligations for when-issued securities.

REAL ESTATE INVESTMENT TRUSTS

     Each Fund may invest in securities of real estate investment trusts or REITs. Unlike corporations, REITs do not have to pay income taxes if they meet certain Internal Revenue Code requirements. REITs offer investors greater liquidity and diversification than direct ownership of properties, as well as greater income potential than an investment in common stocks. Like any investment in real estate, though, a REIT's performance depends on several factors, such as its ability to find tenants for its properties, to renew leases and to finance property purchases and renovations.

SHARES OF OTHER INVESTMENT COMPANIES

     The Funds can invest in securities of other investment companies except to the extent prohibited by law. Like all equity investments, these investments may go up or down in value. They also may not perform in correlation with a Fund's principal strategies. The Funds will pay additional fees through their investments in other investment companies.

LIMITED PARTNERSHIPS

     The Funds can invest in limited partnership interests.

SHORT SALES AGAINST-THE-BOX

     Each Fund can borrow and sell "short" securities when a Fund also owns an equal amount of those securities (or their equivalent). No more than 25% of a Fund's total assets can be held as collateral for short sales at any one time.

CORPORATE LOANS

     The Funds can invest in corporate loans. Commercial banks and other financial institutions make corporate loans to companies that need capital to grow or restructure. Borrowers generally pay interest on corporate loans at rates that change in response to changes in market interest rates such as the London Interbank Offered Rate ("LIBOR") or the prime rates of U.S. banks. As a result, the value of corporate loan investments is generally less responsive to shifts in market interest rates. Because the trading market for corporate loans is less developed than the secondary market for bonds and notes, a Fund may experience difficulties from time to time in selling its corporate loans. Borrowers frequently provide collateral to secure repayment of these obligations. Leading financial institutions often act as agent for a broader group of lenders, generally referred to as a "syndicate." The syndicate's agent arranges the corporate loans, holds collateral and accepts payments of principal and interest. If the agent developed financial problems, a Fund may not recover its investment, or there might be a delay in the Fund's recovery. By investing in a corporate loan, the Fund becomes a member of the syndicate.

TEMPORARY DEFENSIVE POSITION

     When adverse market or economic conditions indicate to the Advisor that a temporary defensive strategy is appropriate, a Fund may invest all or part of its assets in short-term investment grade debt obligations of the U.S. government, its agencies and instrumentalities, bank certificates of deposit, bankers' acceptances, high quality commercial paper, demand notes and repurchase agreements.

                                   MANAGEMENT

     The Trustees of the Trust consist of four individuals, three of whom are not "interested persons" of the Trust as defined in the 1940 Act (the "non-interested Trustees"). The Trustees oversee the actions of the Funds' Advisor and other service providers and decide upon matters of general policy. The Trustees also review the actions of the Trust's officers, who conduct and supervise the daily business operations of the Funds.


     Each non-interested Trustee is a member of the Trust's Audit Committee (the "Committee"). The principal responsibilities of the Committee are to: (i) recommend to the Board the selection, retention or termination of the Funds' independent auditors; (ii) review with the independent auditors the scope, performance and anticipated cost of their audits; (iii) discuss with the independent auditors certain matters relating to the Funds' financial statements, including any adjustment to such financial statements recommended by the independent auditors, or any other results of any audit; (iv) ensure that the independent auditors submit on a periodic basis a formal written statement with respect to their independence, discuss with the independent auditors any relationships or services disclosed in the statement that may impact the objectivity and independence of the Funds' independent auditors and recommend that the Board take appropriate action in response thereto to satisfy itself of the independent auditors' independence;

and (v) consider the comments of the independent auditors and management's responses thereto with respect to the quality and adequacy of the Funds' accounting and financial reporting policies and practices and internal controls. The Board of the Trust has adopted a written charter for the Committee. The Committee held one meeting during the Trust's last fiscal period.


    Each non-interested Trustee also is a member of the Trust's Nominating Committee. This Committee reviews and nominates candidates to serve as non-interested Trustees. The Nominating Committee will consider shareholder proposals for candidates to serve as non-interested Trustees. Any such proposals should be sent to the Trust in care of the Nominating Committee chairperson. The final recommendation of a prospective non-interested Trustee rests solely with the Nominating Committee. This Committee held no meetings during the Trust's last fiscal period. The non-interested Trustees have retained independent legal counsel to assist them in connection with their duties.


    BIOGRAPHICAL INFORMATION. Certain biographical and other information relating to the non-interested Trustees of the Trust is set forth below, including their ages, their principal occupations for at least the last five years, the length of time served and the total number of portfolios overseen for funds advised by the Advisor.



                                    TERM OF                                           NUMBER OF
                                    OFFICE*                                          PORTFOLIOS
                                    AND                                                IN FUND
                                    LENGTH                                             COMPLEX
                  POSITION HELD     OF TIME     PRINCIPAL OCCUPATION(S) DURING      OVERSEEN BY
  NAME AND AGE    WITH THE TRUST    SERVED            PAST FIVE YEARS                 TRUSTEE         OTHER DIRECTORSHIPS
  -------------  ---------------    -------          -----------------              -----------       -------------------
  Randall H.     Trustee            Trustee    Co-Founder, Director and CEO,        1 registered              None
  Breitenbach                       since      BreitBurn Energy Company (1988--     investment
  (42)                              2001       present); Chairman, Finance          company
                                               Committee, Stanford University       consisting
                                               PIC Endowment (1999-- present).      of 3
                                                                                    portfolios

  Robert L.      Trustee            Trustee    Managing Partner, A.W. Jones Co.     1 registered              None
  Burch III                         since      (investments) (since 1984);          investment
  (68)                              2001       Chairman, Jonathan Mfg. Corp.        company
                                               (slide manufacturing) (since         consisting
                                               1977).                               of 3
                                                                                    portfolios

  John A.G.      Trustee            Trustee    Formerly Partner and Managing        1 registered   Latin American Strategy
  Gavin (71)                        since      Director, Hicks, Muse, Tate &        investment     Board; Apex Mortgage
                                    2001       Furst (Latin America) (private       company        Capital, Inc.; Causeway
                                               equity investment firm) (1994--      consisting     Capital Management Trust;
                                               2001); Chairman, Gamma Holdings      of 3           Ibero-America Media
                                               (international capital and           portfolios     Partners; International
                                               consulting) (since 1968); U.S.                      Wire Corp.; TCW Galileo
                                               Ambassador to Mexico (1981--                        Funds
                                               1986).


* EACH TRUSTEE SERVES UNTIL HIS SUCCESSOR IS ELECTED AND QUALIFIED, OR UNTIL HIS DEATH OR RESIGNATION OR REMOVAL AS PROVIDED IN THE TRUST'S AGREEMENT AND DECLARATION OF TRUST.


    Certain biographical and other information relating to the Trustee who is an "interested person" of the Trust as defined in the 1940 Act (the "interested Trustee") and to the officers of the Trust is set forth below, including their ages, their principal occupations for at least the last five years, the length of time served, the total number of portfolios overseen and public directorships held.

                                        TERM OF                                           NUMBER OF
                      POSITION(S)     OFFICE AND                                       PORTFOLIOS IN
                      HELD WITH THE    LENGTH OF       PRINCIPAL OCCUPATION(S)           FUND COMPLEX           OTHER
  NAME AND AGE           TRUST        TIME SERVED       DURING PAST FIVE YEARS             OVERSEEN         DIRECTORSHIPS
  ------------        -------------   -----------      -----------------------         --------------       -------------
Nancy D.             President and    President**      Chief Operating Officer         1 registered              None
Celick* (51)         Trustee          and Trustee      of the Advisor (since           investment
                                      since 2001       2001); First Vice               company
                                                       President of Merrill            consisting of 3
                                                       Lynch Investment                portfolios
                                                       Advisors, L.P. ("MLIM")
                                                       (2000-- 2001); Director
                                                       of MLIM (1993-- 1999).

Richard H.           Secretary        Secretary        Senior Vice President of        1 registered        Capo Inc.
Blank, Jr. (46)                       since 2001**     Stephens Inc. (since            investment          (distributor of
                                                       1983).                          company             sunglasses);
                                                                                       consisting of 3     Veriplas
                                                                                       portfolios          Containers, Inc.
                                                                                                           (plastic
                                                                                                           containers)

Anna Marie           Treasurer and    Treasurer and    Chief Compliance Officer        1 registered              None
Lopez (34)           Assistant        Assistant        of the Advisor (since           investment
                     Secretary        Secretary        2001); Compliance Officer       company
                                      since 2001**     of MLIM (1997-- 2001).          consisting of 3
                                                                                       portfolios




* MS. CELICK IS AN "INTERESTED PERSON," AS DEFINED IN THE 1940 ACT, OF THE TRUST BASED ON HER POSITION AS CHIEF OPERATING OFFICER OF THE ADVISOR.

**   ELECTED BY AND SERVES AT THE PLEASURE OF THE BOARD OF TRUSTEES OF THE
     TRUST.

*** AS TRUSTEE, MS. CELICK SERVES UNTIL HER SUCCESSOR IS ELECTED AND QUALIFED, OR UNTIL HER DEATH OR RESIGNATION OR REMOVAL AS PROVIDED IN THE TRUST'S AGREEMENT AND DECLARATION OF TRUST.


    The address for all Trustees and officers of the Trust is c/o Hotchkis and Wiley Capital Management, LLC, 725 South Figueroa Street, 39th Floor, Los Angeles, CA 90017, attention: Trust Secretary.


SHARE OWNERSHIP. Information relating to each Trustee's share ownership in the Trust as of December 31, 2001 is set forth in the chart below.


                                                               AGGREGATE DOLLAR RANGE
NAME                                                      OF EQUITY SECURITIES IN THE TRUST
----                                                   ----------------------------------------
INTERESTED TRUSTEE:
                                                       Large Cap Value Fund - $10,001 - $50,000
    Nancy D. Celick                                    Mid-Cap Value Fund - $1 - $10,000
                                                       Small Cap Value Fund - over $100,000

NON-INTERESTED TRUSTEES:

    Randall Breitenbach                                Large Cap Value Fund - None
                                                       Mid-Cap Value Fund - None
                                                       Small Cap Value Fund - None

    Robert L. Burch III                                Large Cap Value Fund - None
                                                       Mid-Cap Value Fund - None
                                                       Small Cap Value Fund - None

    John A. G. Gavin                                   Large Cap Value Fund - None
                                                       Mid-Cap Value Fund - None
                                                       Small Cap Value Fund - $10,001 - $50,000

COMPENSATION OF TRUSTEES

    The Trust does not pay salaries to any of its officers or fees to any of its Trustees affiliated with the Advisor. The Trust pays to each non-interested Trustee, for service to the Trust, a fee of $3,500 per meeting, which includes a $2,000 retainer and $1,500 per in-person Board meeting attended. The Trust reimburses each non-interested Trustee for his out-of-pocket expenses relating to attendance at Board and Committee meetings


    The following table sets forth an estimate of the compensation to be earned by the non-interested Trustees for the current fiscal year.


                                                   PENSION OR RETIREMENT     ESTIMATED ANNUAL      AGGREGATE COMPENSATION
                    POSITION     COMPENSATION FROM  BENEFITS ACCRUED AS       BENEFITS UPON         FROM TRUST AND OTHER
NAME               WITH TRUST          TRUST*      PART OF TRUST EXPENSE        RETIREMENT          ADVISOR ADVISED FUNDS
----               ----------    ----------------- ---------------------     ----------------      ----------------------
Randall
Breitenbach         Trustee              $12,500           None                    None                    $12,500

Robert L. Burch
III                 Trustee              $11,000           None                    None                    $11,000

John A.G.
Gavin               Trustee              $12,500           None                    None                    $12,500


* SINCE THE TRUST HASN'T COMPLETED ITS FIRST YEAR, THESE AMOUNTS ARE ESTIMATED FOR THE CURRENT FISCAL YEAR.


INVESTMENT ADVISORY AGREEMENTS


    The Advisor provides the Funds with management and investment advisory services. Hotchkis and Wiley Capital Management, LLC is located at 725 South Figueroa Street, 39th Floor, Los Angeles, California 90017-5439. The Advisor is a limited liability company the primary members of which are HWCap Holdings, a limited liability company whose members are employees of the Advisor, and Stephens-H&W, a limited liability company whose primary member is Stephens Group, Inc., which is a diversified holding company. The Advisor supervises and arranges the purchase and sale of securities held in the Funds' portfolios and administers the Funds. The Advisor also manages other investment company portfolios and separate investment advisory accounts.




    The Advisor receives a fee, computed daily and payable monthly, at the annual rates presented below as applied to each Fund's daily net assets. The Advisor began receiving fees from the Predecessor Funds under interim advisory agreements that became effective on October 9, 2001. The Advisor has contractually agreed to pay all operating expenses in excess of the annual rates presented below as applied to such Fund's daily net assets through June 30, 2003.


                                                                   LARGE CAP     MID-CAP VALUE      SMALL CAP
                                                                   VALUE FUND         FUND          VALUE FUND
                                                                   ----------    -------------      ----------
     Annual Advisory Rate                                            0.75%            0.75%           0.75%
     Annual cap on expenses - Class I                                1.05%            1.15%           1.25%
     Annual cap on expenses - Class A                                1.30%            1.40%           1.50%
     Annual cap on expenses - Class B                                2.05%            2.15%           2.25%
     Annual cap on expenses - Class C                                2.05%            2.15%           2.25%

    The Funds' former Advisor, Merrill Lynch Investment Managers, L.P. (which is not affiliated with the Advisor), received a fee, computed daily and payable monthly, at the annual rates presented below as applied to each Fund's daily net assets. For the fiscal years ended June 30, 2001 and 2000, the annual cap on expenses was as follows:


                                                                   LARGE CAP     MID-CAP VALUE      SMALL CAP
                                                                   VALUE FUND         FUND          VALUE FUND
                                                                   ----------    -------------      ----------
     Annual Advisory Rate                                            0.75%            0.75%           0.75%
     Annual cap on expenses - Class I                                0.95%            1.15%           1.25%
     Annual cap on expenses - Class A                                1.25%            1.40%           1.50%
     Annual cap on expenses - Class B                                 N/A             2.15%            N/A
     Annual cap on expenses - Class C                                 N/A             2.15%            N/A


    For the periods indicated below, the Advisor, or the Funds' former advisor, earned fees and waived expenses as follows:


                                                                   LARGE CAP     MID-CAP VALUE      SMALL CAP
                                                                   VALUE FUND         FUND          VALUE FUND
                                                                   ----------    -------------      ----------
     Investment advisory fees earned for the fiscal year 2002       $319,097        $484,710         $531,559
     Expenses waived for the fiscal year 2002                       $214,476        $157,292         $57,573
     Investment advisory fees earned for the fiscal year 2001       $381,703        $159,210         $288,574
     Expenses waived for the fiscal year 2001                       $127,193         $93,871         $31,669
     Investment advisory fees earned for the fiscal year 2000       $827,803         $54,806         $288,558
     Expenses waived for the fiscal year 2000                       $77,397          $56,132            -


    Each of the Investment Advisory Agreements provides that the Advisor shall not be liable to the Trust for any error of judgment by the Advisor or for any loss sustained by any of the Funds except in the case of a breach of fiduciary duty with respect to the receipt of compensation for services (in which case any award of damages will be limited as provided in the 1940 Act) or of willful misfeasance, bad faith, gross negligence or reckless disregard of duty.


    DURATION AND TERMINATION: Unless earlier terminated as described below, each Investment Advisory Agreement will continue in effect for two years from the effective date and will remain in effect from year to year thereafter if approved annually (a) by the Board of Trustees of the Trust or by a majority of the outstanding shares of the applicable Fund and (b) by a majority of the Trustees of the Trust who are not parties to the Investment Advisory Agreement or interested persons (as defined in the 1940 Act) of any such party. The Investment Advisory Agreement is not assignable and will automatically terminate in the event of its assignment. In addition, such contract may be terminated by the vote of a majority of the outstanding voting securities of the applicable Fund or by the Advisor without penalty on 60 days'written notice to the other party.


    At the meeting of the Board of Trustees of the Trust held on September 11, 2001, the Board of Trustees initially approved each Investment Advisory Agreement with the Advisor. In connection with their deliberations, the Board reviewed information derived from a number of sources and covering a range of issues. The Board considered the services provided to the Predecessor Funds by the former adviser (whose employees, including the portfolio managers, became employees of the Advisor on October 9, 2001) under former Investment Advisory Agreements, containing virtually identical provisions (other than their inception date, the name of the adviser and the names of the Funds), the services to be provided to the Funds by the Advisor and the personnel who will provide these services. In addition to providing investment advisory services and administrative services, the Advisor and its affiliates provide oversight of fund accounting, marketing services, assistance in meeting legal and regulatory requirements, and other services necessary for the operation of the Trust. The Board also considered the former adviser's costs and the Advisor's estimated costs of providing services, and the direct and indirect benefits to the Advisor from its relationships with the Trust. The benefits considered by the Board included not only the Advisor's compensation for investment advisory services under the Investment Advisory Agreement, but also compensation to be paid to the Advisor or its affiliates for other, non-advisory, services provided to the Trust. In connection with their consideration of the Investment Advisory Agreements, the Trustees compared the advisory fee rate, expense ratios and historical performance of the Predecessor Funds to those of comparable funds. They considered the expense caps to which the Advisor agreed. The Board also reviewed materials supplied by counsel to the Trust that were prepared for use by the Trustees in fulfilling their duties under the 1940 Act and state law.


    Based on the information reviewed and the discussions, the Board of Trustees of the Trust concluded that it was satisfied with the nature and quality of the services provided by the former adviser to the Trust, whose employees would continue to provide services to the Funds as employees of the Advisor, and that the investment advisory fee rate was reasonable in relation to such services. The non-interested Trustees were represented by independent counsel who assisted them in their deliberations.


PRINCIPAL UNDERWRITER AND ADMINISTRATOR


    Stephens Inc., 111 Center Street, Suite 300, Little Rock, Arkansas 72201, an affiliate of the Advisor, is the Funds' distributor (the "Distributor") and makes a continuous offering of the Funds' shares. The Distributor may receive payments under the Distribution Plan described under "Purchase of Shares -- Distribution Plan." Stephens Inc. also is compensated for serving as the Funds' Administrator. For its services as Administrator, Stephens Inc. receives an annual fee at the rate of 0.10% of the Funds' aggregate net assets up to $200 million, 0.09% of the Funds' aggregate net assets for the next $500 million and 0.08% of the Funds' aggregate net assets over $700 million. For the period February 4, 2002 (commencement of the Administration Agreement with Stephens for the Trust) through June 30, 2002, total fees paid by the Funds to the Administrator were as follows:


                                                           LARGE CAP      MID-CAP VALUE      SMALL CAP
                                                           VALUE FUND          FUND         VALUE FUND
                                                           ----------     -------------     ----------
             Period ended June 30, 2002                     $17,621          $34,554          $37,089


CODES OF ETHICS


    The Board of Trustees of the Trust has approved a Code of Ethics under Rule 17j-1 of the 1940 Act that covers the Trust and the Advisor and a Code of Ethics for the Distributor (the "Codes of Ethics"). The Codes of Ethics permit personnel subject to the Codes to invest in securities, including securities that may be purchased or held by a Fund. The protective provisions of the Codes of Ethics prohibit certain investments and limit these personnel from making investments during periods when a Fund is making such investments. The Codes of Ethics are on public file with, and are available from, the Securities and Exchange Commission.

PORTFOLIO TRANSACTIONS AND BROKERAGE



    Subject to policies established by the Board of Trustees of the Trust, the Advisor is primarily responsible for the execution of the Trust's portfolio transactions and the allocation of brokerage. The Advisor does not execute transactions through any particular broker or dealer but seeks to obtain the best net results for the Funds, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution, operational facilities of the firm and the firm's risk and skill in positioning blocks of securities. While the Advisor generally seeks reasonably competitive commission trade execution costs, the Trust does not necessarily pay the lowest spread or commission available.


    Subject to applicable legal requirements, the Advisor may select a broker based partly upon brokerage or research services provided to the Advisor and its clients, including the Funds. In return for such services, the Advisor may pay a higher commission than other brokers would charge if the Advisor determines in good faith that the commission is reasonable in relation to the services provided.


    Section 28(e) of the Securities Exchange Act of 1934 ("Section 28(e)") permits an investment adviser, such as the Advisor, under certain circumstances, to cause an account to pay a broker or dealer a commission for effecting a transaction in excess of the amount of commission another broker or dealer would have charged for effecting the transaction in recognition of the value of brokerage and research services provided by the broker or dealer. This includes commissions paid on riskless principal transactions under certain conditions. Brokerage and research services include (1) furnishing advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; (2) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts; and (3) effecting securities transactions and performing functions incidental to securities transactions (such as clearance, settlement, and custody). The Advisor believes that access to independent investment research is beneficial to its investment decision-making processes and, therefore, to the Funds.


    To the extent research services may be a factor in selecting brokers, such services may be in written form or through direct contact with individuals and may include information as to particular companies and securities as well as market, economic, or institutional areas and information that assists in the valuation of investments. Examples of research-oriented services for which the Advisor might use Fund commissions include research reports and other information on the economy, industries, groups of securities, individual companies, statistical information, political developments, technical market action, pricing and appraisal services, credit analysis, risk measurement analysis, performance and other analysis. Except as noted immediately below, research services furnished by brokers may be used in servicing some or all client accounts and not all services may be used in connection with the account that paid commissions to the broker providing such services. In some cases, research information received from brokers by mutual fund management personnel or personnel principally responsible for the Advisor's individually managed portfolios is not necessarily shared by and between such personnel. Any investment advisory or other fees paid by the Funds to the Advisor are not reduced as a result of the Advisor's receipt of research services.


    In some cases, the Advisor may receive a service from a broker that has both a "research" and a "non-research" use. When this occurs, the Advisor makes a good faith allocation, under all the circumstances, between the research and non-research uses of the service. The percentage of the service that is used for research purposes may be paid for with client commissions, while the Advisor will use its own funds to pay for the percentage of the service that is used for non-research purposes. In making this good faith allocation, the Advisor faces a potential conflict of interest, but the Advisor believes that its allocation procedures are reasonably designed to ensure that it appropriately allocates the anticipated use of such services to their research and non-research uses.


    From time to time, the Funds may purchase new issues of securities for clients in a fixed price offering. In these situations, the broker may be a member of the selling group that will, in addition to selling securities, provide the Advisor with research services. The National Association of Securities Dealers, Inc. ("NASD") has adopted rules expressly permitting these types of arrangements under certain circumstances. Generally, the broker will provide research "credits" in these situations at a rate that is higher than that which is available for typical secondary market transactions. These arrangements may not fall within the safe harbor of Section 28(e).


    In addition, consistent with the Conduct Rules of the NASD and policies established by the Board of Trustees of the Trust and subject to best execution, the Advisor may consider sales of shares of a Fund as a factor in the selection of brokers or dealers to execute portfolio transactions for the Funds; however, whether or not a particular broker or dealer sells shares of the Funds neither qualifies nor disqualifies such broker or dealer to execute transactions for the Funds.


    Foreign equity securities may be held by the Trust in the form of ADRs, EDRs, GDRs or other securities convertible into foreign equity securities. ADRs, EDRs and GDRs may be listed on stock exchanges, or traded in the OTC markets in the United States or Europe, as the case may be. ADRs traded in the United States, like other securities traded in the United States, will be subject to negotiated commission rates. The Trust's ability and decisions to purchase or sell portfolio securities of foreign issuers may be affected by laws or regulations relating to the convertibility and repatriation of assets.


    Because the shares of each Fund are redeemable on a daily basis in U.S. dollars, the Advisor intends to manage the Funds so as to give reasonable assurance that it will be able to obtain U.S. dollars to the extent necessary to meet anticipated redemptions. Under present conditions, it is not believed that these considerations will have significant effect on the Funds' portfolio strategies.


    Securities held by a Fund may also be held by, or be appropriate investments for, other funds or investment advisory clients for which the Advisor acts as an adviser. Because of different objectives or other factors, a particular security may be bought for one or more clients of the Advisor when one or more clients of the Advisor are selling the same security. If purchases or sales of securities arise for consideration at or about the same time that would involve the Funds or other clients or funds for which the Advisor acts as manager, transactions in such securities will be made, insofar as feasible, for the respective funds and clients in a manner deemed equitable to all. To the extent that transactions on behalf of more than one client of the Advisor during the same period may increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price.


                               PURCHASE OF SHARES

INITIAL SALES CHARGE ALTERNATIVE -- CLASS A SHARES


    CLASS A SHARES -- PURCHASES SUBJECT TO AN INITIAL SALES CHARGE. For purchases of Class A shares subject to an initial sales charge, the Distributor reallows a portion of the initial sales charge to dealers (which is alike for all dealers), as shown in the relevant Prospectus. (The term "dealer" includes any broker, dealer, bank (including bank trust departments), registered investment adviser, financial planner and any other financial institution having a selling agreement or any other similar agreement with the Distributor.) The difference between the total amount invested and the sum of (a) the net proceeds to the Fund and (b) the dealer reallowance, is the amount of the initial sales charge retained by the Distributor. Because of rounding in the computation of offering price, the portion of the sales charge retained by the Distributor may vary and the total sales charge may be more or less than the sales charge calculated using the sales charge expressed as a percentage of the offering price or as a percentage of the net amount invested as listed in the Prospectus.


    CLASS A SHARES -- PURCHASES SUBJECT TO A CDSC (BUT NOT AN INITIAL SALES CHARGE). For purchases of Class A shares subject to a CDSC, the Distributor pays commissions to dealers on new investments made through such dealers as follows:



                DEALER COMPENSATION
             AS A % OF OFFERING PRICE                        CUMULATIVE PURCHASE AMOUNT
             ------------------------                        --------------------------
                       1.00%                                 On the first $2,000,000, plus
                       0.80%                                 Over $2,000,000 to $3,000,000, plus
                       0.50%                                 Over $3,000,000 to $50,000,000, plus
                       0.25%                                 Over $50,000,000


    CLASS A SALES CHARGE INFORMATION - For the period February 4, 2002 (commencement of the Distribution Agreement with Stephens for the Trust) through June 30, 2002, the Distributor received the following sales charges from investors on sales of Class A shares:


                                                                    CLASS A SHARES
                                      ----------------------------------------------------------------------------
                                        GROSS SALES      SALES CHARGES      SALES CHARGES      CDSCS RECEIVED ON
                                          CHARGES         RETAINED BY      PAID TO STEPHENS      REDEMPTION OF
                                         COLLECTED        DISTRIBUTOR                         LOAD-WAIVED SHARES
                                      ----------------------------------------------------------------------------
Large Cap Value Fund                      $25,884           $5,753             $19,201                $0
Mid-Cap Value Fund                        $80,501           $6,773             $80,501                $0
Small Cap Value Fund                      $36,234           $8,313             $36,234                $0

REDUCED INITIAL SALES CHARGES

    RIGHT OF ACCUMULATION. Reduced sales charges apply through a right of accumulation under which eligible investors are permitted to purchase shares of a Fund subject to an initial sales charge at the offering price applicable to the total of:

    (1) the public offering price of the shares then being purchased
         +
    (2) an amount equal to the higher of the then current net asset value or cost of the purchaser's combined holdings of all classes of shares of the Funds.

    For any right of accumulation to be made available, the Distributor must be provided at the time of purchase, by the purchaser or the purchaser's selected securities dealer or other financial intermediary, with sufficient information to permit confirmation of qualification. Acceptance of the purchase order is subject to this confirmation. The right of accumulation may be amended or terminated at any time. Shares held in the name of a nominee or custodian under pension, profit-sharing or other employee benefit plans may not be combined with other shares to qualify for the right of accumulation.


    LETTER OF INTENT. Reduced sales charges apply to purchases aggregating $25,000 or more of Class A shares of a Fund made within a 13-month period starting with the first purchase pursuant to the Letter of Intent. The Letter of Intent is available only to investors whose accounts are established and maintained at the Funds' Transfer Agent. The Letter of Intent is not a binding obligation to purchase any amount of Class A shares, but its execution will result in the purchaser paying a lower sales charge at the appropriate quantity purchase level. A purchase not originally made pursuant to a Letter of Intent may be included under a subsequent Letter of Intent executed within 90 days of such purchase if you notify the Distributor in writing of this intent within the 90-day period. The value of Class A shares of a Fund presently held, at cost or maximum offering price (whichever is higher), on the date of the first purchase under the Letter of Intent, may be included as a credit toward the completion of the Letter, but the reduced sales charge applicable to the amount covered by the Letter will be applied only to new purchases. If the total amount of shares does not equal the amount stated in the Letter of Intent (minimum of $25,000), you will be notified and must pay, within 20 days of the execution of such Letter, the difference between the sales charge on the Class A shares purchased at the reduced rate and the sales charge applicable to the shares actually purchased through the Letter. Class A shares equal to 5.0% of the intended amount will be held in escrow during the 13-month period (while remaining registered in the name of the purchaser) for this purpose. The first purchase under the Letter of Intent must be at least 5.0% of the dollar amount of such Letter. If a purchase during the term of such Letter would otherwise be subject to a further reduced sales charge based on the right of accumulation, the purchaser will be entitled on that purchase and subsequent purchases to that further reduced percentage sales charge, but there will be no retroactive reduction of the sales charges on any previous purchase.


DEFERRED SALES CHARGE ALTERNATIVES -- CLASS B AND CLASS C SHARES

    Investors choosing the deferred sales charge alternatives should consider Class B shares if they intend to hold their shares for an extended period of time and Class C shares if they are uncertain as to the length of time they intend to hold their assets in a Fund.

    Because no initial sales charges are deducted at the time of the purchase, Class B and Class C shares provide the benefit of putting all of the investor's dollars to work from the time the investment is made. The deferred sales charge alternatives may be particularly appealing to investors that do not qualify for a reduction in initial sales charges. Both Class B and Class C shares are subject to ongoing service fees and distribution fees; however, the ongoing service and distribution fees potentially may be offset to the extent any return is realized on the additional funds initially invested in Class B or Class C shares. In addition, Class B shares will be converted into Class A shares of a Fund after a conversion period of approximately seven years, and thereafter investors will be subject to lower ongoing fees.

    The public offering price of Class B and Class C shares for investors choosing the deferred sales charge alternatives is the next determined net asset value per share without the imposition of a sales charge at the time of purchase. See "Pricing of Shares -- Determination of Net Asset Value" below.

    In determining whether a contingent deferred sales charge ("CDSC") is applicable to a redemption, the calculation will be determined in the manner that results in the lowest applicable rate being charged. The charge will be assessed on an amount equal to the original cost of the shares being redeemed, except for those who were Class B shareholders of Mercury HW Mid-Cap Value Fund on February 1, 2002. Accordingly, no CDSC will be imposed on increases in net asset value above the initial purchase price. In addition, no CDSC will be assessed on shares derived from reinvestment of dividends. It will be assumed that the redemption is first of shares held for over six years or shares acquired pursuant to reinvestment of dividends and then of shares held longest during the six-year period. A transfer of shares from a shareholder's account to another account will be assumed to be made in the same order as a redemption.

    The Funds' Class B CDSC schedule is included in the relevant Prospectus. The following table sets forth the Class B CDSC schedule for shareholders who formerly owned Class B shares of Mercury HW Mid-Cap Value Fund, for whom the CDSC is assessed an amount equal to the lesser of the proceeds of redemption or the original cost of the shares being redeemed:

                                                     CDSC AS A PERCENTAGE
                                                       OF DOLLAR AMOUNT
             YEAR SINCE PURCHASE PAYMENT MADE          SUBJECT TO CHARGE
             --------------------------------       --------------------
             0-1                                              4.0%
             1-2                                              4.0%
             2-3                                              3.0%
             3-4                                              3.0%
             4-5                                              2.0%
             5-6                                              1.0%
             6 and thereafter                                None

    To provide an example, assume an investor purchased 100 shares at $10 per share (at a cost of $1,000) and in the third year after purchase, the net asset value per share is $12 and, during such time, the investor has acquired 10 additional shares upon dividend reinvestment. If at such time the investor makes his or her first redemption of 50 shares (proceeds of $600), 10 shares will not be subject to a CDSC because of dividend reinvestment. With respect to the remaining 40 shares, the charge is applied only to the original cost of $10 per share and not to the increase in net asset value of $2 per share. Therefore, $400 of the $600 redemption proceeds will be charged at a rate of 3.0% (the applicable rate in the third year after purchase).

    While Class B shares redeemed within six years of purchase are subject to a CDSC under most circumstances, the charge may be reduced or waived in certain instances. These include certain post-retirement withdrawals from an individual retirement account ("IRA") or other retirement plan or redemption of Class B shares in certain circumstances following the death of a Class B shareholder. In the case of such withdrawal, the reduction or waiver applies to: (a) any partial or complete redemption in connection with a distribution following retirement under a tax-deferred retirement plan on attaining age 70 1/2 in the case of an IRA or other retirement plan, or part of a series of equal periodic payments (not less frequently than annually) made for life (or life expectancy) or any redemption resulting from the tax-free return of an excess contribution to an IRA (certain legal documentation may be required at the time of liquidation establishing eligibility for qualified distribution); or (b) any partial or complete redemption following the death or disability (as defined in the Code) of a Class B shareholder (including one who owns the Class B shares as joint tenant with his or her spouse), provided the redemption is requested within one year of the death or initial determination of disability, or if later, reasonably promptly following completion of probate or in connection with involuntary termination of an account in which Fund shares are held (certain legal documentation may be required at the time of liquidation establishing eligibility for qualified distribution).

    The charge may also be reduced or waived in other instances, such as: (a) redemptions by certain eligible 401(a) and 401(k) plans and certain retirement plan rollovers; and (b) withdrawals through the Systematic Withdrawal Plan of up to 10% per year of your account value at the time the plan is established.






    Class C shares that are redeemed within one year of purchase may be subject to a 1.0% CDSC charged as a percentage of the dollar amount subject thereto. It will be assumed that the redemption is first of shares held for over one year or shares acquired pursuant to reinvestment of dividends and then of shares held longest during the one-year period. A transfer of shares from a shareholder's account to another account will be assumed to be made in the same order as a redemption. The Class C CDSC may be waived in connection with involuntary termination of an account in which Fund shares are held and withdrawals through the Systematic Withdrawal Plans, as well as in other situations as described in the Prospectus.


    Proceeds from the CDSC and the distribution fee are paid to the Distributor and are used in whole or in part by the Distributor to defray the expenses of dealers and other financial intermediaries related to providing distribution-related services to a Fund in connection with the sale of the Class B and Class C shares, such as the payment of compensation to financial consultants for selling Class B and Class C shares from the dealer's own funds. The combination of the CDSC and the ongoing distribution fee facilitates the ability of a Fund to sell the Class B and Class C shares without a sales charge being deducted at the time of purchase. See "Distribution Plan" below. The

Distributor will pay dealers (as previously defined) a commission of 4% of the purchase price for Class B shares and 1% of the purchase price for Class C shares. Imposition of the CDSC and the distribution fee on Class B and Class C shares is limited by the NASD asset-based sales charge rule. See "Limitations on the Payment of Deferred Sales Charges" below.


    CLASS B AND CLASS C SALES CHARGE INFORMATION - For the period February 4, 2002 (commencement of the Distribution Agreement with Stephens for the Trust) through June 30, 2002, sales charges received by the Distributor from shareholders of Class B and Class C shares were as follows:


                                                    CLASS B SHARES
                                          -----------------------------------
                                          CDSCS RECEIVED    CDSCS RETAINED
                                          BY DISTRIBUTOR      BY STEPHENS
                                          -----------------------------------
    Large Cap Value Fund                      $7,722            $1,456
    Mid-Cap Value Fund                        $47,689           $6,242
    Small Cap Value Fund                      $30,829            $836

                                                    CLASS C SHARES
                                          -----------------------------------
                                          CDSCS RECEIVED    CDSCS RETAINED
                                          BY DISTRIBUTOR      BY STEPHENS
                                          -----------------------------------
    Large Cap Value Fund                      $11,472            $582
    Mid-Cap Value Fund                        $40,303           $3,360
    Small Cap Value Fund                      $35,432           $2,286


    CONVERSION OF CLASS B SHARES TO CLASS A SHARES. After approximately seven years (the "Conversion Period"), Class B shares will be converted automatically into Class A shares of the same Fund. Automatic conversion of Class B shares into Class A shares will occur at least once each month (on the "Conversion Date") on the basis of the relative net asset value of the shares of the two classes on the Conversion Date, without the imposition of any sales load, fee or other charge.


    In addition, shares purchased through reinvestment of dividends on Class B shares also will convert automatically to Class A shares. The Conversion Date for dividend reinvestment shares will be calculated taking into account the length of time the shares underlying such dividend reinvestment shares were outstanding. If at the Conversion Date the conversion of Class B shares to Class A shares of a Fund in a single account will result in less than $50 worth of Class B shares being left in the account, all of the Class B shares of that Fund held in the account on the Conversion Date will be converted to Class A shares of the Fund.


DISTRIBUTION PLAN

    Reference is made to "Shareholder Services -- Pricing of Shares" in the Prospectus for Class A, Class B and Class C shares of the Funds for certain information on the distribution plan for Class A, Class B and Class C shares pursuant to Rule 12b-1 under the 1940 Act (the "Distribution Plan") with respect to the distribution and service fees paid by each Fund to the Distributor with respect to such classes.


    The Distribution Plan for the Class A, Class B and Class C shares provides that each Fund pays a distribution and service fee relating to the shares of the relevant class, accrued daily and paid monthly, at the annual rate of up to 0.25% of the average daily net assets of the Class A shares of the relevant Fund and at the annual rate of 1.00% of the average daily net assets of that Fund attributable to Class B and Class C shares, respectively, in order to compensate the Distributor and selected securities dealers or other financial intermediaries in connection with providing shareholder and distribution services, and bearing certain distribution-related expenses of the Fund, including payments to securities dealers and other intermediaries for selling Class A, Class B and Class C shares of that Fund. Each of those classes has exclusive voting rights with respect to the Distribution Plan adopted with respect to such class pursuant to which distribution and service fees are paid (except that Class B shareholders may vote on any material changes to expenses charged with respect to Class A shares).

    The Distribution Plan as it relates to Class B and Class C shares is designed to permit an investor to purchase Class B and Class C shares through securities dealers and other financial intermediaries without the assessment of an initial sales charge and at the same time permit the Distributor to compensate securities dealers and other financial intermediaries in connection with the sale of the Class B and Class C shares. In this regard, the purpose and function of the ongoing distribution fees and the CDSC are the same as those of the initial sales charge with respect to the Class A shares of the Funds in that the ongoing distribution fees and deferred sales charges provide for the financing of the distribution of the Funds' Class B and Class C shares.


    The Funds' Distribution Plan is subject to the provisions of Rule 12b-1 under the 1940 Act. In their consideration of the Distribution Plan, the Trustees must consider all factors they deem relevant, including information as to the benefits of the Distribution Plan to each Fund and its shareholders. The Distribution Plan further provides that, so long as the Distribution Plan remains in effect, the selection and nomination of non-interested Trustees shall be committed to the discretion of the non-interested Trustees then in office. In approving the Distribution Plan in accordance with Rule 12b-1, the non-interested Trustees concluded that there is a reasonable likelihood that the Distribution Plan will benefit that Fund and its shareholders. The Distribution Plan can be terminated as to a class of a Fund at any time, without penalty, by the vote of a majority of the non-interested Trustees or by the vote of the holders of a majority of the outstanding related class of voting securities of the Fund. The Distribution Plan cannot be amended to increase materially the amount to be spent by a Fund without the approval of the related class of shareholders, and all material amendments are required to be approved by the vote of Trustees, including a majority of the non-interested Trustees who have no direct or indirect financial interest in the Distribution Plan, cast in person at a meeting called for that purpose. Rule 12b-1 further requires that a Fund preserve copies of the Distribution Plan and any report made pursuant to such Plan for a period of not less than six years from the date of the Distribution Plan or such report, the first two years in an easily accessible place.


    Among other things, the Distribution Plan provides that the Distributor shall provide and the Trustees shall review quarterly reports of the disbursement of the distribution and service fees paid under the Plan. Payments under the Distribution Plan are based on a percentage of average daily net assets attributable to the shares regardless of the amount of expenses incurred and, accordingly, distribution-related revenues from the Distribution Plan may be more or less than distribution-related expenses. Information with respect to the distribution-related revenues and expenses will be presented to the Trustees for their consideration in connection with their deliberations as to the continuance of the Distribution Plan.


LIMITATIONS ON THE PAYMENT OF DEFERRED SALES CHARGES

    The maximum sales charge rule in the Conduct Rules of the NASD imposes a limitation on certain asset-based sales charges such as the distribution fee and the CDSC borne by the Class B and Class C shares, but not the service fee. The maximum sales charge rule is applied separately to each class. The maximum sales charge rule limits the aggregate of distribution fee payments and CDSCs payable by a Fund to (1) 6.25% of eligible gross sales of Class B shares and Class C shares, computed separately (defined to exclude shares issued pursuant to dividend reinvestments and exchanges), plus (2) interest on the unpaid balance for the respective class, computed separately, at the prime rate plus 1% (the unpaid balance being the maximum amount payable minus amounts received from the payment of the distribution fee and the CDSC).


ANTI-MONEY LAUNDERING


    The Funds are required to comply with various federal anti-money laundering laws and regulations. Consequently, a Fund may be required to "freeze" the account of a shareholder if the shareholder appears to be involved in suspicious activity or if certain account information matches information on government lists of known terrorists or other suspicious persons, or the Fund may be required to transfer the account or proceeds of the account to a governmental agency.


                              REDEMPTION OF SHARES

    Reference is made to "How to Buy, Sell, Transfer and Exchange Shares" in the Prospectus for Class A, Class B and Class C shares of the Funds and "How to Sell Shares" in the Prospectus for Class I shares of the Funds.

    Each Fund is required to redeem for cash all shares of the Fund upon receipt of a written request in proper form. The redemption price is the net asset value per share next determined after the initial receipt of proper notice of redemption. Except for any CDSC that may be applicable and, for Class A shares of the Small Cap Value Fund, for any redemption fee that may be applicable, there will be no charge for redemption if the redemption request is sent directly to the Transfer Agent. Shareholders liquidating their holdings will receive upon redemption all dividends reinvested through the date of redemption.


    The right to redeem shares or to receive payment with respect to any such redemption may be suspended for more than seven days only for any period during which trading on the New York Stock Exchange (the "NYSE") is restricted as determined by the Commission or during which the NYSE is closed (other than customary weekend and holiday closings), for any period during which an emergency exists, as defined by the Commission, as a result of which disposal of portfolio securities or determination of the net asset value of a Fund is not reasonably practicable, and for such other periods as the Commission may by order permit for the protection of shareholders of the Funds.


    The value of shares of a Fund at the time of redemption may be more or less than the shareholder's cost, depending in part on the market value of the securities held by that Fund at such time.

    In electing a telephone redemption, the investor authorizes the Funds and the Transfer Agent to act on telephone instructions from any person representing himself to be the investor, and reasonably believed by the Funds or the Transfer Agent to be genuine. Neither the Funds nor the Transfer Agent may be liable for any loss, cost or expense for acting on instructions (whether in writing or by telephone) believed by the party receiving such instructions to be genuine and in accordance with the procedures described in the Prospectuses. Since this account feature involves a risk of loss from unauthorized or fraudulent transactions, the Transfer Agent will take certain precautions to protect your account from fraud. Telephone redemption may be refused if the caller is unable to provide: the account number, the name and address registered on the account and the social security number registered on the account. The Funds or the Transfer Agent may temporarily suspend telephone transactions at any time.

    For shareholders redeeming directly with the Transfer Agent, payments will be mailed within seven days of receipt of a proper notice of redemption. At various times a Fund may be requested to redeem shares for which it has not yet received good payment (e.g., cash, federal funds or certified check drawn on a U.S. bank). A Fund may delay or cause to be delayed the mailing of a redemption check until such time as good payment (e.g., cash, federal funds or certified check drawn on a U.S. bank) has been collected for the purchase of such Fund shares, which usually will not exceed 12 days. In the event that a shareholder account held directly with the Transfer Agent contains a fractional share balance, such fractional share balance will be automatically redeemed by that Fund.


                                PRICING OF SHARES

DETERMINATION OF NET ASSET VALUE

    Reference is made to "How Shares are Priced" in each Prospectus.

    The net asset value of the shares of all classes of each Fund is determined once daily Monday through Friday as of the close of regular trading on the NYSE on each day the NYSE is open for trading based on prices at the time of the close of regular trading. Regular trading on the NYSE generally closes at 4:00 p.m., Eastern time. Any assets or liabilities initially expressed in terms of non-U.S. dollar currencies are translated into U.S. dollars at the prevailing market rates as quoted by one or more banks or dealers on the day of valuation. The NYSE is not open for trading on New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

    Net asset value of a Fund is computed by dividing the value of the securities held by that Fund plus any cash or other assets (including interest and dividends accrued but not yet received) minus all liabilities (including accrued expenses) by the total number of shares outstanding at such time, rounded to the nearest cent. Expenses, including the fees payable to the Advisor, are accrued daily.

    For each Fund, the per share net asset value of Class A, Class B and Class C shares generally will be lower than the per share net asset value of Class I shares, reflecting the daily expense accruals of the distribution and service fees applicable with respect to Class A, Class B and Class C shares. Moreover, the per share net asset value of the Class B and Class C shares of a Fund generally will be lower than the per share net asset value of Class A shares of that Fund, reflecting the daily expense accruals of the higher distribution and service fees applicable with respect to Class B and Class C shares of the Fund. It is expected, however, that the per share net asset value of the four classes of each Fund will tend to converge (although not necessarily meet) immediately after the payment of dividends which will differ by approximately the amount of the expense accrual differentials between the classes.


    Securities are valued by an independent pricing agent to the extent possible. In determining the net asset value of each Fund's shares, equity securities that are listed on a securities exchange (whether domestic or foreign) or quoted by The Nasdaq Stock Market ("NSM") are valued at the last sale price on that day as of the close of regular trading on the NYSE or, in the absence of recorded sales, at the average of readily available closing bid and asked prices on such exchange or on NSM. Unlisted equity securities that are not included in NSM are valued at the average of the quoted bid and asked prices in the over-the-counter market.


    Fixed-income securities which are traded on a national securities exchange will be valued at the last sale price or, if there was no sale on such day, at the average of readily available closing bid and asked prices on such exchange. However, securities with a demand feature exercisable within one to seven days are valued at par. Prices for fixed-income securities may be based on quotations received from one or more market-makers in the securities, or on evaluations from pricing services. Fixed-income securities for which quotations or prices are not readily available are valued at their fair value as determined by the Advisor under guidelines established by the Board of Trustees, with reference to fixed-income securities whose prices are more readily obtainable or to an appropriate matrix utilizing similar factors. As a broader market does not exist, the proceeds received upon the disposal of such securities may differ from their recorded value. Short-term investments which mature in less than 60 days are valued at amortized cost (unless the Board of Trustees determines that this method does not represent fair value), if their original maturity was 60 days or less or by amortizing the value as of the 61st day prior to maturity, if their original term to maturity exceeded 60 days.

    Options, futures contracts and options thereon which are traded on exchanges are valued at their last sale or settlement price as of the close of the exchanges or, if no sales are reported, at the average of the quoted bid and asked prices as of the close of the exchange.


    Trading in securities listed on foreign securities exchanges or over-the-counter markets is normally completed before the close of regular trading on the NYSE. In addition, foreign securities trading may not take place on all business days in New York and may occur on days on which the NYSE is not open. In addition, foreign currency exchange rates are generally determined prior to the close of trading on the NYSE. Events affecting the values of foreign securities and currencies will not be reflected in the determination of net asset value unless the Board of Trustees determines that the particular event would materially affect net asset value, in which case an adjustment will be made. Investments quoted in foreign currency are valued daily in U.S. dollars on the basis of the foreign currency exchange rate prevailing at the time of valuation. Foreign currency exchange transactions conducted on a spot basis are valued at the spot rate prevailing in the foreign exchange market.


    Securities and other assets for which market quotations are not readily available are valued at their fair value as determined by the Advisor under guidelines established by and under the general supervision and responsibility of the Board of Trustees.


    Each investor in each Fund may add to or reduce his or its investment in that Fund on each day the NYSE is open for trading. The value of each investor's interest in each Fund will be determined as of the close of regular trading on the NYSE by multiplying the net asset value of that Fund by the percentage, effective for that day, that represents that investor's share of the aggregate interests in the Fund. Any additions or withdrawals to be effected on that day will then be effected. The investor's percentage of the aggregate beneficial interests in that Fund will then be recomputed as the percentage equal to the fraction (i) the numerator of which is the value of such investor's investment in the Fund as of the time of determination on such day plus or minus, as the case may be, the amount of any additions to or withdrawals from the investor's investment in the Fund effected on such day, and (ii) the denominator of which is the aggregate net asset value of the Fund as of such time on such day plus or minus, as the case may be, the amount of the net additions to or withdrawals from the aggregate investments in the Fund by all investors in the Fund. The percentage so determined will then be applied to determine the value of the investor's interest in the Fund after the close of regular trading on the NYSE on the next determination of net asset value of that Fund.


COMPUTATION OF OFFERING PRICE PER SHARE


    An illustration of the computation of the offering price for Class I, Class A, Class B and Class C shares of each Fund, based on the value of the Fund's net assets and number of shares outstanding on June 30, 2002, is calculated as set forth below:


LARGE CAP VALUE FUND

                                                                      CLASS I       CLASS A      CLASS B       CLASS C
                                                                      -------       -------      -------       -------
Net Assets                                                         $ 39,215,492  $  6,545,535  $    192,867  $ 1,091,516
                                                                   ============  ============  ============  ===========
Number of Shares Outstanding                                          2,453,336       409,695        12,106       68,550
                                                                   ============  ============  ============  ===========
Net Asset Value Per Share (net assets divided by number of shares
  outstanding)                                                     $      15.99  $      15.98  $      15.93  $     15.92
Sales Charge (for Class A shares:
  5.25% of offering price (5.54% of net asset value per
   share))*                                                                              0.89            **           **
                                                                   ------------  ------------  ------------  -----------
Offering Price                                                     $      15.99  $      16.87  $      15.93  $    15.92
                                                                   ============  ============  ============  ===========


MID-CAP VALUE FUND

                                                                      CLASS I       CLASS A      CLASS B       CLASS C
                                                                      -------       -------      -------       -------
Net Assets                                                         $ 63,740,878  $ 18,789,504  $ 11,363,420  $ 9,084,461
                                                                   ============  ============  ============  ===========
Number of Shares Outstanding                                          3,747,570     1,106,070       674,492      538,636
                                                                   ============  ============  ============  ===========
Net Asset Value Per Share (net assets divided by number of
  shares outstanding)                                              $      17.01  $      16.99  $      16.85  $     16.87
Sales Charge (for Class A shares:
  5.25% of offering price (5.54% of net asset value per
   share))*                                                                              0.94            **           **
                                                                   ------------  ------------  ------------  -----------
Offering Price                                                     $      17.01  $      17.93  $      16.85  $     16.87
                                                                   ============  ============  ============  ===========


SMALL CAP VALUE FUND

                                                                      CLASS I       CLASS A      CLASS B       CLASS C
                                                                      -------       -------      -------       -------
Net Assets                                                         $ 97,458,075  $ 13,660,289  $    738,176  $ 3,483,708
                                                                   ============  ============  ============  ===========
Number of Shares Outstanding                                          3,061,533       425,272        23,277      109,860
                                                                   ============  ============  ============  ===========
Net Asset Value Per Share (net assets divided by number of
  shares outstanding)                                              $      31.83  $      32.12  $      31.71  $     31.71
Sales Charge (for Class A shares:
  5.25% of offering price (5.54% of net asset value per
   share))*                                                                              1.78            **           **
                                                                   ------------  ------------  ------------  -----------
Offering Price                                                     $      31.83  $      33.90  $      31.71  $     31.71
                                                                   ============  ============  ============  ===========

----------

 * Rounded to the nearest one-hundredth percent; assumes maximum sales charge is applicable.

** Class B and Class C shares are not subject to an initial sales charge but may be subject to a CDSC on redemption. See "Purchase of Shares -- Deferred Sales Charge Alternatives -- Class B and Class C Shares" herein.


                            DIVIDENDS AND TAX STATUS













         The following is intended to be a general summary of certain federal income tax consequences of investing in one or more Funds. It is not intended to be a complete discussion of all such tax consequences, nor does it purport to deal with all types of investors and should not be construed as tax advice. INVESTORS ARE THEREFORE ADVISED TO CONSULT WITH THEIR OWN TAX ADVISORS BEFORE MAKING AN INVESTMENT IN A FUND.

    Each Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). Qualification as a regulated investment company requires, among other things, that (1) at least 90% of each Fund's annual gross income be derived from payments with respect to securities loans, interest, dividends and gains from the sale or other disposition of stock, securities, or foreign currencies or other income (including, but not limited to, gains from options, futures or forward contracts) in connection with its business of investing in such stock, securities, or currencies; and (2) each Fund diversify its holdings so that, at the end of each quarter of the taxable year, (i) at least 50% of the market value of the Fund's total assets is represented by cash and cash items, U.S. government securities, securities of other regulated investment companies, and other securities limited in respect of any one issuer to an amount not greater in value than 5% of the Fund's total assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. government securities or the securities of other regulated investment companies) or of two or more issuers controlled by the Fund that are engaged in the same, similar or related trades or businesses.


    As a regulated investment company, in any fiscal year in which a Fund distributes at least 90% of its net investment income (i.e., the Fund's investment company taxable income, as that term is defined in the Code, without regard to the deduction for dividends paid), such Fund (but not its shareholders) will generally be relieved of U.S. federal income taxes on its net investment income and net capital gain (i.e., the Fund's net long-term capital gain in excess of the sum of net short-term capital loss and capital loss carryovers from prior years, if any) that it distributes to shareholders. However, a Fund will be subject to federal income tax (currently imposed at a maximum rate of 35%) on any undistributed net investment income and net capital gain.


    Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax payable to the Fund. To prevent imposition of the excise tax, the Fund must distribute to its shareholders during each calendar year at least 98% of its ordinary income for that calendar year, 98% of the excess of its capital gains over its capital losses for the one-year period ending October 31 in such calendar year, and all undistributed ordinary income and capital gains for the preceding respective one-year period. The Funds intend to meet these distribution requirements in order to avoid this excise tax liability.


    If in any taxable year a Fund fails to qualify as a regulated investment company under the Code, the Fund will be taxed in the same manner as an ordinary corporation and distributions to its shareholders will not be deductible by the Fund in computing its taxable income. In addition, in the event of a failure to qualify as a regulated investment company, the Fund's distributions, to the extent derived from the Fund's current or accumulated earnings and profits, will constitute dividends which although generally eligible for the corporate dividends received deduction, will be taxable to shareholders as ordinary income, even though such distributions might otherwise, at least in part, have been treated as long-term capital gain in such shareholders' hands.


    A Fund's transactions in certain forward and futures contracts, forward foreign currency exchange contracts (Section 1256 contracts) and certain listed options will be subject to special provisions of the Code that, among other things, may affect the character of gain or loss realized by the Fund (i.e., may affect whether gain or loss is ordinary or capital), accelerate recognition of income to the Fund, defer Fund losses, and affect the determination of whether capital gain and loss is characterized as long-term or short-term capital gain or loss. These rules could therefore affect the character, amount and timing of distributions to shareholders. For example, at the end of each year, certain investments held by a Fund must be "marked to market" for federal income tax purposes; that is, they are treated as having been sold at their fair market value, which may cause the Fund to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the distribution requirement for avoiding income and excise taxes.


    A shareholder's sale of shares of a Fund will be a taxable transaction if such person is subject to U.S. federal income tax. Shareholders will generally recognize gain or loss in an amount equal to the difference between their adjusted tax basis in the shares sold and the amount received in exchange therefor. If such shares are held as a capital asset, the gain or loss will be a capital gain or loss. Any loss realized on a sale, redemption or exchange of shares of a Fund by a shareholder will be disallowed to the extent that shares disposed of are reacquired within a 61-day period beginning 30 days before and ending 30 days after the disposition of shares. In such a case, the basis of the shares reacquired will be adjusted to reflect the disallowed loss. Any loss realized upon a taxable disposition of shares held for six months or less will be treated as a long-term capital loss to the extent of any distributions of net capital gain received with respect to such shares. Shares received in connection with the payment of a dividend by a Fund will generally constitute a reacquisition of shares for purposes of this loss disallowance rule.

    The per share dividends on Class B and Class C shares will be lower than the per share dividends on Class I and Class A shares of the same Fund, as a result of the distribution and service fees applicable to the Class B and Class C shares. Similarly, the per share dividends on Class A shares will be lower than the per share dividends on Class I shares as a result of the distribution and service fees applicable with respect to the Class A shares. The per share distributions of net capital gains, if any, will be paid in the same amount for each class of the same Fund.

    Each Fund may be required to withhold for U.S. federal income tax purposes, a portion of all taxable distributions payable to shareholders who fail to provide the Fund with their correct taxpayer identification number or who fail to make required certifications, or if the Fund or a shareholder has been notified by the Internal Revenue Service that they are required to backup withhold. Any amounts withheld may be credited against such shareholder's U.S. federal income tax liability.


                                PERFORMANCE DATA

    From time to time the Funds may include average annual total return and other total return data in advertisements or information furnished to present or prospective shareholders. Total return figures are based on a Fund's historical performance and are not intended to indicate future performance. Average annual total return is determined separately for each class of shares of each Fund in accordance with a formula specified by the Commission.


    Quotations of average annual total return before tax for the specified periods are computed by finding the average annual compounded rates of return (based on net investment income and any realized and unrealized capital gains or losses on portfolio investments over such periods) that would equate the initial amount invested to the redeemable value of such investment at the end of each period. Average annual total return before taxes is computed assuming all dividends are reinvested and taking into account all applicable recurring and nonrecurring expenses, including the maximum sales charge in the case of Class A shares and the CDSC that would be applicable to a complete redemption of the investment at the end of the specified period in the case of Class B and Class C shares, but does not take into account taxes payable on dividends or on redemption.


    Quotations of average annual total return after taxes on dividends for the specified periods are computed by finding the average annual compounded rates of return that would equate the initial amount invested to the ending value of such investment at the end of each period assuming payment of taxes on dividends received during such period. Average annual total return after taxes on dividends is computed assuming all dividends, less the taxes due on such dividends, are reinvested and taking into account all applicable recurring and nonrecurring expenses, including the maximum sales charge in the case of Class A shares and the CDSC that would be applicable to a complete redemption of the investment at the end of the specified period in the case of Class B and Class C shares. The taxes due on dividends are calculated by applying the highest marginal federal individual income tax rates in effect on the reinvestment date for that dividend. The rates used correspond to the tax character of each dividend. The taxable amount and tax character of each dividend are specified by the Fund on the dividend declaration date, but may be adjusted to reflect subsequent recharacterizations of distributions. The applicable tax rates may vary over the measurement period. The effects of state and local taxes are not reflected. Applicable tax credits, such as foreign credits, are taken into account according to federal law. The ending value is determined assuming complete redemption at the end of the applicable periods with no tax consequences associated with such redemption.


    Quotations of average annual total return after taxes on both dividends and redemption for the specified periods are computed by finding the average annual compounded rates of return that would equate the initial amount invested to the ending value of such investment at the end of each period assuming payment of taxes on dividends received during such period as well as on complete redemption. Average annual total return after taxes on distributions and redemption is computed assuming all dividends, less the taxes due on such dividends, are reinvested and taking into account all applicable recurring and nonrecurring expenses, including the maximum sales charge in the case of Class A shares and the CDSC that would be applicable to a complete redemption of the investment at the end of the specified period in the case of Class B and Class C shares and assuming, for all classes of shares, complete redemption and payment of taxes due on such redemption. The ending value is determined assuming complete redemption at the end of the applicable periods, subtracting capital gains taxes resulting from the redemption and adding the presumed tax benefit from capital losses resulting from redemption. The taxes due on dividends and on the deemed redemption are calculated by applying the highest marginal federal individual income tax rates in effect on the reinvestment and/or the redemption date. The rates used correspond to the tax character of each component of each dividend and/or the redemption payment. The applicable tax rates may vary over the measurement period. The effects of state and local taxes are not reflected.


    The Funds also may quote annual, average annual and annualized total return and aggregate total return performance data, both as a percentage and as a dollar amount based on a hypothetical investment of $1,000 or some other amount, for various periods other than those noted below. Such data will be computed as described above, except that (1) as required by the periods of the quotations, actual annual, annualized or aggregate data, rather than average annual data, may be quoted and (2) the maximum applicable sales charges will not be included with respect to annual or annualized rates of return calculations. Aside from the impact on the performance data calculations of including or excluding the maximum applicable sales charges, actual annual or annualized total return data generally will be lower than average annual total return data since the average rates of return reflect compounding of return; aggregate total return data generally will be higher than average annual total return data since the aggregate rates of return reflect compounding over a longer period of time.


    Set forth in the tables below is total return information, before and after taxes, for the Class I, Class A, Class B and Class C shares of the Funds for the periods indicated, expressed as a percentage based on a hypothetical $1,000 investment.



                                                                     PAST        PAST        PAST       SINCE    INCEPTION
PERIODS ENDING JUNE 30, 2002                                       ONE YEAR   FIVE YEARS  TEN YEARS   INCEPTION     DATE
----------------------------                                       --------   ----------  ---------   ---------  ---------
LARGE CAP VALUE FUND-- CLASS I                                                                                    06/24/87
  Return Before Taxes                                                 -0.38%       6.75%      11.31%     10.37%
  Return After Taxes on Distributions                                 -1.48%       3.84%       8.51%      7.96%
  Return After Taxes on Distributions and Sale of Fund Shares          0.37%       4.75%       8.47%      7.85%

MID-CAP VALUE FUND-- CLASS I                                                                                      01/02/97
  Return Before Taxes                                                  4.77%      17.53%           -     16.78%
  Return After Taxes on Distributions                                  2.80%      12.38%           -     14.32%
  Return After Taxes on Distributions and Sale of Fund Shares          3.05%      13.30%      10.94%     12.65%
MID-CAP VALUE FUND-- CLASS A                                                                                      01/02/01
  Return Before Taxes                                                 -0.85%           -           -      8.55%
  Return After Taxes on Distributions                                 -2.67%           -           -      7.21%
  Return After Taxes on Distributions and Sale of Fund Shares         -0.40%           -           -      6.25%
MID-CAP VALUE FUND-- CLASS B                                                                                      01/02/01
  Return Before Taxes                                                 -1.11%           -           -      9.14%
  Return After Taxes on Distributions                                 -2.90%           -           -      7.86%
  Return After Taxes on Distributions and Sale of Fund Shares         -0.55%           -           -      6.75%
MID-CAP VALUE FUND-- CLASS C                                                                                      01/02/01
  Return Before Taxes                                                  2.87%           -           -     11.76%
  Return After Taxes on Distributions                                  1.09%           -           -     10.48%
  Return After Taxes on Distributions and Sale of Fund Shares          1.89%           -           -      8.88%

SMALL CAP VALUE FUND-- CLASS I                                                                                    09/20/85
  Return Before Taxes                                                 20.45%       9.85%      12.96%     12.66%
  Return After Taxes on Distributions                                 20.10%       8.72%      10.79%     10.63%
  Return After Taxes on Distributions and Sale of Fund Shares         12.52%       7.56%       9.86%      9.94%
SMALL CAP VALUE FUND-- CLASS A                                                                                    10/06/00
  Return Before Taxes                                                 14.15%           -           -     30.16%
  Return After Taxes on Distributions                                 13.83%           -           -     29.94%
  Return After Taxes on Distributions and Sale of Fund Shares          8.66%           -           -     24.44%

    LARGE CAP VALUE FUND CLASS A, CLASS B AND CLASS C SHARES AND SMALL CAP VALUE FUND CLASS B AND CLASS C SHARES HAVE LESS THAN ONE YEAR OF OPERATIONS AS OF JUNE 30, 2002.


     Total return figures are based on the Funds' historical performance and are not intended to indicate future performance of the Funds. The Funds' total returns will vary depending on market conditions, the securities comprising the Funds' portfolios, the Funds' operating expenses and the amount of realized and unrealized net capital gains or losses during the period. The value of an investment in the Funds will fluctuate and an investor's shares, when redeemed, may be worth more or less than their original cost

    In order to reflect the reduced sales charges in the case of Class A shares or the waiver of the CDSC in the case of Class B or Class C shares applicable to certain investors, as described under "Purchase of Shares" and "Redemption of Shares," respectively, the total return data quoted by a Fund in advertisements directed to such investors may take into account the reduced, and not the maximum, sales charge or may take into account the waiver of the CDSC and therefore may reflect greater total return since, due to the reduced sales charges or the waiver of sales charges, a lower amount of expenses is deducted.






    On occasion, a Fund may compare its performance to that of various broad market indexes, including without limitation the Standard & Poor's 500 Composite Stock Price Index, Russell 1000 Index, Russell Midcap Index, Russell 2000 Index and other published indexes, or to data contained in publications such as Lipper Analytical Services, Inc., Morningstar Publications, Inc. ("Morningstar"), or other competing universes, and CDA Investment Technology, Inc., MONEY MAGAZINE, U.S. NEWS & WORLD REPORT, BUSINESS WEEK, FORBES MAGAZINE, FORTUNE MAGAZINE, THE WALL STREET JOURNAL and other industry publications. When comparing its performance to a market index, the Fund may refer to various statistical measures derived from the historic performance of a Fund and the index, such as standard deviation and beta. As with other performance data, performance comparisons should not be considered indicative of a Fund's relative performance for any future period. In addition, from time to time, a Fund may include its Morningstar risk-adjusted performance rating in advertisements or supplemental sales literature. A Fund may provide information designed to help investors understand how a Fund is seeking to achieve its investment objectives. This may include information about past, current or possible economic, market, political, or other conditions, descriptive information on general principles of investing such as asset allocation, diversification and risk tolerance, discussion of a Fund's portfolio composition, investment philosophy, strategy or investment techniques, comparisons of a Fund's performance or portfolio composition to that of other funds or types of investments, indexes relevant to the comparison being made, or to a hypothetical or model portfolio. A Fund may also quote various measures of volatility and benchmark correlation in advertising and other materials, and may compare these measures to those of other funds or types of investments. As with other performance data, performance comparisons should not be considered indicative of a Fund's relative performance for any future period.


                               GENERAL INFORMATION

DESCRIPTION OF SHARES

    The Funds each offer four classes of shares: Class I shares, Class A shares, Class B shares and Class C shares.

    The Agreement and Declaration of Trust permits the Trustees to establish and designate separate portfolios or funds of the Trust holding the assets of the Trust, the beneficial interests in each of which are represented by a separate series of shares. The Trustees are permitted to issue an unlimited number of full and fractional shares of beneficial interest and to divide or combine the shares into a greater or lesser number of shares without thereby changing the proportionate beneficial interest in the particular Fund. Each share represents an interest in a Fund proportionately equal to the interest of each other share, except that the Class A, Class B and Class C shares are subject to distribution and service fees payable under the Distribution Plan. Upon the Trust's liquidation, all shareholders would share pro rata in the net assets of the Fund in question available for distribution to shareholders. If they deem it advisable and in the best interest of shareholders, the Board of Trustees may create additional classes of shares. The Board of Trustees has created four series of shares, and may create additional series in the future, which have separate assets and liabilities.

    The Agreement and Declaration of Trust provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law, but nothing in the Agreement and Declaration of Trust protects a Trustee against any liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office. The Agreement and Declaration of Trust also provides that the Trust shall indemnify any shareholder for any loss arising out of a claim or demand relating to such person being or having been a shareholder.

    Ten shareholders holding the lesser of $25,000 worth or one percent of the Trust's shares may advise the Trustees in writing that they wish to communicate with other shareholders for the purpose of requesting a meeting to remove a Trustee. The Trustees will then, if requested by the applicants, mail at the applicants' expense the applicants' communication to all other shareholders.

    The Trust or any Fund may be terminated if approved by the vote of a majority of the Trustees. If not so terminated, the Trust will continue indefinitely.

    Rule 18f-2 under the 1940 Act provides that as to any investment company which has two or more series outstanding and as to any matter required to be submitted to shareholder vote, such matter is not deemed to have been effectively acted upon unless approved by the holders of a "majority" (as defined in the Rule) of the voting securities of each series affected by the matter. Such separate voting requirements do not apply to the election of Trustees or the ratification of the selection of accountants. The Rule contains special provisions for cases in which an advisory contract is approved by one or more, but not all, series. A change in investment policy may go into effect as to one or more series whose holders so approve the change even though the required vote is not obtained as to the holders of other affected series.

    Common expenses incurred by the Trust are allocated among the Funds based upon relative net assets or evenly among the Funds, depending on the nature of the expenditure.

    Except for any amendment that is required to be approved by shareholders by the 1940 Act or by this registration statement, the Trustees may, without shareholder vote, restate, amend or otherwise supplement the Agreement and Declaration of Trust. The holders of shares have no preemptive or conversion rights. Shares when issued pursuant to a Prospectus of a Fund are fully paid and non-assessable.

ISSUANCE OF FUND SHARES FOR SECURITIES

    Investors may purchase Fund shares for consideration consisting of securities rather than cash when, in the judgment of the Advisor, the securities: (a) meet the investment objective and policies of the Fund, (b) are liquid and not subject to restrictions on resale, and (c) have a value that is readily ascertainable via listing on or trading in a recognized United States or international exchange or market.

REDEMPTION IN KIND

    If the Board of Trustees determines that it would be detrimental to the best interests of the remaining shareholders of the Fund to make payment wholly in cash, a Fund may pay the redemption price in part by a distribution in kind of readily marketable securities from the portfolio of the Fund, in lieu of cash. The Trust has elected to be governed by Rule 18f-1 under the 1940 Act pursuant to which each Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or one percent of the net asset value of the Fund during any 90-day period for any one shareholder. Should redemptions by any shareholder exceed such limitation the Fund will have the option of redeeming the excess in cash or in kind. If shares are redeemed in kind, the redeeming shareholder would incur brokerage costs in converting the assets into cash.

INDEPENDENT AUDITORS

    PricewaterhouseCoopers LLP, 350 South Grand Avenue, Los Angeles, California 90071, has been selected as the independent auditors of the Funds. The independent auditors are responsible for auditing the annual financial statements of the Funds.

CUSTODIAN

    Brown Brothers Harriman & Co., 40 Water Street, Boston, Massachusetts 02109-3661, acts as custodian of each Fund's assets (the "Custodian"). The Custodian is responsible for safeguarding and controlling a Fund's cash and securities, handling the receipt and delivery of securities and collecting interest and dividends on the Fund's investments.

TRANSFER AGENT

    U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, Milwaukee, Wisconsin 53202, acts as the Funds' Transfer Agent pursuant to a transfer agency agreement and as the Funds' fund accountant pursuant to a separate agreement. The Transfer Agent is responsible for the issuance, transfer and redemption of shares and the opening, maintenance and servicing of shareholder accounts.




LEGAL COUNSEL

    Vedder, Price, Kaufman & Kammholz, 222 North LaSalle Street, Chicago, Illinois 60601, is counsel for the Trust.

REPORTS TO SHAREHOLDERS

    The fiscal year of each Fund ends on June 30 of each year. Each Fund sends to its shareholders at least semi-annually reports showing the Fund's portfolio and other information. An annual report containing financial statements audited by independent auditors is sent to shareholders each year. After the end of each year, shareholders will receive federal income tax information regarding dividends and capital gains distributions. Only one copy of these reports is sent to the same household, unless a shareholder instructs otherwise.

SHAREHOLDER INQUIRIES

    Shareholder inquiries may be addressed to a Fund at the address or telephone number set forth on the cover page of this Statement of Additional Information.

ADDITIONAL INFORMATION

    The Prospectuses and this Statement of Additional Information do not contain all the information set forth in the Registration Statement and the exhibits relating thereto, which the Trust has filed with the Commission, Washington, D.C., under the Securities Act and the 1940 Act, to which reference is hereby made.


    Under a separate agreement, Hotchkis and Wiley Capital Management, LLC has granted the Trust the right to use the "Hotchkis and Wiley" name and has reserved the right to withdraw its consent to the use of such name by the Trust at any time or to grant the use of such name to any other company.


PRINCIPAL HOLDERS




    All Trustees and officers as a group owned less than 1% of the outstanding shares of any of the Funds as of July 31, 2002. In addition, to the knowledge of the Trust, the following entities owned 5% or more of the outstanding shares of a class of a Fund as of July 31, 2002.


LARGE CAP VALUE FUND                                 TOTAL FUND        CLASS I         CLASS A       CLASS B        CLASS C
                                                     ----------        -------         -------       -------        -------
Merrill Lynch, Pierce, Fenner & Smith*                 25.7%             25.3%           15.8%          85.0%         91.9%
   4800 Deer Lake Drive
   Jacksonville, FL 32246-6484
Charles Schwab & Co. Inc.*                             19.8%             24.0%
   101 Montgomery Street
   San Francisco, CA 94104-4122
                                       33


Olm Zorg                                                6.4%              7.8%
   P&C Management Limited
   Exchange House
   Primrose St London
   RC2A 2NY
   UK
Salomon Smith Barney Inc.*                              8.2%              5.5%           24.9%
   333 W. 34th Street, Floor 7
   New York, NY 10001-2402
Diane Williams                                                            5.1%
   1043 Ocean Blvd
   Coronado, CA 92118
LARGE CAP VALUE FUND                                 TOTAL FUND        CLASS I         CLASS A        CLASS B       CLASS C
                                                     ----------        -------         -------        -------       -------
Prudential Securities Inc.*                                                              19.7%
   194 Wood Avenue S
   Iselin, NJ 08830-2725
Stephens Inc.*                                                                            5.4%
   FBO 36226554
   111 Center Street
   Little Rock, AR 72201-4402
Stephens Inc.*                                                                            5.2%
   FBO 80037839
   111 Center Street
   Little Rock, AR 72201-4402
MID-CAP VALUE FUND                                   TOTAL FUND        CLASS I         CLASS A        CLASS B       CLASS C
                                                     ----------        -------         -------        -------       -------
Merrill Lynch, Pierce, Fenner & Smith*                 57.8%             53.0%           41.3%          93.5%          80.3%
   4800 Deer Lake Drive
   Jacksonville, FL 32246-6484
Charles Schwab & Co. Inc.*                             15.5%             20.1%           16.9%
   101 Montgomery Street
   San Francisco, CA 94104-4122
National Financial Services Corp.*                                        5.1%
   1345 Avenue of the Americas
   New York, NY 10105-0302
SMALL CAP VALUE FUND                                 TOTAL FUND        CLASS I         CLASS A        CLASS B       CLASS C
                                                     ----------        -------         -------        -------       -------

Merrill Lynch, Pierce, Fenner & Smith*                 60.5%             66.0%           16.01%         89.0%          80.9%
   4800 Deer Lake Drive
   Jacksonville, FL 32246-6484
Charles Schwab & Co. Inc.*                              5.1%              6.1%
   101 Montgomery Street
   San Francisco, CA 94104-4122
PFPC*                                                                                    39.3%
   FBO Neuberger Berman
   211 S. Gulph Road
   King of Prussa, PA 19406-3101



* Denotes record owner of Fund shares only.

                              FINANCIAL STATEMENTS

    The audited financial statements of the Funds are incorporated in this Statement of Additional Information by reference to the Funds' June 30, 2002 Annual Report. You may request a copy of the Annual Report at no charge by calling 1-866-HW-FUNDS (1-866-493-8637).

                       APPENDIX -- DESCRIPTION OF RATINGS

MOODY'S INVESTORS SERVICE

BOND RATINGS:

"Aaa" -- Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

"Aa" -- Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

"A" -- Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

"Baa" -- Bonds which are rated Baa are considered as medium-grade obligations (that is, they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Moody's applies numerical modifiers "1," "2" and "3" in each generic rating classification from Aa through Baa. The modifier "1" indicates that the obligation ranks in the higher end of its generic rating category; the modifier "2" indicates a mid-range ranking; and the modifier "3" indicates that the company ranks in the lower end of that generic rating category.

SHORT-TERM DEBT RATINGS:

MOODY'S SHORT-TERM DEBT RATINGS ARE OPINIONS OF THE ABILITY OF ISSUERS TO HONOR SENIOR FINANCIAL OBLIGATIONS AND CONTRACTS. THESE OBLIGATIONS HAVE AN ORIGINAL MATURITY NOT EXCEEDING ONE YEAR, UNLESS EXPLICITLY NOTED.

"PRIME-1" -- Issuers rated "Prime-1" (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of these characteristics:

    - Leading market positions in well-established industries.

    - High rates of return on funds employed.

    - Conservative capitalization structure with moderate reliance on debt and ample asset protection.

    - Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

    - Well-established access to a range of financial markets and assured sources of alternate liquidity.

"PRIME-2" -- Issuers rated "Prime-2" (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above, but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

STANDARD & POOR'S RATINGS GROUP

BOND RATINGS:

"AAA" -- An obligation rated AAA has the highest rating assigned by S&P. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

"AA" -- An obligation rated AA differs from the highest-rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

"A" -- An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

"BBB" -- An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its commitment on the obligation.

COMMERCIAL PAPER RATINGS:

"A-1" -- This designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

"A-2" -- Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.


FITCH RATINGS CO.


BOND RATINGS:

"AAA" -- Highest credit quality. "AAA" ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

"AA" -- Very high credit quality. "AA" ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

"A" -- High credit quality. "A" ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

"BBB" -- Good credit quality. "BBB" ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

PLUS (+) MINUS (--) -- Plus and minus signs may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the "AAA" long-term rating category or to short-term ratings other than "F1."

SHORT-TERM DEBT RATINGS:

"F1" -- Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

"F2" -- Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

"F3" -- Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

                                     PART C
                                OTHER INFORMATION

ITEM 23.  EXHIBITS

                (a)(1) Agreement and Declaration of Trust(1)
                   (2) Certificate of Trust(1)
                (b)      By-Laws(1)
                (c)      Instruments Defining Rights of Shareholders(1)
                (d)(1) Investment Advisory Agreement relating to the
                         Hotchkis and Wiley Large Cap Value Fund(2)
                   (2) Investment Advisory Agreement relating to the
                         Hotchkis and Wiley Small Cap Value Fund(2)
                   (3) Investment Advisory Agreement relating to the
                         Hotchkis and Wiley Mid-Cap Value Fund(2)
                (e)(1) Distribution Agreement(2)
                   (2) Form of Selling Group Agreement(2)
                (g)      Custodian Agreement(2)
                (h)(1) Accounting Services Agreement(2)
                   (2) License Agreement with Hotchkis and Wiley
                         Capital Management, LLC(2)
                   (3) Transfer Agent Servicing Agreement(2)
                   (4) Expense Cap Agreement(2)
                   (5) Administration Agreement(2)
                   (6) Expense Cap Agreement Amendment*
                   (7) Amendment to Transfer Agent Servicing Agreement*
                (i)      Legal opinion*
                (j)(1) Consent of Independent Accountants*
                   (2) Consent of Counsel*
                (l)      Initial Capital Agreements(2)
                (m)      Amended Distribution Plan*
                (n)      Rule 18f-3 Plan(2)
                (p)(1) Fund's and Adviser's Code of Ethics(2)
                   (2) Principal Underwriter's Code of Ethics(2)


----------------------------

*    Filed herewith.

(1) Incorporated by reference to the Fund's Registration Statement on Form N-1A filed on August 30, 2001 (File No. 333-68740).

(2) Incorporated by reference to Pre-Effective Amendment No. 1 to the Fund's Registration Statement on Form N-1A filed on October 19, 2001 (File No. 333-68740).


ITEM 24. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE FUND

None.

ITEM 25. INDEMNIFICATION

     As permitted by Section 17(h) and (i) of the Investment Company Act of 1940, as amended (the "1940 Act"), and pursuant to Sections 2, 3 and 4 of
Article VII of the Registrant's Agreement and Declaration of Trust (Exhibit
(a)(1) to this Registrant Statement), Trustees, officers, employees and agents of the Trust will be indemnified to the maximum extent permitted by Delaware law and the 1940 Act.

     Article VII, Sections 2 and 3 provide, inter alia, that no Trustee of the Registrant shall be liable to the Registrant, its holders, or to any other Trustee for any action or failure to act (including, without limitation, the failure to compel in any way any former or acting Trustee to redress any breach of trust) except for his own bad faith, willful misfeasance, gross negligence or reckless disregard of his duties.

     Article VII, Section 2 of the Registrant's Agreement and Declaration of Trust provides:

     Section 2. Indemnification and Limitation of Liability. A Trustee, when acting in such capacity, shall not be personally liable to any Person, other than the Trust or a Shareholder to the extent provided in this Article VII, for any act, omission or obligation of the Trust, of such Trustee or of any other Trustee. The Trustees shall not be responsible or liable in any event for any neglect or wrongdoing of any officer, agent, employee, Manager, adviser, sub-adviser or Principal Underwriter of the Trust. The Trust shall indemnify each Person who is, or has been, a Trustee, officer, employee or agent of the Trust and any Person who is serving or has served at the Trust's request as a director, officer, trustee, employee or agent of another organization in which the Trust has any interest as a shareholder, creditor or otherwise to the extent and in the manner provided in the By-Laws. All persons extending credit to, contracting with or having any claim against the Trust or the Trustees shall look only to the assets of the Series that such person extended credit to, contracted with or has a claim against, or, if the Trustees have yet to establish Series, of the Trust for payment under such credit, contract or claim; and neither the Trustees nor the Shareholders, nor any of the Trust's officers, employees or agents, whether past, present or future, shall be personally liable therefor. Every note, bond, contract, instrument, certificate or undertaking and every other act or thing whatsoever executed or done by or on behalf of the Trust or the Trustees by any of them in connection with the Trust shall conclusively be deemed to have been executed or done only in or with respect to his or her capacity as Trustee or Trustees and such Trustee or Trustees shall not be personally liable thereon. At the Trustees' discretion, any note, bond, contract, instrument, certificate or undertaking made or issued by the Trustees or by any officer or officers may give notice that the Certificate of Trust is on file in the Office of the Secretary of State of the State of Delaware and that a limitation on liability of Series exists and such note, bond, contract, instrument, certificate or undertaking may, if the Trustees so determine, recite that the same was executed or made on behalf of the Trust by a Trustee or Trustees in such capacity and not individually or by an officer or officers in such capacity and not individually and that the obligations of such instrument are not binding upon any of them or the Shareholders individually but are binding only on the assets and property of the Trust or a Series thereof, and may contain such further recital as such Person or Persons may deem appropriate. The omission of any such notice or recital shall in no way operate to bind any Trustees, officers or Shareholders individually.

     Article 11, Section 3 of the Registrant's By-laws further provides:

     Section 3. Limitations, Settlements. No indemnification shall be provided hereunder to an agent:

          (1) who shall have been adjudicated by the court or other body before which the proceeding was brought to be liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office (collectively, "disabling conduct"); or

          (2) with respect to any proceeding disposed of (whether by settlement, pursuant to a consent decree or otherwise) without an adjudication by the court or other body before which the proceeding was brought that such agent was liable to the Trust or its Shareholders by reason of disabling conduct, unless there has been a determination that such agent did not engage in disabling conduct:

               (i) by the court or other body before which the proceeding was brought;

               (ii) by at least a majority of those Trustees who are neither
                    Interested Persons of the Trust nor are parties to the proceeding based upon a review of readily available facts as opposed to a full trial-type inquiry); or

              (iii) by written opinion of independent legal counsel based upon a review of readily available facts (as opposed to a full trial-type inquiry); provided, however, that indemnification shall be provided hereunder to an agent with respect to any proceeding in the event of (1) a final decision on the merits by the court or other body before which the proceeding was brought that the agent was not liable by reason of disabling conduct, or (2) the dismissal of the proceeding by the court or other body before which it was brought for insufficiency of evidence of any disabling conduct with which such agent has been charged.

          As permitted by Article VII, Section 4 of the Registrant's Agreement and Declaration of Trust, the Trustees may maintain insurance for Trustees, officers, employees and agents in the amount the Trustees deem adequate.

          The Registrant hereby undertakes that it will apply the indemnification provisions of its Agreement and Declaration of Trust and Bylaws in a manner consistent with Release No. 11330 of the Securities and Exchange Commission under the 1940 Act so long as the interpretation of Section 17(h) and 17(i) of such Act remain in effect and are consistently applied.

ITEM 26. BUSINESS AND OTHER CONNECTIONS OF THE INVESTMENT ADVISER

Set forth below is a list of each executive officer and partner of Hotchkis and Wiley Capital Management, LLC ("H&W") indicating each business, profession, vocation or employment of a substantial nature in which each such person or entity has been engaged since July 1, 2000 for his, her or its own account or in the capacity of director, officer, partner or trustee.



                                                                                OTHER SUBSTANTIAL BUSINESS,
                                                                                PROFESSION, VOCATION OR
NAME AND ADDRESS                         POSITION WITH THE INVESTMENT ADVISER   EMPLOYMENT
--------------------------------------   ------------------------------------   --------------------------------
George H. Davis, Jr.                     Member of Executive Committee and      Member of HWCap Holdings, LLC (since
                                         Chief Executive Officer of H&W         2001); Managing Director of Merrill
                                                                                Lynch Investment Managers, L.P.
                                                                                ("MLIM") (1996 - 2001)

Nancy D. Celick                          Member of Executive Committee and      Member of HWCap Holdings, LLC (since
                                         Chief Operating Officer of H&W         2001); First Vice President of MLIM
                                                                                (1996 - 2001)

Warren A. Stephens                       Member of Executive Committee of H&W   President and Chief Executive
                                                                                Officer of Stephens Inc., 111 Center
                                                                                Street, Little Rock, Arkansas 72201

Jon E. M. Jacoby                         Member of Executive Committee of H&W   Senior Executive Vice President of
                                                                                Stephens Inc., 111 Center Street,
                                                                                Little Rock, Arkansas 72201

Nigel Hurst-Brown                        Member of Executive Committee of H&W   Managing Director of MLIM (1998 -
                                                                                2001);  Co-Head of MLIM, Los Angeles
                                                                                office (1999 - 2000); Director of
                                                                                Mercury Asset Management Group Plc.
                                                                                (since 1990).



ITEM 27. PRINCIPAL UNDERWRITERS

         a. Stephens Inc. ("Stephens"), distributor for the Registrant, does not presently act as investment advisor for any other registered investment companies, but does act as principal underwriter for Barclays Global Investors Funds, Inc; Nations Fund, Inc.; Nations Fund Trust; Nations Reserves; Nations Funds Trust; Nations Annuity Trust; Wells Fargo Variable Trust and Wells Fargo Funds Trust; and is the exclusive placement agent for Nations Master Investment Portfolio and Wells Fargo Core Trust, all of which are registered open-end management investment companies.

         b. Information with respect to each director and officer of the principal underwriter is incorporated by reference to the relevant portions of Form ADV and Schedules A and D thereto, filed by Stephens with the Securities and Exchange Commission pursuant to the Investment Advisers Act of 1940 (file No. 501-15510).

         c. Not applicable.

ITEM 28. LOCATION OF ACCOUNTS AND RECORDS


         The accounts, books and other documents required to be maintained by Registrant pursuant to Section 31(a) of the Investment Company Act of 1940 and the rules promulgated thereunder are in the possession of Registrant or Registrant's investment adviser, 725 S. Figueroa Street, 39th Floor, Los Angeles, California 90017, or Registrant's transfer agent, U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, Milwaukee, Wisconsin 53202, Registrant's custodian, Brown Brothers Harriman & Co., 40 Water Street, Boston, Massachusetts 02109, or Registrant's administrator, Stephens Inc., 111 Center Street, Little Rock, Arkansas 72201.


ITEM 29. MANAGEMENT SERVICES

         Not applicable.

ITEM 30. UNDERTAKINGS

         Not applicable.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act and the Investment Company Act, the Fund certifies that it meets all of the requirements for effectiveness of this Registration Statement under Rule 485(b) under the Securities Act and has duly caused this Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of Los Angeles and State of California, on the 23rd day of August, 2002.

                                                HOTCHKIS AND WILEY FUNDS
                                                By: /s/ NANCY D. CELICK
                                                -------------------------------
                                                        Nancy D. Celick
                                                        President

         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.


                   SIGNATURE                                       TITLE                                DATE
                   ---------                                       -----                                -----
   /s/ NANCY D. CELICK                            Trustee and Principal Executive Officer          August 23, 2002
------------------------------
       NANCY D. CELICK

   /s/ ANNA MARIE LOPEZ                              Principal Financial and Accounting            August 23, 2002
------------------------------                                    Officer
       ANNA MARIE LOPEZ

   /s/ RANDALL H. BREITENBACH                                     Trustee                          August 23, 2002
------------------------------
       RANDALL H. BREITENBACH

   /s/ ROBERT L. BURCH III                                        Trustee                          August 23, 2002
------------------------------
       ROBERT L. BURCH III

   /s/ JOHN A.G. GAVIN                                            Trustee                          August 23, 2002
------------------------------
       JOHN A.G. GAVIN

                            HOTCHKIS AND WILEY FUNDS

                                  EXHIBIT INDEX


EXHIBIT
NUMBER                     DESCRIPTION
-------                    ----------
(h)(6) Expense Cap Agreement Amendment
    (7) Amendment to Transfer Agent Servicing Agreement
(i)       Legal Opinion
(j)(1) Consent of independent accountants
   (2) Consent of counsel
(m)       Amended Distribution Plan